Exhibit 10.16
PURCHASE AGREEMENT
BETWEEN
HEALTHCARE REALTY TRUST INCORPORATED
(“PURCHASER”)
AND
FRISCO SURGERY CENTER LIMITED, FRISCO POB I LIMITED, FRISCO POB II LIMITED, and MEDLAND L.P.
(COLLECTIVELY, “SELLERS”)
Dated as of December 29, 2010

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Page
10.10 No Offer	29
10.11 Rules of Construction	29
10.12 Time of the Essence	29
10.13 Severability of MB Owners’ Interests	30
10.14 Notice Regarding Aboveground Storage Tanks	30
10.15 Waiver of Consumer Rights	30

EXHIBITS:
Exhibit 1.1	Description of MB Properties and Land Sites
Exhibit 2.1(b)	List of Contracts
Exhibit 2.1(e)	Incomplete Construction Projects and Tenant Improvement Work
Exhibit 3.1	Closing Certificate
Exhibit 3.1(c)	List of Existing Tenant Leases
Exhibit 3.1(f)	Leasing Commission Agreements
Exhibit 3.1(i)	List of Security Deposits
Exhibit 3.3(a)	Notice to Tenants
Exhibit 3.3(g)	Sellers Closing Documents
Exhibit 3.3(g)(10)	Reserved
Exhibit 3.3(g)(11)	Reserved
Exhibit 3.3(g)(12)	MOB Development Agreement Assignment
Exhibit 3.3(g)(13)	County Abatement Assignment
Exhibit 3.3(g)(14)	City Abatement Assignment
Exhibit 3.3(g)(15)	Developer Assignment
Exhibit 3.4(b)	Purchaser Closing Documents
Exhibit 4.1	Sellers Deliverables
Exhibit 5.1(c)-1	Tenant Estoppel
Exhibit 5.1(c)-2	Parking Space Lease Estoppel
Exhibit 5.1(c)-3	FSC Lease Estoppel
Exhibit 9.1	Purchaser’s Survey Requirements
Exhibit 9.2-A-1	MB Property#1 Texas Special Warranty Deed
Exhibit 9.2-A-2	MB Property#2 Texas Special Warranty Deed
Exhibit 9.2-A-3	MB Property#3 Texas Special Warranty Deed
Exhibit 9.2-A-4	Land Sites Texas Special Warranty Deed
Exhibit 9.2-B-1	MB Property#1 General Assignment and Bill of Sale
Exhibit 9.2-B-2	MB Property#2 General Assignment and Bill of Sale
Exhibit 9.2-B-3	MB Property#3 General Assignment and Bill of Sale
Exhibit 9.2-B-4	Land Sites General Assignment and Bill of Sale
Exhibit 9.2-C	Sellers’ Affidavit

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PURCHASE AGREEMENT
     THIS PURCHASE AGREEMENT (together with all exhibits attached hereto and any and all amendments hereto made in accordance with the terms hereof, this “Agreement”) is made and entered into as of the 29 day of December, 2010 (the “Agreement Date”), by and among FRISCO SURGERY CENTER LIMITED, a Texas limited partnership (“Seller#1”), FRISCO POB I LIMITED, a Texas limited partnership (“Seller#2”), FRISCO POB II LIMITED, a Texas limited partnership (“Seller#3”), and MEDLAND L.P., a Texas limited partnership (“Seller#4”; together with Seller#1, Seller#2, Seller#3, being collectively referred to hereinafter as the “Sellers”; each of the Sellers being sometimes referred to singularly hereinafter as a “Seller”), and HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation (“Purchaser”).
W I T N E S S E T H:
     A. Each of Seller#1, Seller#2, and Seller#3, individually, is the fee simple owner of that certain real property, including all improvements thereon, designated and more particularly described in Exhibit 1.1 attached hereto (which Exhibit 1.1 includes the name of the owner, legal description and street address, where available, of the real property owned by each Seller). Each such Seller operates a medical building and related improvements on its real property. Each such medical building and related improvements are hereinafter referred to as an “MB” and all such medical buildings and related improvements are hereinafter referred to collectively as the “MBs.” The tracts of land on which the MBs are located are referred to herein from time to time, each, as an “MB Site,” and, collectively, as the “MB Sites.” The term “MB Property” shall mean a specific MB together with and including the applicable MB Site. The term “MB Properties” shall mean collectively all of the MBs and the MB Sites described in Exhibit 1.1 attached hereto. When reference to a specific MB, MB Site or MB Property is intended in this Agreement, such MB, MB Site or MB Property shall be identified by “number” in accordance with the applicable Seller (e.g., MB#3, MB Site#3 and MB Property#3 shall mean the MB, MB Site and MB Property owned in fee simple by Seller#3). For the purpose of clarity, all references to “MB#2” shall mean and include that certain medical building and two (2) story parking structure located on MB Site#2.
     B. Seller#4 is the fee simple owner of those certain two (2) tracts of unimproved property more particularly described on Exhibit 1.1 attached hereto. The two tracts of land owned by Seller#4 are individually referred to herein as “Land Site#4” and “Land Site#5”, and collectively referred to herein as the “Land Sites”.
     C. Sellers have agreed to sell to Purchaser, and Purchaser has agreed to purchase from Sellers, the Property (defined in Article 1 below) on the terms and conditions set forth in this Agreement.
     NOW THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE 1
DEFINITIONS
     1.1 Definition of Certain Terms. For purposes of this Agreement, unless the context otherwise requires, the following terms shall have the meanings hereinafter set forth (such meanings to be applicable to the singular and plural forms of such terms and the masculine and feminine forms of such terms):
     (a) “Affiliate” means an entity that controls, is controlled by, or is under common control with another entity. For purposes of this definition and other definitions that use the concept of

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“control” in this Agreement, “control” shall be deemed to mean the power or authority, directly or indirectly, whether by ownership of legal or beneficial interests, voting rights, proxies, agreement or otherwise, of directing or causing the direction of the business or affairs of the entity.
     (b) “Agreement” shall have the meaning ascribed to such term in the recital paragraphs of this Agreement.
     (c) “Agreement Date” shall have the meaning ascribed to such term in the recital paragraphs of this Agreement.
     (d) “Bankruptcy Code” shall have the meaning ascribed to such term in Section 3.1(l) herein.
     (e) “Broker” shall have the meaning ascribed to such term in Section 10.1 herein.
     (f) “CAM” shall have the meaning ascribed to such term in Section 7.2(d) herein.
     (g) “Centennial Lease” shall mean that certain Medical Office Building Lease dated December 8, 2010, executed by Seller#3, as landlord thereunder, and Centennial Obstetrics & Gynecology, P.A., as tenant thereunder, for certain premises in MB#3.
     (h) “Change Orders” shall have the meaning ascribed to such term in Section 7.2(e)(v) herein.
     (i) “City Abatement Assignment” shall have the meaning ascribed to such term in Exhibit 3.3(g).
     (j) “Closing” shall have the meaning ascribed to such term in Section 7.1 herein.
     (k) “Closing Agent” shall have the meaning ascribed to such term in Section 3.3(g) herein.
     (l) “Closing Certificate” shall have the meaning ascribed to such term in Section 3.1 herein.
     (m) “Closing Date” shall have the meaning ascribed to such term in Section 7.1 herein.
     (n) “Closing Statement” shall have the meaning ascribed to such term in Section 5.2(a) herein.
     (o) “Contracts” shall have the meaning ascribed to such term in Section 2.1(b) herein.
     (p) “County Abatement Assignment” shall have the meaning ascribed to such term in Exhibit 3.3(g).
     (q) “Deed” shall have the meaning ascribed to such term in Section 9.2 herein.
     (r) “Deposit” shall have the meaning ascribed to such term in Section 2.2(b)(i) herein.
     (s) “Developer Assignment” shall have the meaning ascribed to such term in Exhibit 3.3(g).
     (t) “Environmental Law” or “Environmental Laws” shall mean: (i) the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9601 et seq.), as amended;

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(ii) the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), and as further amended; (iii) the Emergency Planning and Community Right to Know Act (42 U.S.C. § 11001 et seq.), as amended; (iv) the Clean Air Act (42 U.S.C. § 7401 et seq.), as amended; (v) the Clean Water Act (33 U.S.C. § 1251 et seq.), as amended; (vi) the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), as amended; (vii) the Hazardous Materials Transportation Act (49 U.S.C. § 1801 et seq.), as amended; (viii) the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. § 136 et seq.), as amended; (ix) the Safe Drinking Water Act (42 U.S.C. § 300f et seq.), as amended; (x) any state, county, municipal or local statutes, laws or ordinances similar or analogous to the federal statutes listed in clauses (i) — (ix) of this Section 1.1(u); (xi) any amendments to the statutes, laws or ordinances listed in clauses (i) — (x) of this Section 1.1(u)), and (xii) any rules, regulations, guidelines, directive, orders or the like adopted pursuant to or implementing the statutes, laws, ordinances and amendments listed in clauses (i) — (xi) of this Section 1.1(u).
     (u) “Escrow Agent” shall have the meaning ascribed to such term in Section 2.2(b)(i) herein.
     (v) “Estoppel Threshold” shall have the meaning ascribed to such term in Section 5.1(c) herein.
     (w) “Existing Tenant Leases” shall have the meaning ascribed to such term in Section 3.1(c) herein.
     (x) “Existing TI Obligations” shall mean tenant improvement expenses (including all hard and soft construction costs, whether payable to the contractor or tenant) and tenant allowances which are not New TI Obligations and are the obligation of the landlord under any Existing Tenant Leases. For the avoidance of doubt, Existing TI Obligations shall not include any tenant improvement expenses described in any Modification to the Goldstein Lease.
     (y) “FSC Lease” shall mean the Lease Agreement dated April 9, 2001, between Seller#1, as landlord, and Frisco Surgery Center, L.L.P., as tenant, and all amendments thereto, covering certain premises in MB#1.
     (z) “Future Commission Obligations” shall have the meaning ascribed to such term in Section 3.1(f) herein.
     (aa) “Goldstein Credit” shall mean an amount credited to the Purchase Price at Closing equal to $143,000.00.
     (bb) “Goldstein Lease” shall mean that certain Medical Office Building Lease dated May 23, 2008, between Seller#3, as landlord, and Fertility Specialists of Texas, P.L.L.C., as the successor by assignment to Fertility Specialists of Dallas, P.A., as Tenant, covering certain premises in MB#3.
     (cc) “Governmental Authority” shall mean any board, bureau, commission, department or body of any municipal, township, county, city, state or federal governmental unit, or any subdivision thereof, having or acquiring jurisdiction over the Property or the ownership, management, operation, use or improvement thereof. “Governmental Authorities” shall mean more than one Governmental Authority.
     (dd) “Ground Lease” shall mean that certain Ground Lease between Seller#2, as landlord and Seller#1, as tenant with respect to the Parking Garage.

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     (ee) “Hazardous Conditions” shall mean the presence on or in the Property of Hazardous Materials, the concentration, condition, quantity, location or other characteristic of which fails to comply with the standards applicable under Environmental Laws.
     (ff) “Hazardous Materials” shall mean any chemical, substance, waste, material, equipment or fixture defined as or deemed hazardous, toxic, a pollutant, a contaminant, or otherwise regulated under any Environmental Law, including, but not limited to, petroleum and petroleum products, waste oil, halogenated and non-halogenated solvents, PCBs, and asbestos.
     (gg) “Indemnification Obligations” shall have the meaning ascribed to such term in Section 4.1 herein.
     (hh) “Independent Consideration” shall have the meaning ascribed to such term in Section 2.2(b)(iii) herein.
     (ii) “Instructing Party” shall have the meaning ascribed to such term in Section 2.2(b)(i) herein.
     (jj) “Instruction” shall have the meaning ascribed to such term in Section 2.2(b)(i) herein.
     (kk) “Inspections” shall have the meaning ascribed to such term in Section 4.1 herein.
     (ll) “Land Site#4”, “Land Site#5”, and “Land Sites” shall each have the meaning ascribed to such terms in the Recitals. “Land Site” shall mean any one of the Land Sites.
     (mm) “Leases” shall mean, collectively, the Existing Tenant Leases and the New Tenant Leases.
     (nn) “Loan” shall have the meaning ascribed to such term in Section 7.2(h) herein.
     (oo) “Material Tenant Lease Default” shall be deemed to exist with regard to a particular MB (A) (i) if one or more tenants in such MB breach and have not cured the monetary terms of their Leases, (ii) if one or more tenants in such MB files a petition in bankruptcy or take, or consent to any other, action seeking any such judicial decree or are the subject of an involuntary petition in bankruptcy which involuntary petition is not vacated prior to Closing, (iii) if one or more Leases of space in such MB are the subject of litigation regarding a default or an alleged default under said Leases or one or more tenants in such MB sends a demand letter to Sellers regarding a claimed material default by Sellers under such Lease(s), and (B) if such Lease or Leases encompassed by clauses (i), (ii), and/or (iii) in (A) above in this definition cover more than five percent (5%) of the usable space in such MB. Additionally, a “Material Tenant Lease Default” shall be deemed to exist with regard to MB Site#2 if the Ground Lease is encompassed by clauses (i), (ii), and/or (iii) in (A) of this definition, and a “Material Tenant Lease Default” shall be deemed to exist with regard to MB Site#1 if the Parking Space Lease is encompassed by clauses (i), (ii), and/or (iii) in (A) of this definition.
     (pp) “MB Properties” shall have the meaning ascribed to such term in the recital paragraphs of this Agreement. “MB Property” shall mean any one of the MB Properties.
     (qq) “MB Sites” shall have the meaning ascribed to such term in the recital paragraphs of this Agreement. “MB Site” shall mean any one of the MB Sites.
     (rr) “MBs” shall have the meaning ascribed to such term in the recital paragraphs of this Agreement. “MB” shall mean any one of the MBs.

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     (ss) “MOB Development Agreement Assignment” shall have the meaning ascribed to such term in Exhibit 3.3(g).
     (tt) “Modifications” shall have the meaning ascribed to such term in Section 3.3(e) herein.
     (uu) “New Tenant Leases” shall have the meaning ascribed to such term in Section 3.3(e) herein.
     (vv) “New TI Obligations” shall mean tenant improvement expenses (including all hard and soft construction costs, whether payable to the contractor or the tenant) and tenant allowances which are the obligation of (a) the landlord under any Existing Tenant Leases that arise with respect to any renewal or expansion options in effect as of the Agreement Date under such Existing Tenant Leases exercised by a tenant after the Agreement Date, or (b) the landlord under (i) the Centennial Lease, and (ii) any New Tenant Leases or Modifications entered into during the period commencing on the Agreement Date and ending on the Closing Date in compliance with Section 3.3(e) herein. New TI Obligations shall not include, however, any tenant improvement expenses described in any Modification to the Goldstein Lease.
     (ww) “Non-Instructing Party” shall have the meaning ascribed to such term in Section 2.2(b)(i) herein.
     (xx) “OFAC” shall have the meaning ascribed to such term in Section 3.2(g) herein.
     (yy) “Parking Garage” shall mean the approximately 156-space parking garage located on MB Site#2 and which is the subject of the Ground Lease.
     (zz) “Parking Space Lease” shall mean that certain Parking Space Lease dated July 6, 2007 between Seller#1, as the landlord, and Frisco Medical Center, L.L.P., as the tenant, as amended by that certain First Amendment to Parking Space Lease dated December 1, 2007.
     (aaa) “Permits” shall mean all permits, licenses, approvals, entitlements and other governmental, quasi-governmental and non-governmental authorizations, including, without limitation, certificates of occupancy required in connection with the ownership, development, construction, use, operation or maintenance of the Property. As used herein, the term “quasi-governmental” shall include the providers of all utilities services to the Property.
     (bbb) “Permitted Exceptions” shall have the meaning ascribed to such term in Section 9.2 herein.
     (ccc) “Permitted Modification(s)” shall have the meaning ascribed to such term in Section 3.3(e)(i) herein.
     (ddd) “Personal Property” shall mean: (i) all signs, supplies, tools, decorations, furniture, furnishings, fixtures, equipment, machinery, landscaping and other tangible personal property located on the MB Sites and Land Sites and owned and used by Sellers exclusively in connection with the leasing, management, operation, maintenance and repair of the MB Properties and Land Sites; (ii) all of Sellers’ right, title and interest in and to the Contracts; (iii) all of Sellers’ right, title and interest as landlord in and to the Leases; and (iv) all warranties for any portion of the MB Properties and/or the Land Sites that are in effect as of the Closing Date.
     (eee) “Pre-Payment Penalty” shall have the meaning ascribed to such term in Section 7.2(h) herein.

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     (fff) “Property” shall mean, collectively, the fee simple title to be conveyed to Purchaser in the MB Properties and the Land Sites, including Sellers’ interest, if any, in any easements, covenants and other rights appurtenant to such MB Properties and Land Sites, and the Personal Property.
     (ggg) “Purchase Price” shall have the meaning ascribed to such term in Section 2.2(a) herein.
     (hhh) “Purchaser” shall have the meaning ascribed to such term in the recital paragraphs of this Agreement.
     (iii) “Purchaser Closing Documents” shall have the meaning ascribed to such term in Section 3.4(b) herein.
     (jjj) “Sellers” shall have the meaning ascribed to such term in the recital paragraphs of this Agreement, and “Seller#1, Seller#2, Seller#3, and Seller#4” shall have the meaning ascribed to such term in the recital paragraphs of this Agreement. “Seller” shall mean any one of the Sellers.
     (kkk) “Sellers’ Affidavit” shall have the meaning ascribed to such term in Section 9.2 herein.
     (lll) “Sellers Closing Documents” shall have the meaning ascribed to such term in Section 3.3(g) herein.
     (mmm) “Sellers Deliverables” shall have the meaning ascribed to such term in Section 4.1 herein.
     (nnn) “Sign Payment” shall have the meanings ascribed to such term in Section 7.2(c) herein.
     (ooo) “Sign Refurbishment Agreement” shall mean the Letter Agreement Regarding Directional Signage at Baylor Medical Center Campus in Frisco, Texas between Seller#1 and Frisco Medical Center, L.L.P., dated November 20, 2009.
     (ppp) “State” shall mean the State of Texas.
     (qqq) “Study Materials” means all non-privileged, non-proprietary materials (i) delivered to Purchaser by Sellers relating to the physical condition, maintenance, and leasing of the Property, including, without limitation, all Leases, current rent rolls, income and expense statements for each MB Property for the calendar years 2008, 2009 and 2010 (through November), plans and specifications and Sellers Deliverables; and (ii) any title information, surveys, plans, documents, reports, studies and test results developed or prepared by or on behalf of Purchaser related to the Property.
     (rrr) “Study Period” shall have the meaning ascribed to such term in Section 4.1 herein.
      (sss) “Survey(s)” shall have the meaning ascribed to such term in Section 9.1 herein.
      (ttt) “Survival Period” shall have the meaning ascribed to such term in Section 3.1 herein.
     (uuu) “Tenant Estoppel” shall have the meaning ascribed to such term in Section 5.1(c) herein.

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     (vvv) “Title Commitment” shall have the meaning ascribed to such term in Section 9.1 herein.
     (www) “Title Company” shall have the meaning ascribed to such term in Section 2.2(b)(i) herein.
     (xxx) “Title Objections Period” shall have the meaning ascribed to such term in Section 9.2 herein.
     (yyy) “Title Policy” shall have the meaning ascribed to such term in Section 9.1 herein.
     (zzz) “USA Patriot Act” shall have the meaning ascribed to such term in Section 3.2(f) herein.
     (aaaa) “Zoning Requirements” shall mean all applicable zoning statutes, ordinances, regulations and laws applicable to the Property.
ARTICLE 2
PURCHASE AND SALE OF THE PROPERTY
     2.1 Purchase of the Property. On the Closing Date, and subject to the terms and conditions set forth in this Agreement, Sellers shall sell, transfer, assign and convey to Purchaser, and Purchaser shall purchase and accept the sale, transfer, assignment and conveyance from Sellers of, and assume the obligations of Sellers arising from or otherwise relating to, the following:
     (a) fee simple title to the Property, including, without limitation, the Leases and all temporary occupancy agreements affecting the Property; and
     (b) all right, title, and interest of Sellers in and to the contracts, agreements, and warranties set forth on Exhibit 2.1(b) attached hereto under the heading “Contracts to be assigned at Closing,” which are still in effect as of the Closing Date, if any (collectively, the “Contracts”).
     2.2 Purchase Price and Terms of Payment.
     (a) The aggregate price (the “Purchase Price”) to be paid by Purchaser to Sellers for the Property shall be $133,500,000.00, subject to adjustments and prorations as set forth in this Agreement. The Purchase Price shall be allocated among the MB Properties and Land Sites as follows:

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Building	Purchase Price
Frisco Surgery Center (MB #1) 5601 Warren Parkway	$92,000,000.00

Professional Office Building I (MB #2) 5575 Warren Parkway	$22,000,000.00

Professional Office Building II(MB #3) 5757 Warren Parkway	$17,000,000.00

Land Site#1 Lot 1A, Block A	$1,000,000.00

Land Site#2 Lot 5A, Block A	$1,500,000.00

Total	$133,500,000.00
     (b) The Purchase Price shall be paid by Purchaser as follows:
     (i) Deposit. Within three (3) days after the Agreement Date, Purchaser shall deposit with Republic Title of Texas, Inc., a subsidiary of First American Title Insurance Company, at its offices located at 2626 Howell Street, 10th Floor, Dallas, Texas 75204 (the “Title Company”), in cash or Federal wire funds, the sum of $1,000,000.00 (the “Deposit”), which Deposit shall be held and disbursed by the Title Company in accordance with the terms and provisions of this Agreement. (From time to time in this Agreement, the Title Company is also referred to as the “Escrow Agent.”) The Deposit shall be nonrefundable except as specifically provided herein, but shall be credited against the Purchase Price at Closing. The Deposit shall be deposited in a federally-insured financial institution in an interest-bearing account. All earned interest on the Deposit shall belong to the party entitled to receive the Deposit under this Agreement. If settlement is completed under the Agreement, Escrow Agent shall pay the Deposit to Sellers as part of the Purchase Price, as required by the Agreement. In the event that either Sellers or Purchaser terminates the Agreement pursuant to the exercise of any right of termination as permitted by the provisions of the Agreement, Escrow Agent shall pay the Deposit and any interest earned thereon to the party identified in the Agreement as being the party to receive the Deposit. In the event that Escrow Agent shall receive an instruction (hereinafter the “Instruction”), with respect to the Deposit, or any part thereof, from Sellers but not from Purchaser, or from Purchaser and not from Sellers (the party giving the Instruction being hereinafter referred to as the “Instructing Party” and the party which did not give the Instruction being hereinafter referred to as the “Non-Instructing Party”), Escrow Agent shall deliver or transmit to the Non-Instructing Party a copy of the Instruction received from the Instructing Party. Unless the Non-Instructing Party notifies Escrow Agent in writing within five (5) days after the Non-Instructing Party’s receipt of the Instruction that Escrow Agent is not to comply with the Instruction, Escrow Agent shall act in accordance with the Instruction. If, however, the Non-Instructing Party does notify Escrow Agent within such five (5) day period that Escrow Agent is not to comply with the Instruction, Escrow Agent shall not act in compliance therewith, but may thereafter either:
          (x) act solely in accordance with: (i) a new Instruction signed jointly by Sellers and Purchaser; (ii) a separate Instruction of like tenor from Sellers and Purchaser; or (iii) a

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certified copy of a judgment of a court of competent jurisdiction, as to which Escrow Agent shall have received an opinion of counsel satisfactory to Escrow Agent that such judgment is final and beyond appeal; or
          (y) upon written notice to Sellers and Purchaser, deposit the Deposit with the registry of a Federal District Court of competent jurisdiction, and in such event all liability and responsibility of Escrow Agent with respect to the Deposit shall terminate upon such deposit having been made.
     Escrow Agent may rely upon the genuineness or authenticity of any document tendered to it by Sellers or Purchaser and shall be under no duty of independent inquiry with respect to any facts or circumstances recited therein. Escrow Agent shall not be liable for any damage, liability or loss arising out of or in connection with the services rendered by Escrow Agent pursuant to this Agreement, except for any damage, liability or loss resulting from the willful misconduct or negligent conduct of Escrow Agent or any of its officers or employees.
     (ii) Remainder of Purchase Price. At the Closing, Purchaser shall pay to Sellers the balance of the Purchase Price, with the Deposit being paid over directly to Sellers by the Title Company, on the Closing Date by Federal wire funds. Such amounts shall be received by Sellers no later than 2:00 p.m., Eastern Time, on the Closing Date.
     (iii) Independent Consideration. Purchaser shall pay to Sellers within three (3) days after the Agreement Date, the sum of $1,000.00 which shall be non-refundable independent consideration for Sellers’ willingness to execute this Agreement (the “Independent Consideration”). The Independent Consideration shall be applied to the payment of the Purchase Price; provided, however, if the sale of the Property does not close for any reason, the Independent Consideration shall be retained by Sellers.
ARTICLE 3
REPRESENTATIONS, WARRANTIES, AND COVENANTS
     3.1 Representations and Warranties of Sellers. For all purposes of this Agreement, the phrase “to Sellers’ knowledge and belief” and similar phrases means the actual, conscious knowledge of Jim Williams, Jr. and/or Reed Williams without any duty to investigate or inquire. In accordance with, and subject to the provisions of Section 10.13, each Seller, on its own behalf and not on behalf of the other Sellers, hereby makes the following representations and warranties to Purchaser with respect to itself and to that portion of the Property owned by such Seller, all of which are made as of the Agreement Date and shall be true and correct on the Closing Date, and all of which shall survive Closing for a period of one (1) year only (the “Survival Period”) (provided, however, the foregoing limitation on the period of survival of such representations and warranties shall not apply to any representations and warranties made by Sellers pursuant to the Sellers Closing Documents, the intent of the parties being that the terms, conditions and provisions of the Sellers Closing Documents shall govern in such event):
     (a) Sellers are duly formed, validly existing and, to the extent applicable, in good standing under the laws of the State of Texas, are qualified to do business in, and in good standing in, such state; and have full power, authority, and legal right to execute and deliver, and to perform and observe the provisions of, this Agreement and the Sellers Closing Documents, and otherwise carry out the transactions contemplated hereunder.

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     (b) This Agreement and the Sellers Closing Documents are, or will be when executed and delivered by Sellers, legally binding on, and enforceable against, Sellers in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, receivership and other similar laws affecting the rights and remedies of creditors generally, and by general principles of equity (whether applied by a court of law or equity). The execution by Sellers of this Agreement and the consummation by Sellers of the transactions contemplated hereby do not, and at the Closing will not, result in a breach of any of the terms or provisions of, or constitute a default or a condition which upon notice or lapse of time or both would ripen into a default under any indenture, agreement, instrument or obligation to which any Seller is a party or, to Sellers’ knowledge and belief, by which the Property or any portion thereof is bound, and does not, and at the Closing will not, to Sellers’ knowledge and belief, constitute a violation of any law, order, rule or regulation applicable to Sellers or any portion of the Property of any court or of any federal, state or municipal regulatory body or administrative agency or other governmental body having jurisdiction over Sellers or any portion of the Property.
     (c) Exhibit 3.1(c) attached hereto constitutes a true and complete list, in all material respects, of (i) all leases and temporary occupancy agreements, licenses and the like with third-parties encumbering the Property in existence as of the Agreement Date and to be assigned to Purchaser at Closing (the “Existing Tenant Leases”), and (ii) all amendments and modifications to such Existing Tenant Leases. Sellers shall deliver to Purchaser a true and complete copy of the Existing Tenant Leases (including any amendments thereto), and other revenue generating agreements (such as antenna license agreements and vending agreements) relating to the Property. To Sellers’ knowledge and belief, (y) there are no parties in possession of the Property other than Sellers or Affiliates of Sellers pursuant to leases or occupancy agreements to be terminated on or before Closing and tenants under the Existing Tenant Leases or subtenants of such tenants, and (z) except for Purchaser, no person or entity has the right to purchase or an option to purchase the Property. Each Existing Tenant Lease is in full force and effect and has not been amended, modified or supplemented in any way that has not been disclosed on Exhibit 3.1(c) attached hereto. The Leases furnished to Purchaser pursuant to this Agreement constitute all written and oral agreements of any kind for the leasing, rental or occupancy of any portion of the Property, except for those term sheets, leasing proposals or letters of intent which are also disclosed on Exhibit 3.1(c) attached hereto. To Sellers’ knowledge and belief, (1) no default or breach on the part of landlord or tenant, if any, exists under any of the Existing Tenant Leases, except as shown in Exhibit 3.1(c) attached hereto, (2) all CAM and other operating expense charges payable under the Existing Tenant Leases for all calendar years prior to calendar year 2010 have been billed to and collected from the tenants under the Existing Tenant Leases, except as shown in Exhibit 3.1(c) attached hereto, and (3) as of the Agreement Date there are no disputes, challenges or requests for audits with respect to CAM or other operating expense charges for any calendar year prior to calendar year 2010 from tenants under the Existing Tenant Leases. Sellers have not accepted the payment of rent or other sums due under any of the Existing Tenant Leases for more than one (1) month in advance.
     (d) Sellers have not received written notice from any Governmental Authority of: (i) any pending or threatened condemnation proceedings affecting the Property, or any part thereof; or (ii) any violations of any Zoning Requirements with respect to the Property, or any part thereof, which have not heretofore been cured.
     (e) Exhibit 2.1(b) attached hereto sets forth a list of all Contracts (other than leasing commission agreements) between Sellers (or any managing agent on behalf of Sellers) and third parties relating to the maintenance or operation of the Property. Sellers shall deliver to Purchaser a true and complete copy of the Contracts. The list of Contracts in Exhibit 2.1(b) is segregated into a

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list of all Contracts that will be assigned at Closing and a list of those contracts, agreements, and warranties affecting the Property that will not be assigned at Closing. To Sellers’ knowledge and belief, except as set forth in Exhibit 2.1(e), at Closing there will be no incomplete construction projects or tenant finish work affecting the Property. Seller#1 represents and warrants that it has completed its obligations set forth in the Sign Refurbishment Agreement.
     (f) Exhibit 3.1(f) attached hereto sets forth a list of leasing commission agreements pursuant to which leasing commissions may become due and owing after the Agreement Date (the commissions disclosed on Exhibit 3.1(f) attached hereto are hereinafter collectively referred to as the “Future Commission Obligations”).
     (g) Sellers have received no written notice from any Governmental Authority of any Hazardous Conditions relating to the Property or of any other violation of any federal, state or local law, statute, regulation, order or ordinance.
     (h) There is no pending litigation against Sellers or to which Sellers are a party relating to Sellers’ ownership of the Property or any part thereof or which would prevent Sellers from conveying the Property in accordance with this Agreement.
     (i) Exhibit 3.1(i) attached hereto is a true and complete list of all security deposits held by Sellers under the Existing Tenant Leases.
     (j) To Sellers’ knowledge and belief, Sellers are the current owners of fee simple title to the MB Properties.
     (k) Each Seller is not a “foreign person” which would subject Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended.
     (l) Each Seller is not insolvent (as such term is defined in Section 101(32) of the United States Bankruptcy Code, 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”)) and will not become insolvent as a result of entering into and consummating this Agreement or the transactions contemplated hereby (including, without limitation, the sale of the Property), nor are the transfers to be made hereunder or obligations incurred in connection herewith made or incurred by Sellers with any intent to hinder, delay or defraud any creditors to which Sellers are or become indebted. Sellers acknowledge that Sellers are receiving new, fair, and reasonably equivalent value in exchange for the transfers and obligations contemplated by this Agreement and affirmatively represent that neither their entry into this Agreement nor their consummation of the transactions contemplated hereby constitutes a fraudulent conveyance or preferential transfer under the Bankruptcy Code or any other federal, state or local laws affecting the rights of creditors generally.
     (m) To Sellers’ knowledge and belief, all of the Study Materials (including property financial reports and data) delivered by Sellers or to be delivered by Sellers to Purchaser are true, complete and accurate in all material respects, and any property financial reports and data comprising a portion of the Study Materials delivered by Sellers were prepared in the normal course of Sellers’ operation and are those used in the day-to-day operation of the Property.
     (n) Except as set forth in Exhibit 2.1(e) attached hereto, all Existing TI Obligations will have been fully performed and funded by Sellers as of the Closing Date.
     Notwithstanding anything contained herein to the contrary, if any representation or warranty of Sellers herein, although true as of the Agreement Date, is no longer true at Closing as a result of a matter, event or circumstance beyond Sellers’ reasonable control, Purchaser may not

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consider same as an event of default hereunder; but rather, in such case, the provisions of this grammatical paragraph shall govern and control. In this regard, if, at or prior to Closing, either party obtains knowledge that any of Sellers’ representations or warranties set forth above relative to any MB Property or Land Site is untrue, inaccurate or incorrect in any material respect, such party shall give the other party written notice thereof within five (5) business days of obtaining such knowledge (but, in any event, prior to Closing). In such an event, Sellers shall have the right to cure such misrepresentation or breach. If Sellers do not cure any such misrepresentation or breach, then Purchaser, as its sole remedy for any and all such untrue, inaccurate or incorrect material representations or warranties, shall elect either (i) to waive such misrepresentation or breach and consummate the transaction contemplated hereby without any reduction of or credit against the Purchase Price, or (ii) to terminate this Agreement as to all of the Property, in which case the parties shall be released of all obligations under this Agreement except those that expressly survive such termination. If Purchaser terminates this Agreement pursuant to the preceding sentence, it shall be entitled to a return of the Deposit and the Title Company shall, subject to the provisions of Section 2.2(b)(i) promptly return the Deposit to Purchaser. Further, if this Agreement is terminated by written notice given as aforesaid, then Purchaser shall, at its election, promptly either return all of the Study Materials to Sellers or destroy all of the Study Materials (including all copies thereof) in the possession of Purchaser and its employees, agents, representatives and consultants and confirm such destruction in writing to Sellers (at no cost to Sellers in either such event). The foregoing obligations of Purchaser shall survive the termination of this Agreement. Notwithstanding any provision herein to the contrary, in the event Closing occurs, Purchaser hereby expressly waives, relinquishes and releases (a) any right or remedy available to it under this Agreement, and (b) any right or remedy available to it at law, in equity, or otherwise, to make a claim against Sellers for damages that Purchaser may incur, or to rescind this Agreement and the transaction contemplated hereby, as the result of any of Sellers’ representations or warranties being untrue, inaccurate or incorrect if Purchaser knew or is deemed to have known that such representation or warranty was untrue, inaccurate or incorrect at the time of Closing. Purchaser shall be deemed to know of any matter contained in any document, report or other writing forwarded to or received by Purchaser at least two (2) business days prior to Closing. Sellers shall deliver to Purchaser at Closing a certificate in the form attached hereto as Exhibit 3.1 (the “Closing Certificate”) wherein Sellers shall confirm that the representations and warranties set forth in this Section 3.1 are true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date, subject to the terms and provisions in this Section 3.1 (including, without limitation, Sellers’ right to cure any materially untrue, inaccurate or incorrect representation or warranty and Purchaser’s waiver of certain of Sellers’ representations and warranties pursuant to this Section 3.1). If, after Closing, Purchaser discovers that any of the representations or warranties of Sellers set forth above is untrue, inaccurate or incorrect in any material respect, then Purchaser may bring a claim for damages during the Survival Period for said misrepresentation or breach, provided that in no event shall an applicable Seller be liable to Purchaser for damages hereunder in an aggregate amount in excess of two percent (2%) of the portion of the Purchase Price allocated to the relevant MB(s) or Land Sites pursuant to Section 2.2(a) herein. Additionally, Purchaser acknowledges that Purchaser shall have no remedy for any misrepresentation or breach by Sellers relative to any of the representations or warranties of Sellers set forth above for claim(s) with respect to which Purchaser initiates a legal proceeding after the expiration of the Survival Period. The provisions of this grammatical paragraph shall survive Closing and/or any termination of this Agreement.
     3.2 Representations and Warranties of Purchaser. Purchaser hereby makes the following representations and warranties to Sellers, all of which are made as of the Agreement Date and shall be true and correct on the Closing Date, and, except as otherwise provided herein, all of which shall survive Closing for a period of one (1) year only (provided, however, the foregoing limitation on the period of survival of such representations and warranties shall not apply to any representations and warranties made by Purchaser pursuant to the Purchaser Closing Documents,

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the intent of the parties being that the terms, conditions and provisions of the Purchaser Closing Documents shall govern in such event):
     (a) Purchaser is duly formed, validly existing and, to the extent applicable, in good standing under the laws of the state of its organization/formation; is, or will be on the Closing Date, duly qualified and authorized to do business in the State, to the extent such qualification is required to perform its obligations hereunder or under any other documents to be executed by Purchaser hereunder; and has, or will have on the Closing Date, full power, authority, and legal right to execute and deliver and to perform and observe the provisions of this Agreement and the Purchaser Closing Documents and otherwise carry out the transactions contemplated hereunder.
     (b) No consent, approval or other authorization of, or registration, declaration or filing with, any governmental authority is required for the due execution and delivery of this Agreement, or for the performance by or the validity or enforceability thereof against Purchaser.
     (c) This Agreement and the Purchaser Closing Documents are, or will be when executed and delivered by Purchaser, legally binding on, and enforceable against, Purchaser in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, receivership and other similar laws affecting the rights and remedies of creditors generally, and by general principles of equity (whether applied by a court of law or equity). The execution by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby do not, and at the Closing will not, result in a breach of any of the terms or provisions of, or constitute a default or a condition which upon notice or lapse of time or both would ripen into a default under any indenture, agreement, instrument or obligation to which Purchaser is a party, and does not, and at the Closing will not, to Purchaser’s knowledge and belief, constitute a violation of any law, order, rule or regulation applicable to Purchaser of any court or of any federal, state or municipal regulatory body or administrative agency or other governmental body having jurisdiction over Purchaser.
     (d) Purchaser is not insolvent (as such term is defined in Section 101(32) of the Bankruptcy Code) and will not become insolvent as a result of entering into and consummating this Agreement or the transactions contemplated hereby (including, without limitation, the purchase of the Property), nor are the transfers to be made hereunder or obligations incurred in connection herewith made or incurred by Purchaser with any intent to hinder, delay or defraud any creditors to which Purchaser is or becomes indebted. Purchaser acknowledges that it is receiving new, fair, and reasonably equivalent value in exchange for the transfers and obligations contemplated by this Agreement and affirmatively represents that neither its entry into this Agreement nor its consummation of the transactions contemplated hereby constitutes a fraudulent conveyance or preferential transfer under the Bankruptcy Code or any other federal, state or local laws affecting the rights of creditors generally.
     (e) There are no actions, proceedings or investigations or tax audits pending or, to Purchaser’s knowledge, threatened, against or affecting Purchaser, seeking to enjoin, challenge or collect damages in connection with the transactions contemplated hereunder or under the Purchaser Closing Documents or which could reasonably be expected to materially and adversely affect the financial condition of Purchaser or the ability of Purchaser to carry out the transactions contemplated hereunder or thereunder.
     (f) The sources of funds for payment by Purchaser of the Purchase Price are not sources of funds which are subject to 18 U.S.C. §§ 1956-1957 (Laundering of Money Instruments), 18 U.S.C. §§ 981-986 (Federal Asset Forfeiture), 21 U.S.C. § 881 (Drug Property Seizure), the United and Strengthening America by Providing Tools Required to Intercept and Obstruct Terrorism Act of 2001, H.R. 3162, Public Law 107-56 (the “USA Patriot Act”) or otherwise violate any Federal anti-

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money laundering statute, implementing regulation, or applicable executive order listed at http://www.treasury.gov/resource-center/sanctions/Pages/eolinks.aspx.
     (g) Purchaser is not, and will not become, a person or entity with whom U.S. persons are restricted from doing business with under regulations of the Office of Foreign Asset Contract (the “OFAC”) of the Department of Treasury (including those named on the OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including Executive Order 13224), the USA Patriot Act, or any other governmental action.
     (h) Purchaser is not acquiring the Property with the assets of an employee benefit plan, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974.
     Notwithstanding anything to the contrary contained herein, the representations and warranties of Purchaser contained in Sections 3.2(f) through 3.2(h) herein shall survive Closing indefinitely.
     3.3 Additional Obligations, Covenants, and Agreements of Sellers.
     (a) Sellers agree to give full, complete, and actual possession of the Property to Purchaser on the Closing Date, subject only to the rights of tenants under the Existing Tenant Leases and all other matters described in Section 9.2 herein. Sellers agree to cooperate fully with Purchaser to assure that the transfer of possession of the Property takes place with as little disruption as practicable to the normal operation of the Property. In this regard, Sellers and Purchaser shall execute and deliver to the Closing Agent, for further delivery by Purchaser to all tenants under the Leases, a sufficient number of copies of the form Notice to Tenant attached hereto as Exhibit 3.3(a). Purchaser agrees to deliver to each such tenant an executed Notice to Tenant immediately following the Closing.
     (b) All of the Contracts shall be assigned to and assumed by Purchaser at Closing (to the extent assignable). If any third-party consent is required as a condition to the effective assignment of a particular Contract to Purchaser, Sellers shall use its good faith, commercially reasonable efforts to secure such consent prior to Closing.
     (c) On the Closing Date, Sellers shall turn over to Purchaser (either directly or by leaving the same at the Property) (i) executed originals (or true copies if Sellers do not possess the originals) of each Lease, and (ii) to the extent in Sellers possession, copies of all books and records required to be kept in accordance with the Tax Abatement Agreement between Collin County and Seller#4, the Tax Abatement Agreement between The City of Frisco and Seller #4, and the Medical Office Buildings Development Agreement between The City of Frisco and Seller#4.
     (d) Subject to Purchaser’s satisfaction of and compliance with the conditions set forth in Section 4.2 herein, Sellers shall permit Purchaser, and its agents, representatives, and contractors, to have reasonable access to the Property to conduct Inspections during normal business hours from and after the Agreement Date through the Closing Date, subject to the rights of tenants under the Existing Tenant Leases and provided that, if Sellers desire, a representative of Sellers shall accompany Purchaser and its agents, representatives, and contractors onto the Property for all Inspections. In addition, subject to the conditions set forth in Section 4.2 herein, Sellers shall deliver to Purchaser all Study Materials in Sellers’ possession or control.
     (e) The following terms and provisions shall apply from the Agreement Date and until the Closing relative to the execution and delivery of new leases of space relative to the Property (collectively, “New Tenant Leases”) and instruments modifying Existing Tenant Leases (collectively, the “Modifications”):

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     (i) From and after the Agreement Date and prior to the Closing, Sellers (as landlord) shall be entitled to enter into Modifications, without seeking or obtaining any consent or approval of Purchaser, if and only if such Modifications are expressly required by and provided for in any Existing Tenant Lease (such Modifications that do not require Purchaser’s consent are hereinafter referred to singularly as a “Permitted Modification” and collectively as “Permitted Modifications”).
     (ii) From and after the Agreement Date and prior to the Closing, Sellers (as landlord) shall not be entitled to enter into any New Tenant Lease or any Modifications (other than Permitted Modifications), without the prior written consent of Purchaser, which consent shall be in Purchaser’s sole discretion. Purchaser shall deliver its approval or disapproval within five (5) business days after Purchaser’s receipt of a written request for approval of a New Tenant Lease or a Modification (other than Permitted Modifications) from Sellers by providing written notice of Purchaser’s approval or disapproval of the same. If Purchaser shall fail to deliver written notice of Purchaser’s approval or disapproval within said five (5) business-day period, then Purchaser shall be deemed conclusively to have approved such New Tenant Lease or a Modification.
     (f) Sellers agree that from and after the Agreement Date to the Closing Date, Sellers will: (i) at their expense, maintain its usual maintenance program for the Property, reasonable wear and tear and damage by fire or other casualty excepted, it being understood, however, that the Property is being sold in an “AS-IS” condition as provided in Section 6.2 herein; (ii) continue to perform in all material respects its obligations as landlord under the Leases; and (iii) maintain in full force and effect property and casualty insurance policies providing coverage on the same basis with the same terms and conditions that are currently maintained.
     (g) On the Closing Date, Sellers shall execute and deliver to the Title Company or other party mutually agreed to by Purchaser and Sellers (the “Closing Agent”) the documents, affidavits, certificates, and other instruments identified on Exhibit 3.3(g) attached hereto (collectively, the “Sellers Closing Documents”).
     (h) At Purchaser’s sole cost and expense, Sellers agree, upon request of Purchaser, to cooperate and to use their good faith, commercially reasonable efforts to assist Purchaser in its efforts to obtain the issuance to Purchaser of audited financial statements of the Property, with an unqualified opinion of Purchaser’s or Sellers’ independent auditors for the results of operations of the Property, together with any other financial statements or information that can reasonably be expected to be required by Purchaser to fully comply with Regulation S-X promulgated by the Securities and Exchange Commission. In furtherance of the foregoing, at Purchaser’s sole cost and expense, Sellers agree, without limitation, to grant access to all of Sellers’ financial statements, and non-privileged records, information and data relating to the Property to Purchaser’s (or Sellers’, as the case may be) independent auditors and, at Purchaser’s sole cost and expense, hereby undertakes to provide such independent auditors with any customary management letters that such independent auditors might reasonably request in connection with its issuance to Purchaser of audited financial statements and an unqualified opinion for the results of operations of the Property. Sellers’ obligations contained in this Section 3.3(h) shall survive for a period of one year following Closing.
     (i) From and after the Agreement Date and until the Closing Date, Sellers shall not enter into any new Contracts relative to the Property without first obtaining the written consent of Purchaser thereto, which consent shall not be unreasonably withheld, conditioned or delayed so long as such Contract may be terminated by the owner of the Property without penalty on no more than thirty (30) days prior written notice. Purchaser shall give Sellers its written response to any request for Purchaser’s consent to a new Contract within five (5) business days of receipt of such request, and Purchaser’s failure to provide such written response within such five (5) business day period conclusively shall be deemed to be Purchaser’s consent to such new Contract.

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     3.4 Additional Obligations, Covenants, and Agreements of Purchaser.
     (a) Provided that Closing occurs, Purchaser shall pay (or, if previously paid by Sellers, reimburse Sellers for) all leasing commissions payable with respect to (i) any Permitted Modifications entered into by one or more Sellers from the Agreement Date to the Closing Date, (ii) any New Tenant Leases or Modifications (other than Permitted Modifications) entered into by one or more Sellers with Purchaser’s prior written consent from the Agreement Date to the Closing Date, and (iii) the Centennial Lease, which amount in regard to the Centennial Lease is agreed to be $58,070.12. Further, Purchaser shall pay for (or, if previously paid by Sellers, reimburse Sellers for) and perform all tenant improvement work and/or pay (or, if previously paid by Sellers, reimburse Sellers for) all tenant allowances required or provided under (i) any Permitted Modifications entered into by one or more Sellers from the Agreement Date to the Closing Date and (ii) any New Tenant Leases or Modifications (other than Permitted Modifications) entered into by one or more Sellers, with Purchaser’s prior written consent, from the Agreement Date to the Closing Date. Other than the Future Commission Obligations (for all of which Purchaser agrees to be responsible), Sellers shall pay all leasing commissions payable with respect to any Existing Tenant Leases. Purchaser, at its sole cost and expense, shall defend (through counsel reasonably approved by Sellers), indemnify, and hold Sellers harmless from and against all liability or claims arising from or related to the Future Commission Obligations. Sellers, at their sole cost and expense, shall defend (through counsel reasonably approved by Purchaser), indemnify, and hold Purchaser harmless from and against all liability or claims arising from or related to the leasing commissions payable by Seller pursuant to this Agreement. The provisions of this Section 3.4(a) shall survive Closing indefinitely.
     (b) On the Closing Date, Purchaser shall execute and deliver to the Closing Agent the documents, affidavits, certificates, and other instruments identified on Exhibit 3.4(b) attached hereto (collectively, the “Purchaser Closing Documents”).
ARTICLE 4
STUDY PERIOD; PURCHASER’S INSPECTIONS
     4.1 Study Period. Purchaser confirms receipt of the Survey and the Title Commitment and a copy of all exception documents referenced therein. Sellers confirm delivery of those specific due diligence items described in Exhibit 4.1 attached hereto (the items referenced in the first two sentences of this Section 4.1 are collectively referred to herein as the “Sellers Deliverables”). Commencing on the Agreement Date and continuing through 5:00 p.m. Central Time on December 28, 2010 (the “Study Period”), and subject to Purchaser’s satisfaction of the conditions set forth in Section 4.2 herein, Purchaser shall have the right, at its sole cost and expense, to inspect and review the Property, the physical and environmental condition thereof, and such other information as it may desire concerning the Property, including, without limitation, obtaining an engineering report and a so-called “Phase I” environmental report on the Property, inspecting Sellers’ books and records relating to the Property, inspecting Sellers’ accounting information regarding cash flow, billing and real estate taxes, obtaining the approval of Purchaser’s corporate management of the transaction contemplated herein and conducting such other investigations of the Property as Purchaser deems necessary, subject to the terms and provisions of this Agreement (collectively, the “Inspections”). Notwithstanding anything contained herein to the contrary, however, Purchaser shall not conduct any environmental studies of the Property more extensive than a “Phase I” level review without first obtaining Sellers’ prior written consent, which may be given or withheld in Sellers’ sole and absolute discretion. If Purchaser, for any reason in Purchaser’s sole discretion, elects not to purchase the Property, then Purchaser shall be entitled to terminate this Agreement by giving written notice thereof to Sellers and the Title Company on or before the expiration of the Study Period, and receive a return of the Deposit. Further, if this Agreement is terminated by written notice given as aforesaid, then Purchaser shall, at its election, promptly either return the Study Materials to Sellers or destroy all of the Study Materials (including all copies thereof) in the possession of Purchaser and

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its employees, agents, representatives and consultants and confirm such destruction in writing to Sellers (at no cost to Sellers in either such event). The foregoing obligations of Purchaser shall survive the termination of this Agreement. Subject to Section 2.2(b)(i), the Title Company shall return the Deposit to Purchaser within five (5) days after receipt from Purchaser of written confirmation (which confirmation shall be deemed to be an Instruction) that Purchaser has fully complied with all of the requirements imposed on Purchaser under the foregoing provisions in this Section 4.1, and Sellers and Purchaser shall have no further rights, obligations or liabilities to each other hereunder, except for the indemnification obligations of either party contained herein (collectively, the “Indemnification Obligations”) and any other obligations that expressly survive the termination of this Agreement. If Purchaser fails to terminate this Agreement in the manner and within the time period set forth above, then Purchaser shall be deemed to have waived the contingencies set forth in this Section 4.1, and this Agreement shall remain in full force and effect.
     4.2 Conditions of Conducting the Inspections. Purchaser’s right to conduct the Inspections on, at or otherwise with respect to the Property prior to the Closing Date shall be subject to Purchaser’s continuing compliance with each and all of the following conditions: (i) all such Inspections shall be conducted in a manner that is not disruptive to tenants or other temporary occupants at the Property; (ii) any contact or communication with any tenants (present or prospective) of the Property or their home office(s) shall be made only after obtaining Sellers’ consent (which shall not be unreasonably withheld, delayed or denied); and such contacts and communications shall be made in a professional and confidential manner; (iii) Purchaser shall at all times strictly comply with all laws, ordinances, rules, and regulations applicable to the Property and shall not engage in any activities that would violate permits, licenses, or environmental, wetlands or other regulations pertaining to the Property; (iv) promptly after entry onto the Property, Purchaser shall restore or repair, to Sellers’ reasonable satisfaction, any damage thereto caused by or otherwise arising from any act by Purchaser, its agents, representatives or contractors; (v) neither Purchaser nor its agents, representatives or contractors shall engage in any activities that would cause Sellers’ rights, title, interests or obligations in or relating to the Property to be adversely affected in any way, including, without limitation, the assertion of any mechanic’s liens, and Purchaser shall, without limitation, promptly remove and bond over any liens, claims of liens or other matters affecting the Property which are caused by Purchaser, its agents, representatives or contractors; (vi) Purchaser shall bear all costs and expenses of its due diligence with respect to the Property, and Sellers shall have no obligation to pay for and/or reimburse Purchaser for any of such costs and expenses, whether or not the sale of the Property pursuant to this Agreement actually closes; and (vii) Purchaser and its agents, representatives or contractors shall comply with the terms and provisions in Section 3.3(d) herein in connection with entries onto the Property to conduct Inspections (including inviting and allowing Sellers or a representative of Sellers to accompany Purchaser and its agents, representatives, and contractors onto the Property for all Inspections).
     4.3 Indemnification. Purchaser, at its sole cost and expense, shall defend (through counsel reasonably approved by Sellers), indemnify, and hold Sellers harmless from and against all injury, liability or damage, whether to person or property, arising from any entry onto the Property by Purchaser, its agents, representatives or contractors, or a violation by Purchaser or its agents, employees or contractors of any of the provisions of this Article 4. This Article 4 shall survive indefinitely Closing or the termination of this Agreement for any reason and shall be in addition to other obligations of Purchaser under Section 8.2 herein.
ARTICLE 5
CONDITIONS PRECEDENT
     5.1 Conditions Precedent to Purchaser’s Obligation to Purchase. The obligation of Purchaser to acquire the Property and to perform the other covenants and obligations to be performed by it on the Closing Date shall be subject to the following conditions precedent (which

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conditions precedent shall inure solely to the benefit of Purchaser, and no other person or entity, including, without limitation, Sellers, shall have any right to waive or defer any of such conditions):
     (a) All of Sellers’ representations and warranties set forth in Section 3.1 herein shall be true and correct in all material respects as of the Closing Date subject to Sellers’ right to cure any materially untrue, inaccurate or incorrect representation or warranty as set forth in Section 3.1 herein.
     (b) Sellers shall have delivered to Closing Agent each and all of the Sellers Closing Documents fully executed and acknowledged, where appropriate.
     (c) Sellers shall have delivered to Purchaser on or prior to the Closing Date (1) a tenant estoppel in the form and content attached hereto as Exhibit 5.1(c)-2, with respect to the Parking Space Lease, unmodified in any material respect by the tenant, (2) a tenant estoppel in the form and content attached hereto as Exhibit 5.1(c)-3 with respect to the FSC Lease, unmodified in any material respect by the tenant, and (3) tenant estoppels in the form attached hereto as Exhibit 5.1(c)-1 for (y) all other Leases for tenant spaces containing more than ten thousand (10,000) square feet of usable space, and (z) at least eighty percent (80%) of all Leases in each MB (such 80% threshold being measured on an MB by MB basis) for tenant spaces containing less than ten thousand (10,000) square feet of usable space individually (the “Estoppel Threshold”), provided, however, in order to meet the Estoppel Threshold, Sellers may provide estoppel certificates executed by Sellers in the form of the tenant estoppels approved by Purchaser as referenced below (modified as necessary to reflect its execution by Sellers instead of the applicable tenants) for not more than twenty percent (20%) of all Leases in each MB, excluding the FSC Lease and the Parking Space Lease. Thus, the Estoppel Threshold will not be met unless Sellers deliver estoppel certificates for at least sixty percent (60%) of all other Leases in each of MB#2 and MB#3 certified by the tenants in the leases to which such estoppel certificates relate. In order to count toward the Estoppel Threshold, each such estoppel certificate must (i) be approved in writing by Purchaser prior to delivery to the applicable tenant, (ii) be certified by the applicable tenant as of a date within thirty (30) days of the Closing Date, and (iii) be returned unmodified in any material respect by the tenant.
     (d) Prior to the Closing, no casualty damage shall have occurred to any MB Property.
     (e) Prior to the Closing, no Property shall be subject to a pending or threatened claim of condemnation or public taking from a Governmental Authority with the power of eminent domain.
     (f) Prior to the Closing, no Material Tenant Lease Defaults shall have occurred with respect to any MB Property.
     (g) The City of Frisco, Texas and Collin County, Texas must have executed and delivered the Sellers Closing Documents to which they are a party and delivered the same to the Closing Agent for disbursement at Closing.
     (h) The Title Company shall have confirmed in writing to Purchaser its unconditional obligation to issue the Title Policy to Purchaser insuring Purchaser’s fee simple interest in the Property subject only to the Permitted Exceptions.
     5.2 Conditions Precedent to Sellers’ Obligation to Sell. The obligation of Sellers to sell the Property and to perform the other covenants and obligations to be performed by them on the Closing Date shall be subject to the following conditions precedent (which conditions precedent shall inure solely to the benefit of Sellers, and no other person or entity, including, without limitation, Purchaser, shall have any right to waive or defer any of such conditions):

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     (a) On or before the Closing Date, Purchaser shall have delivered to Closing Agent the full amount of the Purchase Price (taking into consideration the prior delivery of the Deposit and all prorations, credits and adjustments made pursuant to this Agreement), together with any and all other sums that are to be paid by Purchaser in connection with the closing of its purchase of the Property, and any other amounts shown as payable by Purchaser on a settlement statement to be prepared in connection with the transactions contemplated hereby (the “Closing Statement”).
     (b) All of Purchaser’s representations and warranties set forth in Section 3.2 herein shall be true and correct in all material respects as of the Closing Date.
     (c) Purchaser shall have delivered to Closing Agent each and all of the Purchaser Closing Documents fully executed and acknowledged, where appropriate.
     5.3 Failure to Satisfy Conditions. If any of Sellers’ or Purchaser’s respective conditions precedent are not fully or timely satisfied on or before the Closing Date and such satisfaction is not the result of a party’s failure to perform its covenants or agreements in this Agreement (in which case, the provision of Article 8 shall control), then the party whose conditions precedent are not satisfied shall have the option to: (i) waive any or all of its conditions precedent and proceed to close the transactions contemplated hereby; or (ii) terminate this Agreement by giving written notice thereof to the other party on or before the Closing Date. In the event Sellers or Purchaser gives such notice as aforesaid, Sellers’ obligation to sell and Purchaser’s obligation to purchase the Property shall be deemed, without notice or further act of any party, to be automatically null and void and of no force or effect, and neither Sellers nor Purchaser shall have any further rights or obligations hereunder, except for the Indemnification Obligations and such other obligations that expressly survive the termination of this Agreement. Further, if this Agreement is terminated by written notice given as aforesaid, then Purchaser shall, at its election, promptly either return the Study Materials to Sellers or destroy all of the Study Materials (including all copies thereof) in the possession of Purchaser and its employees, agents, representatives and consultants and confirm such destruction in writing to Sellers (at no cost to Sellers in either such event). The foregoing obligations of Purchaser shall survive the termination of this Agreement. If and only if such termination occurred due to the failure of any of the conditions precedent described in Section 5.1 herein, then Purchaser shall be entitled to a return of the Deposit, and subject to Section 2.2(b)(i), the Title Company shall return the Deposit to Purchaser within five (5) days after receipt from Purchaser of written confirmation (which confirmation shall be deemed to be an Instruction) that Purchaser has fully complied with all of the requirements imposed on Purchaser under the foregoing provisions in this Section 5.3.
ARTICLE 6
SELLERS’ DISCLAIMER
     6.1 Purchaser’s Independent Investigation. PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT, IN ALL CASES, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN SECTION 3.1 HEREIN, SELLERS MAKE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE ADEQUACY, ACCURACY, COMPLETENESS OR CONTENT OF ANY OF THE STUDY MATERIALS OR THE SUITABILITY OF THE SAME FOR ANY PURPOSE, AND, EXCEPT FOR LIABILITY FOR THE BREACH OF THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN SECTION 3.1 HEREIN, SELLERS SHALL HAVE NO LIABILITY TO PURCHASER, OR ANY PERSON OR ENTITY CLAIMING BY, THROUGH OR UNDER PURCHASER, ARISING OUT OF THE STUDY MATERIALS OR TO ANY PERSON OR ENTITY TO WHOM ANY OF THE STUDY MATERIALS WERE DISCLOSED. FURTHER, EXCEPT AS MAY BE EXPRESSLY PROVIDED IN SECTION 3.1 HEREIN, NEITHER PURCHASER, ANY PERSON OR ENTITY CLAIMING BY, THROUGH OR UNDER PURCHASER, NOR ANY OTHER

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PERSON OR ENTITY TO WHOM ANY OF THE STUDY MATERIALS WERE DISCLOSED SHALL HAVE OR MAKE ANY CLAIMS AGAINST SELLERS BASED ON THE STUDY MATERIALS, INCLUDING, WITHOUT LIMITATION, THE ADEQUACY, ACCURACY, COMPLETENESS OR CONTENT THEREOF OR THE SUITABILITY OF THE SAME FOR ANY PURPOSE. PURCHASER HEREBY FURTHER ACKNOWLEDGES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 3.1 HEREIN, AS OF THE CLOSING DATE, PURCHASER SHALL BE DEEMED TO HAVE RELIED SOLELY ON ITS OWN INDEPENDENT INVESTIGATION, EXAMINATION, AND INSPECTIONS OF THE PROPERTY IN CONSUMMATING THE PURCHASE THEREOF IN ACCORDANCE WITH THIS AGREEMENT, THAT PURCHASER IS ASSUMING THE RISK OF FUTURE CHANGES IN APPLICABLE LAWS, AND THAT, EXCEPT AS EXPRESSLY SET FORTH IN SECTION 3.1 HEREIN, PURCHASER HAS NOT RELIED ON, IS NOT ENTITLED TO RELY ON, AND SHALL NOT RELY ON, AND SELLERS ARE NOT LIABLE FOR OR BOUND BY (EXCEPT AS EXPRESSLY SET FORTH IN SECTION 3.1 HEREIN), ANY REPRESENTATIONS OR WARRANTIES (NONE BEING IMPLIED HEREBY), STATEMENTS (VERBAL OR WRITTEN), DOCUMENTS, REPORTS, STUDIES, STUDY MATERIALS OR ANY OTHER MATERIALS MADE AVAILABLE OR PROVIDED BY SELLERS OR ANY OTHER PERSON OR ENTITY PURPORTING TO ACT ON BEHALF OF SELLERS.
     6.2 Property Conveyed “As-Is”. IN THE EVENT PURCHASER PROCEEDS TO CLOSE THE TRANSACTION CONTEMPLATED HEREBY, PURCHASER SHALL BE DEEMED TO BE SATISFIED WITH AND/OR TO HAVE WAIVED THE RESULTS OF ITS DUE DILIGENCE AND TO HAVE ACCEPTED THE PROPERTY, AND EACH AND EVERY PORTION THEREOF, “AS-IS,” “WHERE IS,” AND “WITH ALL FAULTS,” INCLUDING, WITHOUT LIMITATION, LATENT DEFECTS AND OTHER MATTERS NOT DETECTED IN PURCHASER’S INSPECTIONS, WITHOUT RECOURSE TO, AND WITHOUT REPRESENTATION OR WARRANTY BY, SELLERS (EXCEPT AS EXPRESSLY SET FORTH IN SECTION 3.1 HEREIN AND IN THE SELLERS CLOSING DOCUMENTS), EXPRESS OR IMPLIED, WHETHER STATUTORY OR OTHERWISE, AND WITHOUT ANY WARRANTIES OF TRANSFER, QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, INCLUDING, WITHOUT LIMITATION, PURCHASER’S INTENDED USES OR PURPOSES. SPECIFICALLY, PURCHASER AGREES THAT SELLERS WILL NOT BE RESPONSIBLE OR LIABLE TO PURCHASER FOR ANY CONSTRUCTION DEFECTS, ERRORS, OMISSIONS, OR ON ACCOUNT OF ANY OTHER CONDITIONS AFFECTING THE PROPERTY. PURCHASER, OR ANYONE CLAIMING BY, THROUGH OR UNDER PURCHASER, HEREBY FULLY RELEASES SELLER, ITS EMPLOYEES, OFFICERS, MANAGERS, PARTNERS, REPRESENTATIVES, ATTORNEYS, AND AGENTS FROM ANY CLAIM, COST, LOSS, LIABILITY, DAMAGE, EXPENSE, DEMAND, ACTION OR CAUSE OF ACTION ARISING FROM OR RELATED TO ANY CONSTRUCTION DEFECTS, ERRORS, OMISSIONS, OR OTHER CONDITIONS AFFECTING THE PROPERTY. THIS COVENANT RELEASING SELLERS SHALL BE BINDING UPON PURCHASER, ITS SUCCESSORS AND ASSIGNS. THIS WAIVER AND RELEASE OF CLAIMS SHALL SURVIVE THE CLOSING.
ARTICLE 7
CLOSING
     7.1 Closing. Assuming this Agreement has not been terminated by Purchaser pursuant to Section 4.1 above and that the conditions precedent to each parties’ obligations hereunder have either been satisfied or waived in accordance with Section 5.3 above, then the closing of the purchase and sale of the Property (the “Closing”), shall be conducted by the Closing Agent, on December 30, 2010, or on such other date as Purchaser and Sellers may agree in writing (the “Closing Date”). Time is of the essence with respect to the Closing Date, it being understood that the provisions of

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this Agreement regarding the Closing Date are a material inducement to Sellers’ entry into this Agreement.
     7.2 Closing Adjustments and Prorations. The following items of expense shall be adjusted as of midnight of the day immediately preceding the Closing Date (such that Sellers shall be responsible for all days prior to the Closing Date, and Purchaser shall be responsible for all days from and after the Closing Date, including, without limitation, the Closing Date):
     (a) Real Estate Taxes.
     (i) Real estate taxes that are due and payable with respect to the Property on the basis of the most current bills or other current information available shall be prorated as set forth above. Real estate taxes due and payable for any calendar or tax year prior to the year in which the Closing occurs shall be paid by Sellers.
     (ii) The tenant occupying MB Property#1 is obligated under the terms of the FSC Lease to pay all real estate taxes with respect to MB Property#1 and under the terms of the Parking Space Lease to pay all real estate taxes with respect to the parking structure located on MB Site#2. In prior years, Seller#1 would normally collect from such tenant checks in the amount of the real estate taxes owed with respect to MB Property#1 and the parking structure located on MB Site#2 around the middle of January following the year for which such taxes are due. Seller#1 would deposit those checks and then deliver its own checks in a like amount to Seller#4, who would in turn pay such amounts to the applicable taxing authorities, and would obtain a receipt for the taxes paid. Seller#4 would then deliver the receipts (along with the paid tax receipts for the remaining portion of the Property) to the City of Frisco, and by no later than the end of March would expect to receive from the City of Frisco a check representing the tax reimbursement receivable under the Medical Office Buildings Development Agreement between Seller#4 and the City of Frisco covering the Property. Seller#4 would deliver to Seller#1 the portion of the tax reimbursement applicable to MB Property#1 and the parking structure located on MB Site#2. Seller#1 would then deliver to the tenant its check for a like amount. If the Closing occurs, taxes owed with respect to MB Property#1 and the parking structure located on MB Site#2 for calendar year 2010 will be charged to Seller#1 as set forth in Section 7.2(a)(i), collected by the Title Company and paid to the appropriate taxing authorities. Purchaser shall, promptly after the Closing, collect from the tenant in MB Property#1 an amount equal to such real estate taxes for calendar year 2010, and shall pay to Seller#1, promptly after receiving such payment, the amount so collected. Because the rights of Seller#4 under the Medical Office Buildings Development Agreement will have been assigned to Purchaser, Purchaser should receive the tax reimbursement payable by the City of Frisco with respect to such real estate taxes for calendar year 2010, and will disburse it as provided in Sections 7.2(a)(ii) and (iii). Purchaser will pay the tenant in MB Property#1 its share of such reimbursement in the manner described in this Section 7.2(a)(ii) for calendar year 2010. Sellers agree that they will, to the extent reasonably required, following the Closing cooperate with Purchaser and participate in the process of collecting and disbursing the tax reimbursement from the City of Frisco for calendar year 2010.
     (iii) The portion of the real estate tax reimbursement described in Section 7.2(a)(ii) that is not paid to the tenant in MB Property#1 shall be disbursed as described in this Section 7.2(a)(iii). Purchaser shall pay the portion thereof attributable to MB Property#2 to Seller#2, the portion thereof attributable to MB Property#3 to Seller#3, and the portion thereof attributable to Land Site#4 and Land Site#5 to Seller#4, promptly after receiving such reimbursement.
     (iv) Rollback taxes, if any, shall be estimated by the Title Company and an amount equal to 150% of such estimate shall be deposited out of Seller’s proceeds at Closing with the Title Company, to be held in escrow and paid to the taxing authority when the amount of such rollback taxes are assessed and payable. If such rollback taxes are less than the amount escrowed, the

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difference will be refunded to Seller. If such rollback taxes are more than the amount escrowed, Purchaser shall pay the difference.
     (v) The provisions of this Section 7.2(a) shall survive Closing indefinitely.
     (b) Utility Charges. Fuel (to the extent applicable), water and sewer service charges and charges for gas, electricity, telephone (to the extent applicable) and all other public utilities shall be prorated as set forth above. If there are meters on the Property measuring the consumption of utilities, Sellers shall use their good faith efforts to cause such meters (for utilities for which Sellers, and not tenants, are responsible) to be read not more than one (1) day prior to the Closing Date and shall pay promptly all utility bills for which Sellers are liable upon receipt of a statement therefor. Purchaser shall be liable for and shall pay all utility bills for services rendered after such meter readings. In the event such utility readings cannot be accomplished within the one (1) day period prior to the Closing Date, another fair and equitable manner of adjustment of utilities, such as an adjustment based on historical estimates of the utility charges, shall be undertaken. At Closing, Purchaser shall reimburse Sellers for all utility deposits (if any) relating to the Property which are transferred to Purchaser.
     (c) Contracts. Except as set forth in the following sentence, all charges payable with respect to the Contracts remaining in effect after Closing, if any, and all other costs and expenses (if any) of managing, operating, maintaining and repairing the Property shall be prorated as set forth above. Specifically with respect to the Sign Refurbishment Agreement, the parties acknowledge and agree that notwithstanding the provisions of the Sign Refurbishment Agreement, Seller#1 performed its obligations thereunder at its cost and expense, and has invoiced the Tenant (as defined in the Sign Refurbishment Agreement) for $18,280.11, being the Tenant’s financial obligation contained in the Sign Refurbishment Agreement (herein, the “Sign Payment”). Purchaser understands and agrees that the Sign Payment is the property of Seller#1 and waives any and all interest it has in Sign Payment, and agrees that if it receives the Sign Payment or any portion thereof, it will immediately remit the same to Seller#1. Purchaser’s obligations contained in this Section 7.2(c) will survive the Closing indefinitely.
     The adjustments described in Sections 7.2(a) through 7.2(b) herein shall be paid on the Closing Date by adjustments to the Purchase Price. If the amount of any of the adjustments described in Sections 7.2(a) through 7.2(b) herein cannot be determined on the Closing Date, then the adjustments therefor (and corresponding payments between Sellers and Purchaser) shall be made within thirty (30) days after the Closing Date. In making the adjustments required by Sections 7.2(a) through 7.2(b), Sellers shall be given credit for all amounts prepaid for the Closing Date and any period thereafter, and Sellers shall be charged with any unpaid charges for the period prior to the Closing Date.
     (d) Leases. The monthly rent and other tenant charges payable by tenants under the Leases shall be adjusted as of midnight of the day immediately preceding the Closing Date (such that Sellers are entitled to receive/retain all amounts allocable to the period prior to the Closing Date and Purchaser is entitled to receive/retain all amounts allocable to the period from and after the Closing Date (including the Closing Date)), and any such rent and other charges prepaid to Sellers (including a pro rata portion of the rent paid to and received by Sellers for the month in which Closing occurs) shall be paid to Purchaser at Closing in the form of a credit against the Purchase Price. Rent and other charges which are due but uncollected as of the Closing Date shall not be adjusted, but Purchaser shall cause the rent for the period prior to the Closing Date to be remitted to Sellers if, as and when collected, in accordance with the provisions of this Section 7.2(d). On the Closing Date, Sellers shall deliver to Purchaser a schedule of all such past due but uncollected rent and other amounts owed by tenants. Purchaser agrees to cause the amount of such rental arrears to be included in the first bills thereafter submitted by Purchaser to such tenants after the Closing

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Date (but in no event shall such bills first be sent by Purchaser later than thirty (30) days after the Closing Date) and to use commercially reasonable efforts for up to ninety (90) days following the Closing Date to collect such amounts on behalf of Sellers. All rent (including, without limitation, base rent, common area maintenance (“CAM”) charges, and real estate tax reimbursements), when collected, shall be applied first to Purchaser’s reasonable, third-party collection costs, then to current or delinquent rent due Purchaser as landlord under the Leases for any time after the month in which the Closing Date occurs, then to delinquent rents owed for the month in which the Closing Date occurs (which amounts shall be adjusted between Sellers and Purchaser as aforesaid), and the excess, if any, to Sellers on account of rental arrearages due to Sellers (for periods prior to the month in which the Closing Date occurs). Purchaser and Purchaser alone shall have the right to pursue any such arrearages by action against the tenant, including, without limitation, the right to file, with respect to any tenant that is the subject of a bankruptcy proceeding under the Bankruptcy Code or otherwise, a proof of claim or other requisite pleadings or documentation, and/or to take, with respect to any such tenant, such other actions as may be necessary or appropriate in any such bankruptcy or similar proceedings. At the Closing, Sellers shall assign to Purchaser any rights Sellers may have to pursue any such arrearages against any tenants under Existing Tenant Leases. Periodic tenant charges which are not paid by tenants as a part of monthly rental payments (such as, in some cases, CAM charges and real estate tax reimbursements) shall be apportioned as of the Closing Date between Sellers and Purchaser (in the manner set forth above) upon receipt of the payment from the subject tenant subsequent to the Closing Date, based on the number of days in the lease year (or other period) before and after the Closing Date, respectively. Further, with respect to reconciliation of CAM charges and real estate tax reimbursements for the calendar year in which Closing occurs, Sellers shall deliver to Purchaser at Closing a schedule(s) showing the CAM and real estate tax reimbursements received from tenants prior to the Closing Date and the operating and real estate tax expenses of the Property actually incurred prior to the Closing Date.
     (e) Tenant Improvement Expenses. Tenant improvement expenses (including all hard and soft construction costs, whether payable to the contractor or the tenant), and tenant allowances which are the obligation of the landlord under Leases shall be allocated between the parties according to whether such obligations are Existing TI Obligations or New TI Obligations as follows:
     (i) Existing TI Obligations. If, by Closing, Sellers have not paid in full the Existing TI Obligations, then the costs attributable thereto shall be credited against the Purchase Price at Closing and Purchaser shall be responsible for payment of the costs and expenses incurred to complete such Existing TI Obligations. If such credit exceeds the actual costs of completing such Existing TI Obligations, then Purchaser shall promptly pay such excess to Sellers when such excess is determined after Closing. If such credit is insufficient for such purpose, then Sellers shall promptly reimburse Purchaser for such deficiency after Closing upon receipt of an invoice therefor, together with reasonable supporting documentation. The parties’ obligations under this provision shall survive Closing.
     (ii) New TI Obligations. Purchaser shall be fully responsible for (y) all costs associated with New TI Obligations and (z) except as contemplated in clause (b) in the immediately following sentence, performing all obligations of landlord under the Leases relative to New TI Obligations. Provided, however, to the extent (a) Purchaser requests Sellers to commence the performance of New TI Obligations prior to Closing and Sellers are willing to do so or (b) Sellers are obligated under Leases to commence the performance of New TI Obligations prior to Closing pursuant to renewals or expansion rights properly exercised after the Agreement Date (which Sellers shall do), Sellers shall receive a credit at Closing for the cost of New TI Obligations so performed and paid for by Sellers.
     (iii) Evidence of Payment and Performance. At Closing, Sellers shall provide lien waivers, payment affidavits, certificates of completion, and other evidence reasonably necessary to confirm Sellers’ performance and payment of the Existing TI Obligations and the New TI

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Obligations, if any, and shall provide a Sellers’ Affidavit to the Title Company for the purpose of inducing the Title Company to insure against any claims against the Property arising from any such work performed before Closing.
     (iv) Assignment of Contracts. If Purchaser is responsible for completing any tenant improvement work pursuant to the foregoing provisions, Sellers shall, at Closing and only if requested by Purchaser, assign (if and to the extent assignable) the architect, contractor and other agreements relating to such improvements to Purchaser. Such assignment shall be in form and substance reasonably acceptable to both Sellers and Purchaser and shall be accompanied by consents to such assignment from the parties obligated under such agreements, to the extent required by such agreements and to the extent obtainable by Sellers.
     (v) Change Orders. Unless expressly required by the terms of an Existing Tenant Lease, Sellers shall not agree to any change orders or additions to tenant improvements or material changes in the scope of work or specifications with respect to the Existing TI Obligations or New TI Obligations (collectively, the “Change Orders”) without Purchaser’s prior written approval, such approval not to be unreasonably withheld, conditioned or delayed.
     (vi) Goldstein Credit. Purchaser shall be entitled to the Goldstein Credit at Closing. The Goldstein Credit was specifically negotiated between the parties and shall not be subject to any post-closing adjustments or “true ups”, whether described in this Section 7.2 or otherwise. The Goldstein Credit shall be credited to Purchaser at Closing regardless of whether Seller#3 enters into a Modification with respect to the Goldstein Lease in accordance with Section 3.3(e)(ii).
     (f) Security Deposits. Sellers shall deliver to Purchaser at Closing a schedule of all security deposits held by Sellers on the Closing Date which have been deposited by tenants under the Leases. At Closing, Sellers shall give Purchaser a credit therefor against the Purchase Price. Purchaser shall indemnify Sellers, to the extent of the security deposits credited to Purchaser as aforesaid, against any claims by tenants on account of such security deposits. Sellers shall indemnify Purchaser against any claims by tenants on account of any portion of any security deposit which should have been credited to Purchaser as aforesaid but which was not credited to Purchaser as aforesaid.
     (g) Closing Costs. Purchaser shall pay (i) all charges and fees in connection with Purchaser’s Inspections of the Property as provided in Article 4 herein, (ii) all recording charges due and payable in connection with the recordation of the Deeds, (iii) except as provided in the following sentence, all costs and expenses of examination of title, title insurance, and all title policy endorsements requested by Purchaser up to $350,000, (iv) costs and expenses of obtaining the Survey in accordance with Section 9.1 herein, (v) all escrow fees in connection with the closing of the transaction contemplated hereby and (vi) the lesser of the Pre-Payment Penalty or $500,000 as specified in Section 7.2(h). If Purchaser elects to obtain separate title insurance policies for one or more of the MB Properties instead of a single policy for all of the Property, the Purchaser shall pay for all endorsements to all title insurance policies and the $350,000 limit in (iii) above shall only apply to title insurance costs and expenses other than the endorsements. Seller shall pay its own attorneys’ fees and other professional fees incurred by it in connection with the transaction contemplated by this Agreement. All other Closing costs shall be paid by the party for whose benefit such costs were incurred.
     (h) Pre-Payment Penalty. As of the Agreement Date, MB Property#1 secures that certain loan evidenced by a Promissory Note dated on or around September 23, 2003, in the original principal amount of $12,800,000 in favor of American National Insurance Company, as amended from time to time (the “Loan”). The documents evidencing the Loan allow the sale of MB Property#1 securing the Loan and the pre-payment of the Loan conditioned on the payment of a Pre-Payment

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Penalty (herein so called). The parties agree that the Pre-Payment Penalty will be a Closing cost for which Purchaser will be responsible up to the lesser of (i) the Pre-payment Penalty, and (ii) $500,000.00. Seller will then pay the Loan (using Purchaser’s proceeds to pay the Pre-Payment Penalty) in full at Closing and cause the release of the deed of trust securing the Loan.
     (i) Final Reconciliation. Purchaser and Sellers agree to make any and all final adjustments for any items being prorated or adjusted under this Section 7.2 after year-end reconciliations have been completed with all tenants and final tax bills and other relevant bills have been received, all such adjustments to be completed on or before March 1, 2011. Without limiting the generality of the foregoing, (i) if and to the extent that the real estate tax proration between the parties at Closing requires adjustment once final tax bills are issued, amounts shall be appropriately adjusted by Sellers and Purchaser so that the party owing any such reconciled amount shall pay the other party the amount so owed, and (ii) if and to the extent that the pass-throughs and related prorations between the parties at Closing require adjustment once amounts payable by tenants for pass-throughs of taxes, insurance costs and CAM costs are finally determined, such amounts shall be appropriately adjusted by Sellers and Purchaser so that the party owing any such reconciled amount shall pay the other party the amount so owed. Payments in connection with the final adjustments shall be made on or before April 30, 2011, and the parties shall cooperate with one another with respect to such adjustments.
     (j) Survival. Each and all of the provisions of this Section 7.2 (including, without limitation, the indemnities in Section 7.2(f) herein) shall survive Closing indefinitely.
ARTICLE 8
BREACH; TERMINATION
     8.1 Breach by Sellers. If Sellers shall fail to perform its covenants or agreements hereunder on or before the Closing Date Purchaser’s sole and exclusive remedy shall be either to (i) terminate this Agreement or (ii) obtain specific performance of Sellers’ obligation to sell the Property to Purchaser. Further, if this Agreement is terminated as aforesaid, then Purchaser shall, at its election, promptly either return the Study Materials to Sellers or destroy all of the Study Materials (including all copies thereof) in the possession of Purchaser and its employees, agents, representatives and consultants and confirm such destruction in writing to Sellers (at no cost to Sellers in either such event). The foregoing obligations of Purchaser shall survive the termination of this Agreement. In the event that Purchaser terminates this Agreement under this Section 8.1, then subject to Section 2.2(b)(i), the Title Company shall return the Deposit to Purchaser within five (5) days after receipt from Purchaser of written confirmation (which confirmation shall be deemed to be an Instruction) that Purchaser has fully complied with all of the requirements imposed on Purchaser under the foregoing provisions in this Section 8.1. Furthermore, in the event that Purchaser terminates this Agreement under this Section 8.1, all claims for losses, damages, costs and expenses (other than the right to recover losses, damages, costs or expenses pursuant to any Indemnification Obligation) by either party are waived hereby. In the event Purchaser is successful in obtaining specific performance of Sellers’ obligation to sell the Property to Purchaser, then Sellers shall pay Purchaser’s reasonable attorneys’ fees incurred in respect thereof. In no event shall Purchaser be entitled to make a claim for, or recover against Sellers (or any of them), any consequential, exemplary or punitive damages for any breach by Sellers (or any of them) of this Agreement or pursuant to any Indemnification Obligation hereunder.
     8.2 Breach by Purchaser. If Purchaser shall fail to perform any of the covenants or agreements to be performed by it under this Agreement on or before the Closing Date, Sellers’ sole and exclusive remedy shall be to terminate this Agreement and receive the Deposit as liquidated damages for Purchaser’s default (with the Title Company to, subject to Section 2.2(b)(i), pay the Deposit to Sellers upon Sellers’ request, which request shall be deemed to be an Instruction), all

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other claims for losses, damages, costs and expenses (other than the right to recover losses, damages, costs or expenses pursuant to any Indemnification Obligation) being waived hereby. Purchaser and Sellers hereby acknowledge and agree that the actual damages suffered by Sellers as a result of such breach by Purchaser would be impracticable, extremely difficult or impossible to determine and Purchaser agrees that the amount of the Deposit shall be the amount of damages to which Sellers are entitled in such event, and that the amount of such liquidated damages is reasonable and does not constitute a penalty. Notwithstanding the foregoing, in no event shall Sellers’ ability to recover from Purchaser any loss, cost, damage or expense pursuant to any Indemnification Obligation be deemed limited in any respect by Sellers’ receipt of the Deposit as aforesaid. In the event Seller is obligated to engage attorneys to collect the Deposit, and Seller is thereafter successful in collecting the Deposit, then Purchaser shall pay Sellers’ reasonable attorneys’ fees incurred in respect thereof. Further, if this Agreement is terminated as aforesaid, then Purchaser shall, at its election, promptly either return the Study Materials to Sellers or destroy all of the Study Materials (including all copies thereof) in the possession of Purchaser and its employees, agents, representatives and consultants and confirm such destruction in writing to Sellers (at no cost to Sellers in either such event). The foregoing obligations of Purchaser shall survive the termination of this Agreement. In no event shall Sellers be entitled to make a claim for, or recover against Purchaser, any consequential, exemplary or punitive damages for any breach by Purchaser of this Agreement or pursuant to any Indemnification Obligation hereunder.
ARTICLE 9
TITLE EXAMINATION
     9.1 Title Commitment. Sellers hereby agree that Sellers shall not, after the Agreement Date and prior to Closing, take any action affecting title to the Property (except for (i) the New Tenant Leases and Modifications and memoranda thereof, and (ii) actions effectuating the release of liens or encumbrances) unless consented to by Purchaser. Purchaser acknowledges that Sellers have (a) caused the Title Company to issue to Purchaser a current commitment for a Texas standard form policy of owner’s title insurance (the “Title Commitment”) setting forth the state of title to the Property (other than the Personal Property) and committing the Title Company to issue to Purchaser an owner’s policy of title insurance insuring Purchaser’s fee simple interest in the Property (other than the Personal Property) in the amount of the Purchase Price and with such endorsements as Purchaser desires (the “Title Policy”), (b) delivered a copy of the Title Commitment to Purchaser and caused the Title Company to deliver to Purchaser a copy of all title documents that are referred to in the Title Commitment, and (c) delivered to Purchaser a current “as-built” survey of each of the MB Properties and Land Sites, dated not earlier than sixty (60) days prior to Closing, which surveys comply with Purchaser’s survey requirements in Exhibit 9.1 attached hereto, prepared by a licensed land surveyor in the State, and be keyed to the Title Commitment (collectively, the “Survey”). Notwithstanding anything to the contrary herein, at the request of Purchaser, Sellers shall execute and deliver to Purchaser a quit claim deed using the metes and bounds legal description created by the surveyor.
     9.2 Title Objections; Permitted Exceptions. Purchaser delivered to Sellers written notice of Purchaser’s objection to the condition of title to the Property, as reflected by the Title Commitment and the Survey, on December 16, 2010. The applicable Seller shall convey title to the MB Properties and Land Sites, as the case may be, by special warranty deed in the forms attached hereto as Exhibit 9.2-A-1 (with respect to MB Property#1), Exhibit 9.2-A-2 (with respect to MB Property#2), Exhibit 9.2-A-3 (with respect to MB Property#3), and Exhibit 9.2-A-4 (with respect to the Land Sites) (each a “Deed” and collectively, the “Deeds”), subject only to the items shown on Exhibit B to each Deed (such items being the “Permitted Exceptions”). The applicable Seller shall convey title to the Personal Property by the General Assignments and Bill of Sale attached hereto as Exhibit 9.2-B-1, (with respect to MB Property#1), Exhibit 9.2-B-2 (with respect to MB Property#2), Exhibit 9.2-B-3 (with respect to MB Property#3), and Exhibit 9.2-B-4 (with respect to the Land Sites). Sellers agree

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to provide to the Title Company at Closing an affidavit (the “Sellers’ Affidavit”) in the form attached hereto as Exhibit 9.2-C in order to cause the Title Company to delete the so-called standard exceptions for mechanics liens and parties in possession.
ARTICLE 10
MISCELLANEOUS PROVISIONS
     10.1 Brokers.
          (a) Each Seller represents and warrants to the Purchaser that no broker or other person or entity, including the Possible Claimants (as defined below) is entitled to a commission, finders and/or other fee, or other compensation in connection with the sale to and acquisition of the Property by Purchaser, and each Seller hereby indemnifies and holds the Purchaser harmless from and against any claims, losses, damages, costs, and expenses that the Purchaser may suffer or incur in the event that any broker or other person or entity, including the Possible Claimants, asserts a claim through the Sellers for such a commission, fee, or other compensation.
          (b) Purchaser discloses that it is aware that the following persons and entities may claim a commission, finders and/or other fee, or other compensation in connection with the sale to and acquisition of the Property by Purchaser: Rainier Medical Investments, Mr. Jim Murphy, and Mr. Reed Williams (such persons and entity, together with any entity(s) affiliated with any of them are referred to herein as the “Possible Claimants”). Purchaser represents and warrants to Sellers that it has not entered into a written agreement with any of the Possible Claimants, nor has it agreed to pay a commission, fee, or other compensation to any Possible Claimants. Purchaser hereby indemnifies and holds the Sellers harmless from and against any claims, losses, damages, costs, and expenses that the Seller may suffer or incur as a result of Purchaser’s breach of the foregoing representations and warranties. Purchaser further indemnifies and holds Sellers harmless from and against any claims, losses, damages, costs, and expenses that the Seller may suffer or incur in the event any broker, person or entity other than the Possible Claimants asserts a claim through the Purchaser for a commission, fee, or other compensation in connection with the acquisition of the Property by Purchaser.
     The provisions of this Section 10.1 shall survive Closing or termination of this Agreement indefinitely.
     10.2 Entire Agreement; Modification. This Agreement, the Sellers Closing Documents, and the Purchaser Closing Documents contain the entire agreement between the parties relating to the conveyance of the Property, all prior negotiations between the parties are of no force or effect, and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between them other than as set forth in this Agreement, the Sellers Closing Documents, and the Purchaser Closing Documents. No change or modification of this Agreement or any of the Sellers Closing Documents or the Purchaser Closing Documents shall be valid unless the same is in writing and signed by each of the parties hereto or thereto. No waiver of any of the provisions of this Agreement, the Sellers Closing Documents, or the Purchaser Closing Documents executed or to be executed in connection herewith shall be valid unless in writing and signed by the party against whom it is sought to be enforced.
     10.3 Survival of Covenants and Agreements. Except as otherwise expressly set forth in this Agreement, the covenants and agreements of the parties set forth in this Agreement shall remain operative and shall survive Closing indefinitely.
     10.4 Binding Upon Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the respective personal representatives, successors, and permitted assigns of the parties hereto. Except as set forth in this Section 10.4, neither Purchaser

27

nor Sellers shall have any right to assign this Agreement and/or its rights and obligations hereunder without the prior written consent of the other (which consent may be granted or withheld in a party’s sole and absolute discretion). Any assignment or other transfer of this Agreement without the written consent of the other party shall be null and void and of no force or effect. Notwithstanding the foregoing to the contrary, Purchaser shall have the right to assign this Agreement and/or its rights and obligations hereunder to one or more Affiliates of Purchaser without the prior written consent of Sellers; provided, however, Purchaser shall deliver to Sellers promptly after any such assignment written notice of such assignment, together with a copy of the relevant assignment document. In the event of any such assignment pursuant to the immediately preceding sentence, however, Purchaser shall not be released or discharged from any liability under this Agreement and shall remain liable for the performance of all obligations of Purchaser hereunder.
     10.5 Governing Law. The provisions of this Agreement shall be governed by the laws of the State, without regard to the conflicts of laws provisions thereof.
     10.6 Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given/received: (1) on the date delivered if delivered personally; (2) the next business day after deposit with a nationally recognized overnight courier service when marked for delivery on the next business day; (3) upon acceptance or rejection if sent by registered or certified United States mail, properly addressed and postage pre-paid; or (4) upon completion of transmission (which is confirmed by telephone or a statement generated by the transmitting machine) if sent by facsimile to compatible equipment in the possession of the recipient, and addressed to the party for whom it is intended, at the address hereinafter set forth:

If to Purchaser:	Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Attention: Stephen E. Cox, Jr., Assistant General Counsel
Phone: (615) 269-8175
Fax: (615) 463-7739

With a copy to:	Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Attention: Brince Wilford
Phone: (615) 269-8175
Fax: (615) 690-8410

If to Sellers:	Frisco Surgery Center Limited
Frisco POB I Limited
Frisco POB II Limited
Medland L.P.
c/o Texas Land Management, L.L.C.
5400 Dallas Parkway
Frisco, Texas 75034
Attention: Jim Williams, Jr.
and Jessica Schwarz-Zik, Esq.
Phone: (214) 618-3800
Fax: (214) 618-3830

With a copy to:	Scott Drablos, Esq.
Haynes and Boone, LLP
2323 Victory Avenue, Suite 700
Dallas, Texas 75219
Phone: (214) 651-5421
Fax: (214) 200-0759

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     Any party may designate a change of address by written notice to the other in accordance with the provisions set forth above, which notice shall be given at least five (5) days before such change of address is to become effective.
     10.7 Exhibits. Each and all of the exhibits attached hereto are hereby incorporated into this Agreement by reference.
     10.8 Confidentiality. From and after the Agreement Date and continuing until the earlier of Closing or the termination of this Agreement, Seller will not solicit, entertain or accept any offers to sell, restrict, or lease all or substantially all, of the Property. Additionally, from and after the Agreement Date and continuing until the earlier of Closing or the termination of this Agreement, Seller and Purchaser agree that (a) all negotiations regarding the sale and purchase of the Property, (b) Purchaser’s identity and interest in the Property, and (c) the existence of this Agreement, shall remain strictly confidential and that no press or other publicity release or communication to the general public in connection with the sale or purchase of the Property will be issued without the other party’s prior written consent, except for disclosures to the party’s partners, lenders, advisors, third party due diligence providers, or as necessary to provide the Sellers’ Deliverables, or in accordance with the terms of the formal documents or as required by law or the rules of any regulatory agency, or as may be advisable by Purchaser’s counsel. Neither this Agreement nor any memorandum thereof may be recorded in any real property records without the express written consent of both Purchaser and Sellers. This provision replaces and supersedes the similar provision in the letter of intent executed by Purchaser and Sellers dated December 2, 2010, and any binding provisions contained in such letter of intent shall be of no further force or effect from and after the Agreement Date.
     10.9 Study Materials. Sellers agree to deliver (i.e., by uploading the same to a website to which Purchaser has access or by delivering or causing to be delivered to Purchaser a hard copy of the same) to Purchaser true and correct copies of all Study Materials which are in Sellers’ possession or readily available to Sellers.
     10.10 No Offer. The parties agree that the submission of this Agreement for review or execution by one party to the other does not constitute an offer to sell or purchase the Property and that this Agreement shall not be valid, binding or enforceable until duly and fully executed by all parties hereto.
     10.11 Rules of Construction. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement. All references to “Sections,” without reference to a document other than this Agreement, are intended to designate articles and sections of this Agreement, and the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, unless specifically designated otherwise. The use of the term “including” shall mean in all cases “including, but not limited to,” unless specifically designated otherwise. No rules of construction against the drafter of this Agreement shall apply in any interpretation or enforcement of this Agreement, any documents or certificates executed pursuant hereto, or any provisions of any of the foregoing.
     10.12 Time of the Essence. TIME IS OF THE ESSENCE in this Agreement. In addition, if the final day of any period of time set out in any provision of this Agreement, including, without limitation, the Closing Date and the Study Period, falls on a Saturday, Sunday or legal holiday, then

29

in such case, such period shall be deemed extended to the next day which is not a Saturday, Sunday or legal holiday.
     10.13 Severability of MB Owners’ Interests. Notwithstanding any term or provision in this Agreement to the contrary, the warranties, representations, agreements and covenants made by Sellers herein are made by each of the entities that compose Sellers only with respect to the specific MB or Land Sites owned by each such entity, and liability for any breach or failure to perform under this Agreement shall be several and not joint among the entities that compose Sellers.
     10.14 Notice Regarding Aboveground Storage Tanks. The aboveground storage tank(s) which are located on the Property are presumed to be regulated by the Texas Commission on Environmental Quality and may be subject to certain registration, delivery prohibition, installation notification, and other requirements found in Title 30 Texas Administrative Code, Chapter 334.
     10.15 Waiver of Consumer Rights. Purchaser, after consultation with an attorney of its own selection (which counsel was not directly or indirectly identified, suggested or selected by Sellers or any agent of Sellers), hereby voluntarily waives its rights under the Texas Deceptive Trade Practices — Consumer Protection Act (Section 17.41, et seq., Texas Business and Commerce Code), a law that gives consumers special rights and protections. Purchaser hereby acknowledges to Sellers that Purchaser and Sellers are not in a significantly disparate bargaining position.
[Signatures appear on the following pages]

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     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above stated.

SELLER#1: FRISCO SURGERY CENTER LIMITED, a Texas limited partnership
By:	Texas Land Management, L.L.C., its general partner

By:	/s/ Jim Williams, Jr.
	Name:	Jim Williams, Jr.
	Title:	President

SELLER#2: FRISCO POB I LIMITED, a Texas limited partnership
By:	Texas Land Management, L.L.C., its general partner

By:	/s/ Jim Williams, Jr.
	Name:	Jim Williams, Jr.
	Title:	President

SELLER#3: FRISCO POB II LIMITED, a Texas limited partnership
By:	Texas Land Management, L.L.C., its general partner

By:	/s/ Jim Williams, Jr.
	Name:	Jim Williams, Jr.
	Title:	President

SELLER#4: MEDLAND, L.P., a Texas limited partnership
By:	Texas Land Management, L.L.C., its general partner

By:	/s/ Jim Williams, Jr.
	Name:	Jim Williams, Jr.
	Title:	President

31

PURCHASER: HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation
By:	/s/ Brince Wilford
	Name:	Brince Wilford
	Title:	Senior Vice President Real Estate Investments

32

     Escrow Agent executes this Agreement for the sole purpose of confirming its agreement to act in accordance with the provisions of Section 2.2(b) hereof.

ESCROW AGENT: REPUBLIC TITLE OF TEXAS, INC.
By:	/s/ Nancy Colaluca
	Name:	NANCY COLALUCA
	Title:	SR. VICE PRESIDENT

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Exhibit 1.1
Description of the MB Properties and Land Sites

SITE	ADDRESS	OWNER (“SELLER”)
Frisco Surgery Center (MB #1)

Lot 3A, Block A, in FRISCO MEDICAL CENTER, an Addition to the City of Frisco, Collin County, Texas, according to the Map thereof recorded in Cabinet 2007, Page 426, Plat Records, Collin County, Texas.
	5601 Warren Parkway Frisco, Texas	Frisco Surgery Center Limited

Professional Office Building I (MB #2)

Lot 2A, Block A, in FRISCO MEDICAL CENTER, an Addition to the City of Frisco, Collin County, Texas, according to the Map thereof recorded in Cabinet 2007, Page 426, Plat Records, Collin County, Texas.
	5575 Warren Parkway Frisco, Texas	Frisco POB I Limited

Professional Office Building II (MB #3)

Lot 4A, Block A, in FRISCO MEDICAL CENTER, an Addition to the City of Frisco, Collin County, Texas, according to the Map thereof recorded in Cabinet 2007, Page 426, Plat Records, Collin County, Texas.
	5757 Warren Parkway Frisco, Texas	Frisco POB II Limited

     Lot 1A, Block A (Land Site #4)

Lot 1A, Block A, in FRISCO MEDICAL CENTER, an Addition to the City of Frisco, Collin County, Texas, according to the Map thereof recorded in Cabinet 2007, Page 426, Plat Records, Collin County, Texas.	No street address	Medland, L.P.

     Lot 5A, Block A (Land Site #5)

Lot 5A, Block A, in FRISCO MEDICAL CENTER, an Addition to the City of Frisco, Collin County, Texas, according to the Map thereof recorded in Cabinet 2007, Page 426, Plat Records, Collin County, Texas.
	No street address	Medland, L.P.
Exhibit 1.1-1

Exhibit 2.1(b)
List of Contracts
Contracts to be assigned at Closing
1. Settlement Agreement by and among Seller#1, MEDCO Construction, L.L.C., Baylor Health Enterprises, L.P., and Frisco Medical Center, L.L.P.
2. The Sign Refurbishment Agreement.
3. Partial assignment of Project Management Services Agreement between Seller#3, as the “Client”, and William David Ransom, AIA, as the “Consultant”, dated February 5, 2010. Seller#3 shall only assign, and Purchaser shall only assume, the foregoing agreement as pertains to the Project (defined in the Project Management Services Agreement) signed by Seller#3 and Consultant with respect to the Centennial Lease.
4. Status of Commission Agreement by and among SRS Real Estate Partners Holding, Inc., Revere Commercial Realty, L.L.C., Seller#2, Seller#3, and LandPlan Development Corp. dated December 20, 2010.
5. Status of Commission Agreement by and among Lincoln Property Company Commercial Services Enterprises, Inc., Seller#1, Seller#2, and Seller#3 dated December 20, 2010.
6. Architects Agreement dated December 17, 2010 by and between Seller#3 and Apropos Interior Architecture, Inc. for work to be performed in respect of the Centennial Lease.
Contracts, agreements, and warranties not to be assigned at Closing
7. HVAC maintenance agreement between Entech and Lincoln Harris
8. Exterior landscaping agreement between Taylor Landscape and Lincoln Harris
9. Janitorial services agreement between DFW Facility Maintenance and Lincoln Harris
10. Property Management and Leasing Agreement dated July 29, 2010 by and between Seller#2 and Lincoln Harris Property Company Commercial Services Enterprises, Inc.
11. Property Management and Leasing Agreement dated July 29, 2010 by and between Seller#3 and Lincoln Harris Property Company Commercial Services Enterprises, Inc.
12. Property Management Agreement dated August 10, 2010 by and between Seller#1 and Lincoln Harris Property Company Commercial Services Enterprises, Inc.

*	For the avoidance of doubt, Sellers will not assign, and Purchaser will not assume, any agreement regarding the payment of any commission, finders or other fee, or other compensation in connection with the sale to and purchase of the Property by Purchaser.
Exhibit 2.1(b)-1

Exhibit 2.1(e)
Schedule of Incomplete Construction Projects and Tenant Improvement Work
1. Tenant improvement work to be performed by the landlord pursuant to the Centennial Lease
Exhibit 2.1(e)-1

Exhibit 3.1
Closing Certificate
Each of the undersigned, FRISCO SURGERY CENTER LIMITED, a Texas limited partnership, FRISCO POB I LIMITED, a Texas limited partnership, FRISCO POB II LIMITED, a Texas limited partnership, and MEDLAND, L.P., a Texas limited partnership (collectively, the “Sellers”), hereby certifies to HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation (“Purchaser”), and its permitted successors and assigns, that all of the representations and warranties of such Seller contained in Section 3.1 of that certain Purchase Agreement dated as of December ____, 2010, between Sellers and Purchaser (the “Agreement”) remain true and correct in all material respects as of the date hereof relative to the MB Properties identified on Exhibit A attached hereto, except with respect to those matters set forth in Exhibit B attached hereto.
Sellers are making this certification for Purchaser’s benefit pursuant to Section 3.1 of the Agreement, and the relevant terms, provisions and limitations in Section 3.1 of the Agreement, including, without limitation, the Survival Period and the limitations described in the last paragraph of Section 3.1 of the Agreement, are incorporated in and applicable to this Closing Certificate as if set forth herein in full.
[Remaining portion of page left intentionally blank]

IN WITNESS WHEREOF, the undersigned have caused this Closing Certificate to be executed as of the ______ day of December ____, 2010.

SELLERS: FRISCO SURGERY CENTER LIMITED, a Texas limited partnership
By:	Texas Land Management, L.L.C., a Texas limited liability company, its general partner

By:
Name:
Title:

FRISCO POB I LIMITED, a Texas limited partnership
By:	Texas Land Management, L.L.C., a Texas limited liability company, its general partner

By:
Name:
Title:

FRISCO POB II LIMITED, a Texas limited partnership
By:	Texas Land Management, L.L.C., a Texas limited liability company, its general partner

By:
Name:
Title:

MEDLAND, L.P., a Texas limited partnership
By:	Texas Land Management, L.L.C., a Texas limited liability company, its general partner

By:
Name:
Title:

Exhibit 3.1-B-1

EXHIBIT A
Description of the MB Properties

SITE	ADDRESS	OWNER (“SELLER”)
Frisco Surgery Center (MB #1)

Lot 3A, Block A, in FRISCO MEDICAL CENTER, an Addition to the City of Frisco, Collin County, Texas, according to the Map thereof recorded in Cabinet 2007, Page 426, Plat Records, Collin County, Texas.
	5601 Warren Parkway Frisco, Texas	Frisco Surgery Center Limited

Professional Office Building I (MB #2)

Lot 2A, Block A, in FRISCO MEDICAL CENTER, an Addition to the City of Frisco, Collin County, Texas, according to the Map thereof recorded in Cabinet 2007, Page 426, Plat Records, Collin County, Texas.
	5575 Warren Parkway Frisco, Texas	Frisco POB I Limited

Professional Office Building II (MB #3)

Lot 4A, Block A, in FRISCO MEDICAL CENTER, an Addition to the City of Frisco, Collin County, Texas, according to the Map thereof recorded in Cabinet 2007, Page 426, Plat Records, Collin County, Texas.
	5757 Warren Parkway Frisco, Texas	Frisco POB II Limited

     Lot 1A, Block A (Land Site #4)

Lot 1A, Block A, in FRISCO MEDICAL CENTER, an Addition to the City of Frisco, Collin County, Texas, according to the Map thereof recorded in Cabinet 2007, Page 426, Plat Records, Collin County, Texas.
	No street address	Medland, L.P.

     Lot 5A, Block A (Land Site #5)

Lot 5A, Block A, in FRISCO MEDICAL CENTER, an Addition to the City of Frisco, Collin County, Texas, according to the Map thereof recorded in Cabinet 2007, Page 426, Plat Records, Collin County, Texas.
	No street address	Medland, L.P.
Exhibit 3.1-B-2

EXHIBIT B
Exhibit 3.1-B-3

Exhibit 3.1(c)
List of Existing Tenant Leases
MB Property#1 — 5601 Warren Parkway, Frisco, Texas 75034
1. Lease Agreement between Frisco Surgery Center Limited (successor by assignment to FRH JV, LP) as Landlord and Frisco Medical Center, LLP as Tenant for the premises at 5601 Warren Parkway, Frisco, Texas 75034, dated April 9, 2001 and amended as follows: First Amendment dated May 16, 2003, Second Amendment dated October 28, 2005, Third Amendment dated September 8, 2006, and Amendment 3A dated October 17, 2006.
2. Ground Lease between Frisco POB I Limited, as Landlord and Frisco Surgery Center Limited, as Tenant, July 6, 2007 for certain land on which a parking garage is located.
3. Parking Lease between Frisco Surgery Center Limited, as Lessor, and Frisco Medical Center, L.L.P., as Lessee, dated July 6, 2007.
MB Property#2 — Professional Office Building I — 5575 Warren Parkway, Frisco, Texas 75034
1. Lease Agreement between Frisco POB I Limited as Landlord and Robert P. Taylor, DPM as Tenant, dated August 12, 2002 for Suite 101.
2. Lease Agreement between Frisco POB I Limited as Landlord and Pinnacle Anesthesia Consultants PA as Tenant, dated December 31, 2008 for Suite 102.
3. Lease Agreement between Frisco POB I Limited as Landlord and Roger Skiles, M.D. as Tenant, dated June 13, 2002 for Suite 104 and as amended as follows: First Amendment dated September 23, 2002, Consent to Sublease (Texas Colon and Rectal Surgeons) dated September 1, 2008, additional Consent to Sublease (North Dallas Urology) dated September 1, 2008.
4. Lease Agreement between Frisco POB I Limited as Landlord and Greenhill Clinic, PA and Perpetuon, Inc. as Tenant, dated March 15, 2010 for Suite 106-108 and as amended as follows: First Amendment dated July 12, 2010, Second Amendment dated July 16, 2010.
5. Lease Agreement between Frisco POB I Limited as Landlord and HealthTexas Provider Network as Tenant, dated December 20, 2001 for Suite 115 and as amended as follows: First Amendment dated February 1, 2002, Second Amendment dated September 4, 2002, Third Amendment dated July 1, 2003, Fourth Amendment dated July 23, 2009.
6. Lease Agreement between Frisco POB I Limited as Landlord and Jonathan Weinstein, M.D. as Tenant, dated June 9, 2010 for Suite 116.
7. Lease Agreement between Frisco POB I Limited as Landlord and Urgent Care Partners, LLC as Tenant, dated March 1, 2003 for Suite 120 and as amended as follows: First Amendment dated January 23, 2007, Amended and Restated Lease Assignment and Mutual Release dated December 3, 2006.
8. Lease Agreement between Frisco POB I Limited as Landlord and Frisco Medical Center, LLP as Tenant, dated June 13, 2001 for Suite 201 and as amended as follows: First Amendment dated October 3, 2002, Second Amendment dated September 5, 2003.
Exhibit 3.1(c)-1

9. Lease Agreement between Frisco POB I Limited as Landlord and Frisco Medical Center, LLP as Tenant, dated September 23, 2002 for Suite 203 and as amended as follows: First Amendment dated September 5, 2003.
10. Lease Agreement between Frisco POB I Limited as Landlord and Footcare, P.A. as Tenant, dated October 29, 2001 for Suite 204 and as amended as follows: First Amendment dated September 11, 2002, Sublease Agreement dated August 8, 2005.
11. Lease Agreement between Frisco POB I Limited as Landlord and Kirk Scott, M.D. (d/b/a/ Stonebriar Facial & Oral Surgery) as Tenant, dated June 7, 2002 for Suite 206.
12. Lease Agreement between Frisco POB I Limited as Landlord and Kathryn J. Wood, M.D., P.A. as Tenant, dated October 5, 2001 for Suite 208-209.
13. Lease Agreement between Frisco POB I Limited as Landlord and Vista Ophthalmology Associates, P.A. as Tenant, dated August 20, 2002 for Suite 210.
14. Lease Agreement between Frisco POB I Limited as Landlord and Frisco Medical Center, LLP as Tenant, dated August 27, 2003 for Suite 221.
15. Lease Agreement between Frisco POB I Limited as Landlord and MetWest, Inc. (d/b/a Quest Diagnostics) as Tenant, dated June 12, 2003 for Suite 303 and as amended as follows: First Amendment dated September 30, 2008.
16. Lease Agreement between Frisco POB I Limited as Landlord and Mickey Morgan, M.D. as Tenant, dated June 30, 2002 for Suite 304 and as amended as follows: First Amendment dated June 30, 2002, Second Amendment dated July 29, 2002.
17. Lease Agreement between Frisco POB I Limited as Landlord and Kimble Jett, M.D. as Tenant, dated August 31, 2004 for Suite 306.
18. Lease Agreement between Frisco POB I Limited as Landlord and Pinnacle Consultants Limited Partnership (d/b/a/ Pinnacle Anesthesia) as Tenant, dated April 22, 2002 for Suite 310 and as amended as follows: First Amendment dated May 30, 2002.
19. Lease Agreement between Frisco POB I Limited as Landlord and Suzette Boyd, M.D. as Tenant, dated October 11, 2002 for Suite 314 and as amended as follows: First Amendment dated January 21, 2003.
20. Lease Agreement between Frisco POB I Limited as Landlord and Jon T. Ricks, M.D. P.A. as Tenant, dated September 9, 2009 for Suite 316-317.
21. Lease Agreement between Frisco POB I Limited as Landlord and Seth D. Kaplan, M.D., P.A. (d/b/a TC Pediatrics of Frisco) as Tenant, dated January 28, 2005 for Suite 318.
22. Lease Agreement between Frisco POB I Limited as Landlord and Gerald Moore, M.D., P.A. as Tenant, dated March 24, 2005 for Suite 324.
23. Ground Lease between Frisco POB I Limited, as Landlord and Frisco Surgery Center Limited, as Tenant, July 6, 2007 for certain land on which a parking garage is located.
Exhibit 3.1(c)-2

MB Property#3 — Professional Office Building II — 5757 Warren Parkway, Frisco, Texas 75034
1. Lease Agreement between Frisco POB II Limited as Landlord and Pinnacle Anesthesia Consultants PA as Tenant, dated June 6, 2007 for Suite 110.
2. Lease Agreement between Frisco POB II Limited as Landlord and Frisco Medical Center, LLP (d/b/a Baylor Medical Center at Frisco) as Tenant, dated May 13, 2009 for Suite 120.
3. Lease Agreement between Frisco POB II Limited as Landlord and Frisco Medical Center, LLP (d/b/a Baylor Medical Center at Frisco) as Tenant, dated December 3, 2007 for Suite 130 — 140 and amended as follows: First Amendment dated January 1, 2008.
4. Lease Agreement between Frisco POB II Limited as Landlord and Frisco Medical Center, LLP (d/b/a Baylor Medical Center at Frisco) as Tenant, dated March 12, 2008 for Suite 150.
5. Lease Agreement between Frisco POB II Limited as Landlord and Frisco Medical Center, LLP (d/b/a Baylor Medical Center at Frisco) as Tenant, dated December 3, 2007 for Suite 160 and amended as follows: First Amendment dated January 1, 2008.
6. Lease Agreement between Frisco POB II Limited as Landlord and Associated Orthopedics & Sports Medicine, PA as Tenant, dated June 23, 2009 for Suite 180 and amended as follows: First Amendment dated December 14, 2010.
7. Lease Agreement between Frisco POB II Limited as Landlord and Northlake Obstetrics & Gynecology, PA as Tenant, dated February 25, 2010 for Suite 200.
8. Lease Agreement between Frisco POB II Limited as Landlord and Centennial Obstetrics & Gynecology, PA as Tenant, dated December 8, 2010 for Suite 210.
9. Lease Agreement between Frisco POB II Limited as Landlord and Fertility Specialists of Dallas, PA as Tenant, dated May 23, 2008 for Suite 300 and amended as follows: Assignment of Lease from Fertility Specialists of Dallas, PA to Fertility Specialists of Texas, PLLC dated October 13, 2009.
10. Lease Agreement between Frisco POB II Limited as Landlord and Texas Obstetrics and Gynecology Associates, LLP as Tenant, dated May 1, 2008 for Suite 310 and amended as follows: First Amendment dated September 15, 2008 and Second Amendment dated May 28, 2009.
Seller has delivered, and Purchaser acknowledges receipt of, the Aged Delinquencies Report generated by Lincoln Harris CSG, dated December 28, 2010, Time Index 02:01 PM, Period: 12/10 with respect to MB Property#2 and MB Property#3. The matters set forth in such report constitute all known defaults under the Existing Tenant Leases.
Exhibit 3.1(c)-3

Exhibit 3.1(f)
Leasing Commission Agreements
1. Property Management and Leasing Agreement dated July 29, 2010 by and between Seller#2 and Lincoln Harris Property Company Commercial Services Enterprises, Inc.
2. Property Management and Leasing Agreement dated July 29, 2010 by and between Seller#3 and Lincoln Harris Property Company Commercial Services Enterprises, Inc.
Exhibit 3.1(f)-1

Exhibit 3.1(i)
List of Security Deposits
(See attached)
Exhibit 3.1(i)-1

Exhibit 3.1(i)
List of Tenant Security Deposits
Frisco Professional Office Building I—5575 Warren Parkway, Frisco, Texas 75034

Lessee	Suite	Security Deposit
Robert P. Taylor, DPM	101	$4,896.06
Pinnacle Anesthesia Consultants, PA	102	964.00
Roger Skiles, MD	104	6,725.20
Greenhill Clinic, PA & Perpetuon, Inc.	106-108	4,000.00
Health Texas Provider Network	115	0.00
Jonathan Weinstein, MD	116	4,340.63
Urgent Care Partners, LLC	120	14,798.00
Frisco Medical Center, LLP	201	0.00
Frisco Medical Center, LLP	203	0.00
Footcare, PA	204	6,552.13
Kirk Scott, MD (d/b/a Stonebriar Facial & Oral Surgery)	206	4,996.81
Kathryn J. Wood, MD, PA	208-209	6,402.16
Vista Ophthalmology Associates, PA	210	5,818.31
Frisco Medical Center, LLP	221	0.00
MetWest, Inc. (d/b/a Quest Diagnostics)	303	0.00
Mickey Morgan, MD	304	6,628.19
Kimble Jett, MD	306	2,926.67
Pinnacle Consultants Limited Partnership (d/b/a Pinnacle Anesthesia)	310	12,258.56+ 40.00 Parking Deposit
Suzette Boyd, MD	314	5,815.88
Jon T. Ricks, MD, PA	316-317	5,185.08
Seth D. Kaplan, MD PA (d/b/a TC Pediatrics of Frisco)	318	4,493.33
Gerald Moore, MD, PA	324	8,128.25
Frisco Surgery Center Limited	Garage land	0.00

Frisco Professional Office Building II—5757 Warren Parkway, Frisco, Texas 75034

Lessee	Suite	Security Deposit
Pinnacle Anesthesia Consultants, PA	110	$8,402.71
Frisco Medical Center, LLP (d/b/a Baylor Medical Center at Frisco)	120	0.00
Frisco Medical Center, LLP (d/b/a Baylor Medical Center at Frisco)	130-140	0.00
Frisco Medical Center, LLP (d/b/a Baylor Medical Center at Frisco)	150	0.00
Frisco Medical Center, LLP (d/b/a Baylor Medical Center at Frisco)	160	0.00
Associated Orthopedics & Sports Medicine, PA	180	0.00
Northlake Obstetrics & Gynecology, PA	200	0.00
Centennial Obstetrics & Gynecology, PA	210	11,691.75
Fertility Specialists of Texas, PLLC	300	0.00
Texas Obsterics and Gynecology Associates, LLP	310	0.00

Frisco Surgery Center—5601 Warren Parkway, Frisco, Texas 75034

Tenant	Suite	Security Deposit
Frisco Medical Center, LLP	Hospital	0.00
Frisco Medical Center, LLP	Parking Spaces	0.00

Exhibit 3.3(a)
Notice to Tenant
[Insert name and address of tenant]
__________________________________
__________________________________
__________________________________
RE:      Lease for space known as Suite _____ at ___________________,
Frisco, ___________ County, Texas (“Lease”)
Please be advised that, as of ____________________, 2010, all of the landlord’s interest in your Lease (including any security deposit thereunder in the amount of $____________) has been sold and assigned to ___________________ ________________________, and that such assignee has assumed all of landlord’s obligations arising under your Lease from and after such date, including, without limitation, obligations relating to any security deposit. All rental payments after such date should be made payable to ____________________ and sent to the following address:
__________________________________
__________________________________
__________________________________
__________________________________

[INSERT NAME OF SELLER]	[INSERT NAME OF PURCHASER]

By:		By:
	Name:		Name:
	Title:		Title:
Exhibit 3.3(a)-1

Exhibit 3.3(g)
Sellers Closing Documents
1. Closing Statement
2. Sellers’ Affidavit (in the form of Exhibit 9.2-C attached to the Agreement)
3. Non-Foreign Status Certificate (see Section 3.1(k) of the Agreement)
4. Deeds (in the form of Exhibit 9.2-A attached to the Agreement)
5. General Assignments and Bills of Sale (in the form of Exhibit 9.2-B attached to the Agreement)
6. Notices to all Tenants (in the form of Exhibit 3.3(a) attached to the Agreement)
7. Form 1099-S
8. Certified, current rent roll
9. Closing Certificate
10. Reserved.
11. Reserved.
12. The Assignment and Assumption of Medical Office Buildings Development Agreement to be entered into between Seller#4 and Purchaser or its designated assignee at Closing in the form of the attached Exhibit 3.3(g)(12) (the “MOB Development Agreement Assignment”).
13. The Assignment and Assumption of Tax Abatement Agreement between Collin County and Medland, L.P. to be entered into among Collin County, Texas, Seller#4 and Purchaser or its designated assignee at Closing in the form of the attached Exhibit 3.3(g)(13) (the “County Abatement Assignment”).
14. The Assignment and Assumption of Tax Abatement Agreement between The City of Frisco, Texas and Medland, L.P. to be entered into among The City of Frisco, Texas, Seller#4 and Purchaser or its designated assignee at Closing in the form of the attached Exhibit 3.3(g)(14) (the “City Abatement Assignment”).
15. The Assignment and Assumption of the Developer’s Interest in the rights and obligations of the “Developer” under the Construction, Operation and Reciprocal Easement Agreement of record in Book 4945, page 1998, Real Property records, Collin County, Texas, as amended by the First Amendment to Construction, Operation and Reciprocal Easement Agreement of record in Volume 6048, page 3517, Real Property records, Collin County, Texas, to be entered into between Seller#4 and Purchaser or its designated assignee at Closing and recorded following the recordation of the Deed in the form of the attached Exhibit 3.3(g)(15) (the “Developer Assignment”).
16. Such other documents in form reasonably acceptable to Sellers as are customary and necessary to cause the Title Company to issue to Purchaser an owner’s policy of title insurance insuring a fee interest in the Property.
Exhibit 3.3(g)-1

Exhibit 3.3(g)(10)
Reserved
Exhibit 3.3(g)(10)-1

Exhibit 3.3(g)(11)
Reserved
Exhibit 3.3(g)(11)-1

Exhibit 3.3(g)(12)
Form of MOB Development Agreement Assignment
(See Attached)
Exhibit 3.3(g)(12)-1

ASSIGNMENT AND ASSUMPTION OF MEDICAL OFFICE BUILDINGS
DEVELOPMENT AGREEMENT
     THIS ASSIGNMENT AND ASSUMPTION OF MEDICAL OFFICE BUILDINGS DEVELOPMENT AGREEMENT (this “Assignment”) is made as of December ___, 2010 (the “Effective Date”) by and among the CITY OF FRISCO, TEXAS, a home rule city and municipal corporation of Collin and Denton Counties, Texas (the “City”), MEDLAND, L.P., a Texas limited partnership (“Assignor”), HRT PROPERTIES OF TEXAS, LTD., a Texas limited partnership (“Assignee#1”) and HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership (“Assignee#2”).
Recitals
     A. Assignor, as the “Company”, and the City are parties to that certain Medical Office Buildings Development Agreement, having an effective date of February 2, 2001 and filed of record in Volume 5214, Page 2175, Real Property Records, Collin County, Texas (the “Agreement”). Any capitalized terms not defined in this Assignment have the meanings ascribed to such terms in the Agreement.
     B. Pursuant to the Agreement, Assignor received and continues to receive the benefit of certain development incentives and tax abatements from the City in exchange for the development of the Project Site in accordance with the terms of the Agreement.
     C. This Assignment is entered into among the parties in connection the sale of the Project Site to Assignee#1 and Assignee#2.
     NOW THEREFORE, for and in consideration of $10.00, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
     1. Recitals. The recitals above are incorporated into this Agreement.
     2. Definition of “Project Site”; Interests of Assignees. The Project Site is defined in the Agreement pursuant to a metes and bounds description. The Project Site has since been re-platted in its entirety, and now consists of Lots 1A, 2A, 3A, 4A, and 5A of Block A, as shown on the Plat (herein so called) entitled “Frisco Medical Center Lots 1A-5A, Block A” filed on August 20, 2007, and recorded in Cabinet 2007, Slide 426, Plat Records of Collin County, Texas. Following the sale

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referenced in the recitals above, Assignee#1 will own Lot 3A as shown on the Plat, and Assignee#2 will own Lots 1A, 2A, 4A, and 5A as shown on the Plat. For the avoidance of doubt, the overall property covered by the Agreement has not changed, as the property shown on the Plat is the same as the “Property” described in the Agreement.
     3. Assignment and Assumption; Books and Records.
          (a) To Assignee#1. Assignor hereby assigns its right, title and interest in and to the Agreement as pertains to Lot 3A as shown on the Plat (herein, the “Lot 3A Interest”) to Assignee#1. Assignee#1 accepts the foregoing assignment, and assumes all of Assignor’s obligations and duties with respect to the Lot 3A Interest. Assignor will indemnify, defend, and hold Assignee#1 harmless from any and all claims, damages, losses, suits, proceedings, costs and expenses (including, but not limited to, reasonable attorneys’ fees) which first arose or accrued with respect to the Lot 3A Interest prior to the Effective Date. Assignee#1 will indemnify, defend, and hold Assignor harmless from any and all claims, damages, losses, suits, proceedings, costs and expenses (including, but not limited to, reasonable attorneys’ fees) which first arose or accrued with respect to the Lot 3A Interest on or after the Effective Date.
          (b) To Assignee#2. Assignor hereby assigns its right, title and interest in and to the Agreement as pertains to Lots 1A, 2A, 4A, and 5A as shown on the Plat (herein, the “Remaining Property Interest”) to Assignee#2. Assignee#2 accepts the foregoing assignment, and assumes all of Assignor’s obligations and duties with respect to the Remaining Property Interest. Assignor will indemnify, defend, and hold Assignee#2 harmless from any and all claims, damages, losses, suits, proceedings, costs and expenses (including, but not limited to, reasonable attorneys’ fees) which first arose or accrued with respect to the Remaining Property Interest prior to the Effective Date. Assignee#2 will indemnify, defend, and hold Assignor harmless from any and all claims, damages, losses, suits, proceedings, costs and expenses (including, but not limited to, reasonable attorneys’ fees) which first arose or accrued with respect to the Remaining Property Interest on or after the Effective Date.
          (c) Section 5(a) of the Agreement obligates the Company to maintain a permanent and accurate set of books and records of costs related to the Medical Facilities. Assignor will deliver a complete copy of all such books and records as they relate to the Lot 3 Interest and the Remaining Property Interest to

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Assignee#1 and Assignee#2, respectively, concurrent with the execution of this Assignment.
     4. Joinder of City. The City joins in this Assignment for the sole purpose of consenting to and confirming receipt of this Assignment, and confirming that (a) Assignor has timely performed, completed and fulfilled its obligations contained in the Agreement, specifically including those contained in Section 3 of the Agreement, (b) the development incentives contained in Section 4(a) and Section 4(b) of the Agreement remain in effect, (c) given the timely completion of the Medical Facilities in accordance with Section 3 of the Agreement, there is further obligation on the part of the Company to provide Acceptable Security pursuant to Section 4(e) of the Agreement, (d) as of the Effective Date and without giving effect to any reimbursement which may be due for calendar year 2010, the total amount of reimbursement paid by the City is $1,191,055, and (e) to its actual knowledge, the Agreement is in full force and effect and there is no Event of Default thereunder, nor does any circumstance exist which with the giving of notice or passage of time, or both, would ripen into an Event of Default under the Agreement.
     5. Change of Notice. From and after the Effective Date, the notice address for the “Company” shall be:
HRT Properties of Texas, Ltd.
HR Acquisition of San Antonio, Ltd.
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Attn: General Counsel
With a copy to:
HRT Properties of Texas, Ltd.
HR Acquisition of San Antonio, Ltd.
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Attn: Chief Operating Officer
     6. Counterparts. This Agreement may be executed in two or more counterparts.
(Signatures on the following pages)

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     IN WITNESS WHEREOF, Assignor has executed this Assignment as of the Effective Date.

MEDLAND, L.P., a Texas limited partnership
By:	Texas Land Management, L.L.C., its general partner

By:

Its:

STATE OF _________________
COUNTY OF _______________
     This instrument was acknowledged before me on _______________, 2010, by _________________, _________________ of TEXAS LAND MANAGEMENT, L.L.C., a Texas limited liability company, as general partner of MEDLAND, L.P., a Texas limited partnership, on behalf of said limited partnership.

Notary Public in and for Said County and State
(SEAL)

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     IN WITNESS WHEREOF, Assignee#1 has executed this Assignment as of the Effective Date.

HRT PROPERTIES OF TEXAS, LTD., a Texas limited partnership
By:	Healthcare Acquisition of Texas, Inc., an Alabama corporation

By:

Its:

STATE OF TENNESSEE
COUNTY OF DAVIDSON
     This instrument was acknowledged before me on _______________, 2010, by _________________, _________________ of HEALTHCARE ACQUISITION OF TEXAS, INC., an Alabama corporation, as general partner of HRT PROPERTIES OF TEXAS, LTD., a Texas limited partnership, on behalf of said limited partnership.

Notary Public in and for Said County and State

(SEAL)

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     IN WITNESS WHEREOF, Assignee#2 has executed this Assignment as of the Effective Date.

HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership
By:	Healthcare Acquisition of Texas, Inc., an Alabama corporation

By:

Its:

STATE OF TENNESSEE
COUNTY OF DAVIDSON
     This instrument was acknowledged before me on _______________, 2010, by _________________, _________________ of HEALTHCARE ACQUISITION OF TEXAS, INC., an Alabama corporation, as general partner of HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership, on behalf of said limited partnership.

Notary Public in and for Said County and State

(SEAL)

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     IN WITNESS WHEREOF, the City has executed this Assignment as of the Effective Date.

THE CITY OF FRISCO, TEXAS
By:

Its:

STATE OF _________________
COUNTY OF _______________
     This instrument was acknowledged before me on _______________, 2010, by _________________, _________________ the _______________ of the CITY OF FRISCO, TEXAS, a municipal corporation, on behalf of said municipal corporation.

Notary Public in and for Said County and State
(SEAL)

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Exhibit 3.3(g)(13)
Form of County Abatement Assignment
(See Attached)
Exhibit 3.3(g)(13)-1

ASSIGNMENT AND ASSUMPTION OF TAX ABATEMENT AGREEMENT
     THIS ASSIGNMENT AND ASSUMPTION OF TAX ABATEMENT AGREEMENT (this “Assignment”) is made as of December ___, 2010 (the “Effective Date”) by and among COLLIN COUNTY, TEXAS (the “County”), MEDLAND, L.P., a Texas limited partnership (“Assignor”), HRT PROPERTIES OF TEXAS, LTD., a Texas limited partnership (“Assignee#1”) and HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership (“Assignee#2”).
Recitals
     A. Assignor, as the “Developer”, and the County are parties to that certain Tax Abatement Agreement between The City of Frisco and Medland, L.P. dated December 9, 2002 (the “Agreement”). Any capitalized terms not defined in this Assignment have the meanings ascribed to such terms in the Agreement.
     B. Pursuant to the Agreement, Assignor received and continues to receive the benefit of certain tax abatements from the County in exchange for the development of the Property in accordance with the terms of the Agreement.
     C. This Assignment is entered into among the parties in connection the sale of the Property to Assignee#1 and Assignee#2.
     NOW THEREFORE, for and in consideration of $10.00, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
     1. Recitals. The recitals above are incorporated into this Agreement.
     2. Definition of “Property”; Interests of Assignees. The Property is defined in the Agreement pursuant to a metes and bounds description. The Property has since been re-platted in its entirety, and now consists of Lots 1A, 2A, 3A, 4A, and 5A of Block A, as shown on the Plat (herein so called) entitled “Frisco Medical Center Lots 1A-5A, Block A” filed on August 20, 2007, and recorded in Cabinet 2007, Slide 426, Plat Records of Collin County, Texas. Following the sale referenced in the recitals above, Assignee#1 will own Lot 3A as shown on the Plat, and Assignee#2 will own Lots 1A, 2A, 4A, and 5A as shown on the Plat. For the avoidance of doubt, the overall property covered by the Agreement has not changed, as the property shown on the Plat is the same as the “Property” described in the Agreement.

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     3. Assignment and Assumption.
          (a) To Assignee#1. Assignor hereby assigns its right, title and interest in and to the Agreement as pertains to Lot 3A as shown on the Plat (herein, the “Lot 3A Interest”) to Assignee#1. Assignee#1 accepts the foregoing assignment, and assumes all of Assignor’s obligations and duties with respect to the Lot 3A Interest. Assignor will indemnify, defend, and hold Assignee#1 harmless from any and all claims, damages, losses, suits, proceedings, costs and expenses (including, but not limited to, reasonable attorneys’ fees) which first arose or accrued with respect to the Lot 3A Interest prior to the Effective Date. Assignee#1 will indemnify, defend, and hold Assignor harmless from any and all claims, damages, losses, suits, proceedings, costs and expenses (including, but not limited to, reasonable attorneys’ fees) which first arose or accrued with respect to the Lot 3A Interest on or after the Effective Date.
          (b) To Assignee#2. Assignor hereby assigns its right, title and interest in and to the Agreement as pertains to Lots 1A, 2A, 4A, and 5A as shown on the Plat (herein, the “Remaining Property Interest”) to Assignee#2. Assignee#2 accepts the foregoing assignment, and assumes all of Assignor’s obligations and duties with respect to the Remaining Property Interest. Assignor will indemnify, defend, and hold Assignee#2 harmless from any and all claims, damages, losses, suits, proceedings, costs and expenses (including, but not limited to, reasonable attorneys’ fees) which first arose or accrued with respect to the Remaining Property Interest prior to the Effective Date. Assignee#2 will indemnify, defend, and hold Assignor harmless from any and all claims, damages, losses, suits, proceedings, costs and expenses (including, but not limited to, reasonable attorneys’ fees) which first arose or accrued with respect to the Remaining Property Interest on or after the Effective Date.
          (c) Section 3 of the Agreement obligates the Company to maintain a permanent and accurate set of books and records of costs related to the Medical Facilities. Assignor will deliver a complete copy of all such books and records as they relate to the Lot 3 Interest and the Remaining Property Interest to Assignee#1 and Assignee#2, respectively, concurrent with the execution of this Assignment.
     4. Joinder of County. The County joins in this Assignment for the sole purpose of consenting to and confirming receipt of this Assignment and confirming that (a) Assignor has timely performed, completed and fulfilled its obligations

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contained in the Agreement, specifically including those contained in Section 2 of the Agreement, and (b) to its actual knowledge, the Agreement is in full force and effect and there is no Event of Default thereunder, nor does any circumstance exist which with the giving of notice or passage of time, or both, would ripen into an Event of Default under the Agreement.
     5. Change of Notice. From and after the Effective Date, the notice address for the “Developer” shall be:

HRT Properties of Texas, Ltd.
HR Acquisition of San Antonio, Ltd.
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Attn: General Counsel

With a copy to:

HRT Properties of Texas, Ltd.
HR Acquisition of San Antonio, Ltd.
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Attn: Chief Operating Officer
     6. Counterparts. This Agreement may be executed in two or more counterparts.
(Signatures on the following pages)

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     IN WITNESS WHEREOF, Assignor has executed this Assignment as of the Effective Date.

MEDLAND, L.P., a Texas limited partnership
By:	Texas Land Management, L.L.C., its general partner

By:

Its:

4

     IN WITNESS WHEREOF, Assignee#1 has executed this Assignment as of the Effective Date.

HRT PROPERTIES OF TEXAS, LTD., a Texas limited partnership
By:	Healthcare Acquisition of Texas, Inc., an Alabama corporation

By:

Its:

5

     IN WITNESS WHEREOF, Assignee#2 has executed this Assignment as of the Effective Date.

HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership
By:	Healthcare Acquisition of Texas, Inc., an Alabama corporation

By:

Its:

6

     IN WITNESS WHEREOF, the County has executed this Assignment as of the Effective Date.

COLLIN COUNTY, TEXAS
By:

Its:

7

Exhibit 3.3(g)(14)
Form of City Abatement Assignment

(See Attached)
Exhibit 3.3(g)(14)-1

ASSIGNMENT AND ASSUMPTION OF TAX ABATEMENT AGREEMENT
     THIS ASSIGNMENT AND ASSUMPTION OF TAX ABATEMENT AGREEMENT (this “Assignment”) is made as of December ___, 2010 (the “Effective Date”) by and among the CITY OF FRISCO, TEXAS, a home rule city and municipal corporation of Collin and Denton Counties, Texas (the “City”), MEDLAND, L.P., a Texas limited partnership (“Assignor”), HRT PROPERTIES OF TEXAS, LTD., a Texas limited partnership (“Assignee#1”) and HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership (“Assignee#2”).
Recitals
     A. Assignor, as the “Developer”, and the City are parties to that certain Tax Abatement Agreement between The City of Frisco and Medland, L.P. dated November 19, 2002, as amended by that certain Amendment to Tax Abatement Agreement between The City of Frisco and Medland, L.P. dated as of June 7, 2005 (as amended, the “Agreement”). Any capitalized terms not defined in this Assignment have the meanings ascribed to such terms in the Agreement.
     B. Pursuant to the Agreement, Assignor received and continues to receive the benefit of certain tax abatements from the City in exchange for the development of the Property in accordance with the terms of the Agreement.
     C. This Assignment is entered into among the parties in connection the sale of the Property to Assignee#1 and Assignee#2.
     NOW THEREFORE, for and in consideration of $10.00, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
     1. Recitals. The recitals above are incorporated into this Agreement.
     2. Definition of “Property”; Interests of Assignees. The Property is defined in the Agreement pursuant to a metes and bounds description. The Property has since been re-platted in its entirety, and now consists of Lots 1A, 2A, 3A, 4A, and 5A of Block A, as shown on the Plat (herein so called) entitled “Frisco Medical Center Lots 1A-5A, Block A” filed on August 20, 2007, and recorded in Cabinet 2007, Slide 426, Plat Records of Collin County, Texas. Following the sale referenced in the recitals above, Assignee#1 will own Lot 3A as shown on the Plat, and Assignee#2 will own Lots 1A, 2A, 4A, and 5A as shown on the Plat. For the

1

avoidance of doubt, the overall property covered by the Agreement has not changed, as the property shown on the Plat is the same as the “Property” described in the Agreement.
     3. Assignment and Assumption.
          (a) To Assignee#1. Assignor hereby assigns its right, title and interest in and to the Agreement as pertains to Lot 3A as shown on the Plat (herein, the “Lot 3A Interest”) to Assignee#1. Assignee#1 accepts the foregoing assignment, and assumes all of Assignor’s obligations and duties with respect to the Lot 3A Interest. Assignor will indemnify, defend, and hold Assignee#1 harmless from any and all claims, damages, losses, suits, proceedings, costs and expenses (including, but not limited to, reasonable attorneys’ fees) which first arose or accrued with respect to the Lot 3A Interest prior to the Effective Date. Assignee#1 will indemnify, defend, and hold Assignor harmless from any and all claims, damages, losses, suits, proceedings, costs and expenses (including, but not limited to, reasonable attorneys’ fees) which first arose or accrued with respect to the Lot 3A Interest on or after the Effective Date.
          (b) To Assignee#2. Assignor hereby assigns its right, title and interest in and to the Agreement as pertains to Lots 1A, 2A, 4A, and 5A as shown on the Plat (herein, the “Remaining Property Interest”) to Assignee#2. Assignee#2 accepts the foregoing assignment, and assumes all of Assignor’s obligations and duties with respect to the Remaining Property Interest. Assignor will indemnify, defend, and hold Assignee#2 harmless from any and all claims, damages, losses, suits, proceedings, costs and expenses (including, but not limited to, reasonable attorneys’ fees) which first arose or accrued with respect to the Remaining Property Interest prior to the Effective Date. Assignee#2 will indemnify, defend, and hold Assignor harmless from any and all claims, damages, losses, suits, proceedings, costs and expenses (including, but not limited to, reasonable attorneys’ fees) which first arose or accrued with respect to the Remaining Property Interest on or after the Effective Date.
          (c) Section 3 of the Agreement obligates the Company to maintain a permanent and accurate set of books and records of costs related to the Medical Facilities. Assignor will deliver a complete copy of all such books and records as they relate to the Lot 3 Interest and the Remaining Property Interest to Assignee#1 and Assignee#2, respectively, concurrent with the execution of this Assignment.

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     4. Joinder of City. The City joins in this Assignment for the sole purpose of consenting to and confirming receipt of this Assignment and confirming that (a) Assignor has timely performed, completed and fulfilled its obligations contained in the Agreement, specifically including those contained in Section 2 of the Agreement, and (b) to its actual knowledge, the Agreement is in full force and effect and there is no Event of Default thereunder, nor does any circumstance exist which with the giving of notice or passage of time, or both, would ripen into an Event of Default under the Agreement.
     5. Change of Notice. From and after the Effective Date, the notice address for the “Developer” shall be:
HRT Properties of Texas, Ltd.
HR Acquisition of San Antonio, Ltd.
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Attn: General Counsel
With a copy to:
HRT Properties of Texas, Ltd.
HR Acquisition of San Antonio, Ltd.
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Attn: Chief Operating Officer
     6. Counterparts. This Agreement may be executed in two or more counterparts.
(Signatures on the following pages)

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     IN WITNESS WHEREOF, Assignor has executed this Assignment as of the Effective Date.

MEDLAND, L.P., a Texas limited partnership
By:	Texas Land Management, L.L.C., its general partner

By:

Its:

4

     IN WITNESS WHEREOF, Assignee#1 has executed this Assignment as of the Effective Date.

HRT PROPERTIES OF TEXAS, LTD., a Texas limited partnership
By:	Healthcare Acquisition of Texas, Inc., an Alabama corporation

By:

Its:

5

     IN WITNESS WHEREOF, Assignee#2 has executed this Assignment as of the Effective Date.

HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership
By:	Healthcare Acquisition of Texas, Inc., an Alabama corporation

By:

Its:

6

     IN WITNESS WHEREOF, the City has executed this Assignment as of the Effective Date.

THE CITY OF FRISCO, TEXAS
By:

Its:

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Exhibit 3.3(g)(15)
Form of Developer Assignment
(See Attached)
Exhibit 3.3(g)(15)-1

ASSIGNMENT AND ASSUMPTION OF DEVELOPER’S INTEREST IN CONSTRUCTION, OPERATION AND
RECIPROCAL EASEMENT AGREEMENT
     THIS ASSIGNMENT AND ASSUMPTION OF DEVELOPER’S INTEREST IN CONSTRUCTION, OPERATION, AND RECIPROCAL AGREEMENT (this “Assignment”) is made as of December ___, 2010 (the “Effective Date”) by and between MEDLAND, L.P., a Texas limited partnership (“Assignor”), HR ACQUISITION OF SAN ANTONIO, LTD. (“Assignee”), and HRT PROPERTIES OF TEXAS, LTD. (“HR”).
Recitals
     A. Assignor, Frisco Surgery Center Limited and Frisco POB I Limited are parties to the certain Construction, Operation and Reciprocal Easement Agreement dated as of June 20, 2001, recorded in Volume 4945, Page 1998, Real Property Records, Collin County, Texas, as amended by the First Amendment to Construction, Operation and Easement Agreement dated November 15, 2005, recorded in Volume 6048, Page 3517, Real Property Records, Collin County, Texas (as amended by the First Amendment, the “REA”). Any capitalized terms not defined in this Assignment have the meanings ascribed to such terms in the REA.
     B. Assignor, as the Future Development Owner, is the Developer under the REA.
     C. Assignor, together with Frisco Surgery Center Limited, Frisco POB I Limited, and Frisco POB II Limited have sold the entirety of the Site to Assignee and HR. Specifically, Assignee is the Owner of the Future Development Tract, the MOB I Tract, and the MOB II Tract, while HR is the Owner of the SC Tract. Assignor and Assignee now enter into this Assignment in order to assign the rights and obligations of the Developer to Assignee. HR joins in this Assignment to evidence its agreement to the notice address changes below.

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     NOW THEREFORE, for and in consideration of $10.00, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
     1. Recitals. The recitals above are incorporated into this Assignment.
     2. Assignment and Assumption. The parties acknowledge and agree that Assignee is now the Future Development Owner, and that Assignor hereby assigns the rights and obligations of the Developer under the REA to Assignee. Assignee hereby assumes the same.
     3. Change of Notice. From and after the Effective Date, the notice address for the Owners shall be as follows:

In the case of SC Owner to:	HRT Properties of Texas, Ltd. 3310 West End Avenue, Suite 700 Nashville, Tennessee 37203 Attn: Chief Operating Officer Telephone: (615) 269-8175 Facsimile: (615) 269-8461

With a copy to:	HRT Properties of Texas, Ltd. 3310 West End Avenue, Suite 700 Nashville, Tennessee 37203 Attn: General Counsel Telephone: (615) 269-8175 Facsimile: (615) 463-7739

In the case of MOB I Owner to:	HR Acquisition of San Antonio, Ltd. 3310 West End Avenue, Suite 700 Nashville, Tennessee 37203 Attn: Chief Operating Officer Telephone: (615) 269-8175 Facsimile: (615) 269-8461

With a copy to:	HR Acquisition of San Antonio, Ltd. 3310 West End Avenue, Suite 700 Nashville, Tennessee 37203 Attn: General Counsel Telephone: (615) 269-8175 Facsimile: (615) 463-7739

2

In the case of MOB II Owner to:	HR Acquisition of San Antonio, Ltd. 3310 West End Avenue, Suite 700 Nashville, Tennessee 37203 Attn: Chief Operating Officer Telephone: (615) 269-8175 Facsimile: (615) 269-8461

With a copy to:	HR Acquisition of San Antonio, Ltd. 3310 West End Avenue, Suite 700 Nashville, Tennessee 37203 Attn: General Counsel Telephone: (615) 269-8175 Facsimile: (615) 463-7739

In the case of Future Development Owner or Developer to:	HR Acquisition of San Antonio, Ltd. 3310 West End Avenue, Suite 700 Nashville, Tennessee 37203 Attn: Chief Operating Officer Telephone: (615) 269-8175 Facsimile: (615) 269-8461

With a copy to:	HR Acquisition of San Antonio, Ltd. 3310 West End Avenue, Suite 700 Nashville, Tennessee 37203 Attn: General Counsel Telephone: (615) 269-8175 Facsimile: (615) 463-7739
     4. Counterparts. This Agreement may be executed in two or more counterparts.
(Signatures on the following pages)

3

     IN WITNESS WHEREOF, Assignor has executed this Assignment as of the Effective Date.

MEDLAND, L.P., a Texas limited partnership
By:	Texas Land Management, L.L.C., its general partner

By:

Its:

STATE OF _________________
COUNTY OF _______________
     This instrument was acknowledged before me on _______________, 2010, by _________________, _________________ of TEXAS LAND MANAGEMENT, L.L.C., a Texas limited liability company, as general partner of MEDLAND, L.P., a Texas limited partnership, on behalf of said limited partnership.

Notary Public in and for Said County and State

(SEAL)

4

     IN WITNESS WHEREOF, HR has executed this Assignment as of the Effective Date.

HRT PROPERTIES OF TEXAS, LTD., a Texas limited partnership
By:	Healthcare Acquisition of Texas, Inc., an Alabama corporation

By:

Its:

STATE OF TENNESSEE
COUNTY OF DAVIDSON
     This instrument was acknowledged before me on _______________, 2010, by _________________, _________________ of HEALTHCARE ACQUISITION OF TEXAS, INC., an Alabama corporation, as general partner of HRT PROPERTIES OF TEXAS, LTD., a Texas limited partnership, on behalf of said limited partnership.

Notary Public in and for Said County and State

(SEAL)

5

     IN WITNESS WHEREOF, Assignee has executed this Assignment as of the Effective Date.

HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership
By:	Healthcare Acquisition of Texas, Inc., an Alabama corporation

By:

Its:

STATE OF TENNESSEE
COUNTY OF DAVIDSON
     This instrument was acknowledged before me on _______________, 2010, by _________________, _________________ of HEALTHCARE ACQUISITION OF TEXAS, INC., an Alabama corporation, as general partner of HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership, on behalf of said limited partnership.

Notary Public in and for Said County and State

(SEAL)

6

Exhibit 3.4(b)
Purchaser Closing Documents
1.	Closing Statement

2.	General Assignments and Bills of Sale (in the form of Exhibit 9.2-B attached to the Agreement)

3.	Notices to all Tenants (in the form of Exhibit 3.3(a) attached to the Agreement)

4.	The MOB Development Agreement Assignment

5.	The County Abatement Assignment

6.	The City Abatement Assignment

7.	The Developer Assignment
Exhibit 3.4(b)-1

Exhibit 4.1
Sellers Deliverables
Complete, correct, and legible copies of the following:
          (a) All Existing Leases and other agreements that grant a possessory interest in and to any portion of the Property or that otherwise have rights with regard to the use of the Property .
          (b) All Contracts.
          (c) A complete, itemized and detailed inventory of the Personal Property.
          (d) All warranties (construction or otherwise), geotechnical and other engineering studies and/or reports, title policies, “As Built” plans of the improvements, surveys, environmental studies and/or reports, and all other instruments, studies, and reports pertaining to the Property in Seller’s possession.
          (e) Financial Statements for the Property for 2008, 2009 and YTD 2010.
          (f) Operating Expense Recovery Statements for the 2008 and 2009, as well as corresponding back-up (e.g., utility bills, maintenance invoices);
          (g) Capital budgets for the Property for 2008, 2009 and YTD 2010.
          (h) A breakdown of the personnel employed in managing the Property, or, if the Property or any portion thereof is managed by a third party manager, a copy of the management agreement.
          (i) The Title Commitment and all exception documents.
          (j) The Surveys.
          (k) Sellers’ most recent Phase I Environmental Report and any other environmental reports or studies in Seller’s possession.
          (l) All Leasing Commission Agreements.
          (m) A copy of the partnership or operating agreement for the tenant of MB Property#1, if in Seller’s possession.
Exhibit 4.1-1

Exhibit 5.1(c)-1
Tenant Estoppel
FORM AGREED UPON BY THE PARTIES OUTSIDE OF AGREEMENT
Exhibit 5.1(c)-1

Exhibit 5.1(c)-2
Parking Space Lease Estoppel
DELIVERED TO AND ACCEPTED BY PURCHASER AS OF THE AGREEMENT DATE
Exhibit 5.1(c)-2

Exhibit 5.1(c)-3
FSC Lease Estoppel
DELIVERED TO AND ACCEPTED BY PURCHASER AS OF THE AGREEMENT DATE
Exhibit 5.1(c)-3

Exhibit 9.1
Purchaser’s Survey Requirements
SURVEYOR’S CERTIFICATION

TO:	_____________________ (the “Title Company”); ________________________ and ________________ (collectively “Seller”); Healthcare Realty Trust Incorporated, a Maryland corporation and _____________________ (collectively “Buyer”).
This is to certify that this map or plat and the survey on which it is based were made in accordance with the “2005 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys” as adopted by American Land Title Association (“ALTA”) and National Society of Professional Surveyors (“NSPS”; a member organization of the American Congress on Surveying and Mapping), and includes Items 1, 2, 3, 4, 6, 7(a), (b) and (c), 8, 9, 10, 11(a) and (b), 13 and 14 of Table A thereof. Pursuant to the Accuracy Standards as adopted by ALTA and NSPS and in effect on the date of this certification, the undersigned further certifies that in my professional opinion, as a land surveyor registered in the State of T, the Relative Positional Accuracy of this survey does not exceed that which is specified therein.
Date:________________________
(Signature of surveyor)
____________________________
Registration No._______________
(Seal of surveyor)
Exhibit 9.1-1

Exhibit 9.2-A-1
Texas Special Warranty Deed
(MB Property#1)
See Attached
Exhibit 9.2-B-4

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.
SPECIAL WARRANTY DEED

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF COLLIN	§
     FRISCO SURGERY CENTER LIMITED, a Texas limited partnership (“Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid by HRT PROPERTIES OF TEXAS, LTD., a Texas limited partnership (“Grantee”), whose mailing address is 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD AND CONVEYED and by these presents does hereby GRANT, BARGAIN, SELL AND CONVEY unto Grantee that certain tract or parcel of land situated in Collin County, Texas, and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the “Land”), together with all improvements, rights, appurtenances, and hereditaments located thereon or pertaining thereto, including all rights, title and interest of Grantor in and to all adjacent streets, alleys, strips, gores or rights-of-way pertaining thereto (the Land, together with all of the above-described properties, being hereinafter collectively referred to as the “Property”).
     The conveyance of the Property is made and accepted subject to the matters set forth on Exhibit B attached hereto and made a part hereof for all purposes (the “Permitted Exceptions”).
     TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject, however, to the Permitted Exceptions.

     IN WITNESS WHEREOF, this Special Warranty Deed is executed by Grantor to be effective for all purposes as of December ___, 2010.

GRANTOR: FRISCO SURGERY CENTER LIMITED, a Texas limited partnership
By:	Texas Land Management, L.L.C., its general partner

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF _______________	§
     This instrument was acknowledged before me on December ____, 2010, by _________________, _________________ of TEXAS LAND MANAGEMENT, L.L.C., a Texas limited liability company, as general partner of FRISCO SURGERY CENTER LIMITED, a Texas limited partnership, on behalf of said limited partnership.

(SEAL)	Notary Public in and for Said County and State

EXHIBIT A
TO
SPECIAL WARRANTY DEED
LEGAL DESCRIPTION
Being Lot 3A, in Block A, of FRISCO MEDICAL CENTER, LOTS 1A-5A, BLOCK A, an Addition to the City of Frisco, Collin County, Texas, according to the Plat thereof recorded Cabinet 2007, Page 426, Plat Records, Collin County, Texas.

EXHIBIT B
TO
SPECIAL WARRANTY DEED
PERMITTED EXCEPTIONS
1. Real property taxes and assessments for 2011 and subsequent years.
2. Easement granted by Noel A. Smith and wife, Susie Smith to Denton County Electric Cooperative, Inc., filed 03/18/1953, recorded in Volume 468, Page 205, Real Property Records of Collin County, Texas.
3. The following easements as shown on the plat filed 08/20/2007, recorded in Cabinet 2007, Slide 426, Plat Records of Collin County, Texas:
Variable width water easements
15’ drainage easements
15’ water well easement
18’ X 25’ electrical easement
24’ fire lane, utility, mutual access and drainage easement
10’ X 15’ water easement
24’ fire lane, utility and mutual access easement
10’ TXU easement
15’ water easement
visibility and street easement
street easement (deceleration lane)
10’ x 10’ water easements, 10’ water easement
4. Rights of tenants under any unrecorded leases or rental agreements assigned by Grantor and assumed by Grantee of even date herewith.
5. Terms, conditions and easements set forth in Construction, Operation and Reciprocal Easement Agreement by and between Frisco Surgery Center Limited, a Texas limited partnership; Frisco POB I Limited, a Texas limited partnership and Medland, L.P., a Texas limited partnership, filed June 22, 2001, recorded in Volume 4945, Page 1993, Real Property Records, Collin County, Texas, as amended by the First Amendment filed November 17, 2005, recorded in Volume 6048, Page 3517, Real Property Records, Collin County, Texas.
6. Terms, provisions, and conditions of Medical Office Buildings Development Agreement filed 07/19/2002, recorded in Volume 5214, Page 2175, Real Property Records of Collin County, Texas.

7. Terms, provisions, and conditions of Maintenance Agreement for Detention Facility (Frisco Medical Center — Stonebriar Park) filed 02/14/2008, cc# 20080124000176410, Real Property Records of Collin County, Texas.

Exhibit 9.2-A-2
Texas Special Warranty Deed
(MB Property#2)
See Attached
Exhibit 9.2-B-4

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.
SPECIAL WARRANTY DEED

STATE OF TEXAS	§ §	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF COLLIN	§
     FRISCO POB I LIMITED, a Texas limited partnership (“Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid by HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership (“Grantee”), whose mailing address is 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD AND CONVEYED and by these presents does hereby GRANT, BARGAIN, SELL AND CONVEY unto Grantee that certain tract or parcel of land situated in Collin County, Texas, and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the “Land”), together with all improvements, rights, appurtenances, and hereditaments located thereon or pertaining thereto, including all rights, title and interest of Grantor in and to all adjacent streets, alleys, strips, gores or rights-of-way pertaining thereto (the Land, together with all of the above-described properties, being hereinafter collectively referred to as the “Property”).
     The conveyance of the Property is made and accepted subject to the matters set forth on Exhibit B attached hereto and made a part hereof for all purposes (the “Permitted Exceptions”).
     TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject, however, to the Permitted Exceptions.

     IN WITNESS WHEREOF, this Special Warranty Deed is executed by Grantor to be effective for all purposes as of December ___, 2010.

GRANTOR: FRISCO POB I LIMITED, a Texas limited partnership
By:	Texas Land Management, L.L.C., its general partner

By:
Name:
Title:

STATE OF TEXAS	§ §
COUNTY OF ____________	§
     This instrument was acknowledged before me on December ____, 2010, by _________________, _________________ of TEXAS LAND MANAGEMENT, L.L.C., a Texas limited liability company, as general partner of FRISCO POB I LIMITED, a Texas limited partnership, on behalf of said limited partnership.

(SEAL)	Notary Public in and for Said County and State

EXHIBIT A
TO
SPECIAL WARRANTY DEED
LEGAL DESCRIPTION
Being Lot 2A, in Block A, of FRISCO MEDICAL CENTER, LOTS 1A-5A, BLOCK A, an Addition to the City of Frisco, Collin County, Texas, according to the Plat thereof recorded Cabinet 2007, Page 426, Plat Records, Collin County, Texas.

EXHIBIT B TO SPECIAL WARRANTY DEED
PERMITTED EXCEPTIONS
1. Real property taxes and assessments for 2011 and subsequent years.
2. Easement granted by Noel A. Smith and wife, Susie Smith to Denton County Electric Cooperative, Inc., filed 03/18/1953, recorded in Volume 468, Page 205, Real Property Records of Collin County, Texas.
3. Rights of tenants under any unrecorded leases or rental agreements assigned by Grantor and assumed by Grantee of even date herewith.
4. Terms, conditions and easements set forth in Construction, Operation and Reciprocal Easement Agreement by and between Frisco Surgery Center Limited, a Texas limited partnership; Frisco POB I Limited, a Texas limited partnership and Medland, L.P., a Texas limited partnership, filed June 22, 2001, recorded in Volume 4945, Page 1993, Real Property Records, Collin County, Texas, as amended by the First Amendment filed November 17, 2005, recorded in Volume 6048, Page 3517, Real Property Records, Collin County, Texas.
5. Terms, provisions, and conditions of Medical Office Buildings Development Agreement filed 07/19/2002, recorded in Volume 5214, Page 2175, Real Property Records of Collin County, Texas.
6. Terms, provisions, and conditions of Maintenance Agreement for Detention Facility (Frisco Medical Center — Stonebriar Park) filed 02/14/2008, cc# 20080124000176410, Real Property Records of Collin County, Texas.
7. Terms, provisions, conditions, and easements contained in Water Agreement, Access Easement and Maintenance Agreement filed 02/14/2008, cc# 20080214000176390, Real Property Records of Collin County, Texas.
8. Terms, provisions, and conditions of Sublease between Frisco Surgery Center Limited, as Lessor and Frisco Medical Center, L.L.P., as Lessee, as evidenced and affected by Subordination, Non Disturbance and Attornment Agreement filed 08/15/2007, cc# 20070815001133560, Real Property Records of Collin County, Texas.
9. Terms, provisions, and conditions of (1) Ground Lease between Frisco POB I Limited, as landlord, and Frisco Surgery Center Limited, as tenant, as evidenced by the Memorandum of Lease filed on 08/07/2007, and recorded as instrument number 20070807001096440, Real Property Records, Collin County, Texas, and (2) the Subordination, Non-Disturbance and Attornment Agreement filed on 08/15/2007, and recorded as instrument number 20070815001133560, Real Property Records, Collin County, Texas.
10. 24’ fire lane, utility and mutual access easement throughout; visibility and street easement(s) along North line; 10’ TXU easement along North line; 10’ water easement along North line; water easement(s) throughout; 15’ drainage easement at Eastern mid portion of property; 15’ drainage easement at West line of property; and 15’ water well easement along South line of property as shown on plat recorded in Cabinet 2007, Page 426, Plat Records, Collin County, Texas.
11. Access Easement contained in Memorandum of Lease by and between Frisco POB I Limited, a Texas limited partnership and Frisco Surgery Center Limited, a Texas limited partnership filed 08/07/2007, recorded under cc# 20070807001096440, Real Property Records, Collin County, Texas.

Exhibit 9.2-A-3
Texas Special Warranty Deed
(MB Property#3)
See Attached
Exhibit 9.2-B-4

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.
SPECIAL WARRANTY DEED

STATE OF TEXAS	§ §	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF COLLIN	§
     FRISCO POB II LIMITED, a Texas limited partnership (“Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid by HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership (“Grantee”), whose mailing address is 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD AND CONVEYED and by these presents does hereby GRANT, BARGAIN, SELL AND CONVEY unto Grantee that certain tract or parcel of land situated in Collin County, Texas, and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the “Land”), together with all improvements, rights, appurtenances, and hereditaments located thereon or pertaining thereto, including all rights, title and interest of Grantor in and to all adjacent streets, alleys, strips, gores or rights-of-way pertaining thereto (the Land, together with all of the above-described properties, being hereinafter collectively referred to as the “Property”).
     The conveyance of the Property is made and accepted subject to the matters set forth on Exhibit B attached hereto and made a part hereof for all purposes (the “Permitted Exceptions”).
     TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject, however, to the Permitted Exceptions.

     IN WITNESS WHEREOF, this Special Warranty Deed is executed by Grantor to be effective for all purposes as of December ___, 2010.

GRANTOR: FRISCO POB II LIMITED, a Texas limited partnership
By:	Texas Land Management, L.L.C., its general partner

By:
Name:
Title:

STATE OF TEXAS	§ §
COUNTY OF _______________	§
     This instrument was acknowledged before me on December ____, 2010, by _________________, _________________ of TEXAS LAND MANAGEMENT, L.L.C., a Texas limited liability company, as general partner of FRISCO POB II LIMITED, a Texas limited partnership, on behalf of said limited partnership.

(SEAL)	Notary Public in and for Said County and State

EXHIBIT A
TO
SPECIAL WARRANTY DEED
LEGAL DESCRIPTION
Being Lot 4A, in Block A, of FRISCO MEDICAL CENTER, LOTS 1A-5A, BLOCK A, an Addition to the City of Frisco, Collin County, Texas, according to the Plat thereof recorded Cabinet 2007, Page 426, Plat Records, Collin County, Texas.

EXHIBIT B
TO
SPECIAL WARRANTY DEED
PERMITTED EXCEPTIONS
1. Real property taxes and assessments for 2011 and subsequent years.
2. Easement granted by Noel A. Smith and wife, Susie Smith to Denton County Electric Cooperative, Inc., filed 03/18/1953, recorded in Volume 468, Page 205, Real Property Records of Collin County, Texas.
3. Rights of tenants under any unrecorded leases or rental agreements assigned by Grantor and assumed by Grantee of even date herewith.
4. Terms, conditions and easements set forth in Construction, Operation and Reciprocal Easement Agreement by and between Frisco Surgery Center Limited, a Texas limited partnership; Frisco POB I Limited, a Texas limited partnership and Medland, L.P., a Texas limited partnership, filed June 22, 2001, recorded in Volume 4945, Page 1993, Real Property Records, Collin County, Texas, as amended by the First Amendment filed November 17, 2005, recorded in Volume 6048, Page 3517, Real Property Records, Collin County, Texas.
5. Terms, provisions, and conditions of Medical Office Buildings Development Agreement filed 07/19/2002, recorded in Volume 5214, Page 2175, Real Property Records of Collin County, Texas.
6. Terms, provisions, and conditions of Maintenance Agreement for Detention Facility (Frisco Medical Center — Stonebriar Park) filed 02/14/2008, cc# 20080124000176410, Real Property Records of Collin County, Texas.
7. 20’ drainage easement; 15’ drainage easements; 7.5’ x 15’ drainage easement; 10’ x 20’ water easement; 10’ electrical easement; 10’ sanitary sewer easement; 10’ x 10’ water easements; variable width water easements; 24’ fire lane, utility & mutual access easement; visibility and street easement; 20’ x 30’ TXU easement; street easement (deceleration Lane); 10’ TXU easement; 15’ water easement; and 15’ water well easement as shown on the plat recorded in Cabinet 2007, Page 426, Plat Records, Collin County, Texas.

Exhibit 9.2-A-4
Texas Special Warranty Deed
(Land Sites)
See Attached
Exhibit 9.2-B-4

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.
SPECIAL WARRANTY DEED

STATE OF TEXAS	§ §	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF COLLIN	§
     MEDLAND, L.P., a Texas limited partnership (“Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid by HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership (“Grantee”), whose mailing address is 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD AND CONVEYED and by these presents does hereby GRANT, BARGAIN, SELL AND CONVEY unto Grantee that certain tract or parcel of land situated in Collin County, Texas, and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the “Land”), together with all improvements, rights, appurtenances, and hereditaments located thereon or pertaining thereto, including all rights, title and interest of Grantor in and to all adjacent streets, alleys, strips, gores or rights-of-way pertaining thereto (the Land, together with all of the above-described properties, being hereinafter collectively referred to as the “Property”).
     The conveyance of the Property is made and accepted subject to the matters set forth on Exhibit B attached hereto and made a part hereof for all purposes (the “Permitted Exceptions”).
     TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject, however, to the Permitted Exceptions.

     IN WITNESS WHEREOF, this Special Warranty Deed is executed by Grantor to be effective for all purposes as of December ___, 2010.

GRANTOR: MEDLAND, L.P., a Texas limited partnership
By:	Texas Land Management, L.L.C., its general partner

By:
Name:
Title:

STATE OF TEXAS COUNTY OF _______________	§ § §
     This instrument was acknowledged before me on December ____, 2010, by _________________, _________________ of TEXAS LAND MANAGEMENT, L.L.C., a Texas limited liability company, as general partner of MEDLAND, L.P., a Texas limited partnership, on behalf of said limited partnership.

(SEAL)	Notary Public in and for Said County and State

EXHIBIT A
TO
SPECIAL WARRANTY DEED
LEGAL DESCRIPTION
Being Lot 1A and Lot 5A, in Block A, of FRISCO MEDICAL CENTER, LOTS 1A-5A, BLOCK A, an Addition to the City of Frisco, Collin County, Texas, according to the Plat thereof recorded Cabinet 2007, Page 426, Plat Records, Collin County, Texas.

EXHIBIT B
TO
SPECIAL WARRANTY DEED
PERMITTED EXCEPTIONS
1. Real property taxes and assessments for 2011 and subsequent years.
2. Easement granted by Noel A. Smith and wife, Susie Smith to Denton County Electric Cooperative, Inc., filed 03/18/1953, recorded in Volume 468, Page 205, Real Property Records of Collin County, Texas.
3. Rights of tenants under any unrecorded leases or rental agreements assigned by Grantor and assumed by Grantee of even date herewith.
4. Terms, conditions and easements set forth in Construction, Operation and Reciprocal Easement Agreement by and between Frisco Surgery Center Limited, a Texas limited partnership; Frisco POB I Limited, a Texas limited partnership and Medland, L.P., a Texas limited partnership, filed June 22, 2001, recorded in Volume 4945, Page 1993, Real Property Records, Collin County, Texas, as amended by the First Amendment filed November 17, 2005, recorded in Volume 6048, Page 3517, Real Property Records, Collin County, Texas.
5. Terms, provisions, and conditions of Medical Office Buildings Development Agreement filed 07/19/2002, recorded in Volume 5214, Page 2175, Real Property Records of Collin County, Texas.
6. As affecting Lot 1A only: 24’ fire lane, utility and mutual access easement; 10’ x 10’ water easement; 10’ x 20’ water easement; visibility and street easement; street easement (deceleration lane); 10’ TXU easement; and 10’ water easement as shown on plat recorded in Cabinet 2007, Page 426, Plat Records, Collin County, Texas.
7. Terms, provisions, and conditions of Maintenance Agreement for Detention Facility (Frisco Medical Center — Stonebriar Park) filed 02/14/2008, cc# 20080124000176410, Real Property Records of Collin County, Texas.
8. As affecting Lot 5A only: 24’ fire lane, utility & mutual access easement along West line; water easement(s); visibility and street easement at Northwest portion of property; 10’ water easement along North line; 10’ TXU easement along North line; 20’ drainage easement; and 15’ water well easement at most Southerly line of property as shown on plat recorded in Cabinet 2007, Page 426, Plat Records, Collin County, Texas.

Exhibit 9.2-B-1
(Form of General Assignment and Bill of Sale — MB Property#1)
See Attached
Exhibit 9.2-B-1

General Assignment and Bill Of Sale
(Frisco Surgery Center)
     THIS GENERAL ASSIGNMENT AND BILL OF SALE (this “Assignment”) is executed this ____ day of December, 2010, by and between FRISCO SURGERY CENTER LIMITED (herein referred to as “Assignor”), and HRT PROPERTIES OF TEXAS, LTD. (herein referred to as “Assignee”).
RECITALS:
A. Pursuant to that certain Purchase Agreement dated December ___, 2010, between Assignor, as Seller#1, and Assignee (as the successor by assignment to Healthcare Realty Trust Incorporated), as Purchaser (the “Purchase Agreement”), Assignor has agreed to convey to Assignee all of Assignor’s right, title and interest in and to the MB Site#1 (as defined in the Purchase Agreement) more particularly described in Exhibit A attached hereto and related improvements located on MB Site#1 (the “Improvements”; together with MB Site#1 being referred to hereinafter collectively as the “Real Property”).
B. In connection with the conveyance of the Real Property to Assignee, Assignor intends that all its right, title and interest in, to and under all leases, contracts, guaranties, warranties, licenses, permits, personalty and other matters stated herein be assigned and transferred to Assignee.
     NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) in hand paid to Assignor, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1. Assignment. Assignor does hereby grant, bargain, sell, assign, transfer, and convey unto Assignee, its successors and assigns, to the extent assignable, and without any warranty or representation of any kind, except as expressly provided herein or in the Purchase Agreement, all of Assignor’s right, title and interest as of the date hereof, in, to and under the following:
(a) all of the Real Property;
(b) all leases listed on Exhibit B attached hereto (including all amendments or other modifications to such leases), together with all security deposits thereunder (collectively, the “Leases”);
(c) all contracts and agreements identified on Exhibit C attached hereto (the “Contracts”);
(d) all those: (i) guaranties, warranties and agreements, if any, from any contractors, subcontractors, vendors or suppliers regarding their performance, quality of workmanship and quality of materials supplied in connection with the construction, manufacture, development, installation and operation of any and all fixtures, equipment, items of personal property and improvements located in or used in connection with the Real Property, and any other guaranties, warranties and agreements related to the ownership and operation of the Real Property or the Personal Property (as hereinafter defined); and (ii) use, occupancy and operating permits, and all other permits, licenses, approvals and certificates relating to the ownership and operation of the Real Property and/or the Personal Property (the items described in this Section 1(d) being collectively referred to herein as the “Intangibles”); and
(e) if any, all signs, supplies, tools, decorations, furniture, furnishings, fixtures, equipment, machinery, landscaping and any other tangible personal property owned by Assignor and used by Assignor exclusively in connection with the leasing, management, operation, maintenance and repair of the Real Property (collectively, the “Personal Property”), excluding the items listed on Exhibit D attached hereto.
THE PERSONAL PROPERTY IS HEREBY CONVEYED TO ASSIGNEE IN AN “AS IS,” “WHERE IS,” “WITH ALL FAULTS” CONDITION, AND ASSIGNOR DOES NOT WARRANT, AND HEREBY EXPRESSLY DISCLAIMS, ANY AND ALL WARRANTIES OF QUALITY, FITNESS AND MERCHANTABILITY RELATING TO ANY OF THE LEASES, CONTRACTS, INTANGIBLES OR PERSONAL PROPERTY, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE PERSONAL PROPERTY OR THE FITNESS OF ANY OF THE PROPERTY CONVEYED HEREBY FOR A PARTICULAR USE OR PURPOSE OR FOR ASSIGNEE’S INTENDED USE OR PURPOSE. Assignor does represent and warrant, however, that the Personal Property and the Real Property are being conveyed free and clear of any monetary liens. Further, Assignor makes no representation or warranty with respect to the assignability of any of the items assigned hereby (except for the Leases), nor shall Assignor be deemed in any event to be a warrantor, guarantor, or surety for the obligations of any maker of any warranties or guaranties assigned hereunder. Except as otherwise expressly provided herein or in the Purchase Agreement, the assignment of the property conveyed hereby from Assignor to Assignee shall be without recourse to Assignor.
2. Acceptance and Assumption. Assignee hereby accepts the foregoing grants and assignments of the Leases, Contracts, Personal Property and Intangibles and agrees that it accepts such items without any warranty or representation of any kind (except as expressly provided herein or in the Purchase Agreement) and otherwise on the terms and conditions set forth herein. From and after the date hereof, Assignee hereby assumes and agrees to fulfill, perform and discharge all the various liabilities, duties, covenants, obligations and agreements under or with respect to any of the Leases, Contracts, Personal Property and Intangibles (collectively, “Assignee Obligations”) arising on or after the date hereof. Except as otherwise provided in the Purchase Agreement, Assignor hereby agrees to fulfill, perform and discharge all the various liabilities, duties, covenants, obligations and agreements under or with respect to any of the Leases, Contracts, Personal Property and Intangibles (collectively, “Assignor Obligations”) arising prior to the date hereof. Each of Assignor and Assignee hereby agrees to defend (through counsel reasonably approved by the other), indemnify and hold the other harmless from and against all claims, liabilities and damages arising from its breach of any of the provisions of this Section 2. This Section 2 shall survive the execution and delivery of this Assignment.
3. Successors and Assigns. This Assignment shall inure to the benefit of, and be binding upon, the successors, executors, administrators, legal representatives and assigns of the parties hereto.
4. Governing Law. This Assignment shall be construed under and enforced in accordance with the laws of the State of Texas, without regard to conflict of law principles.
5. Purchase Agreement. This Assignment is made pursuant to the Purchase Agreement and is subject to the terms thereof.
[Signatures appear on the following pages]

     IN WITNESS WHEREOF, the parties have executed this Assignment as of the date set forth above.
ASSIGNOR:
FRISCO SURGERY CENTER LIMITED

By:	Texas Land Management, L.L.C., its general partner
By:
Name:
Title:

[Signatures continue on the following page]

ASSIGNEE:
HRT PROPERTIES OF TEXAS, LTD.

By:	Healthcare Acquisition of Texas, Ltd.

Its:	General Partner

By:
Name:
Title:

EXHIBITS:

Exhibit A	— Description of the MB Site#1
Exhibit B	— List of Leases
Exhibit C	— List of Contracts
Exhibit D	— List of Excluded Personal Property

Exhibit A
to
General Assignment and Bill of Sale
Description of MB Site#1
Being Lot 3A, in Block A, of FRISCO MEDICAL CENTER, LOTS 1A-5A, BLOCK A, an Addition to the City of Frisco, Collin County, Texas, according to the Plat thereof recorded Cabinet 2007, Page 426, Plat Records, Collin County, Texas.
Exhibit-B-A-1

Exhibit B
to
General Assignment and Bill of Sale
List of Leases
1. Lease Agreement between Frisco Surgery Center Limited (successor by assignment to FRH JV, LP) as Landlord and Frisco Medical Center, LLP as Tenant for the premises at 5601 Warren Parkway, Frisco, Texas 75034, dated April 9, 2001 and amended as follows: First Amendment dated May 16, 2003, Second Amendment dated October 28, 2005, Third Amendment dated September 8, 2006, and Amendment 3A dated October 17, 2006.
2. Ground Lease between Frisco POB I Limited, as Landlord and Frisco Surgery Center Limited, as Tenant, July 6, 2007 for certain land on which a parking garage is located.
3. Parking Lease between Frisco Surgery Center Limited, as Lessor, and Frisco Medical Center, L.L.P., as Lessee, dated July 6, 2007, as amended by that certain First Amendment to Parking Space Lease effective December 1, 2007.

Exhibit C
to
General Assignment and Bill of Sale
List of Contracts
1. Settlement Agreement by and among Assignor, MEDCO Construction, L.L.C., Baylor Health Enterprises, L.P., and Frisco Medical Center, L.L.P.
2. The Sign Refurbishment Agreement.
3. Status of Commission Agreement by and among Lincoln Property Company Commercial Services Enterprises, Inc., Assignor, Frisco POB I Limited, and Frisco POB II Limited dated December 20, 2010.

* For the avoidance of doubt, Assignor does not assign, and Assignee does not assume, any agreement regarding the payment of any commission, finders or other fee, or other compensation in connection with the sale to and purchase of the Real Property and Personal Property by Assignee.

Exhibit D
to
General Assignment and Bill of Sale
List of Excluded Personal Property
NONE

Exhibit 9.2-B-2
(Form of General Assignment and Bill of Sale — MB Property#2)
See Attached
Exhibit 9.2-B-2

General Assignment and Bill Of Sale
(POB I)
THIS GENERAL ASSIGNMENT AND BILL OF SALE (this “Assignment”) is executed this _____ day of December, 2010, by and between FRISCO POB I LIMITED (herein referred to as “Assignor”), and HR ACQUISITION OF SAN ANTONIO, LTD. (herein referred to as “Assignee”).
RECITALS:
A. Pursuant to that certain Purchase Agreement dated December ___, 2010, between Assignor, as Seller#2, and Assignee (as the successor by assignment to Healthcare Realty Trust Incorporated), as Purchaser (the “Purchase Agreement”), Assignor has agreed to convey to Assignee all of Assignor’s right, title and interest in and to the MB Site#2 (as defined in the Purchase Agreement) more particularly described in Exhibit A attached hereto and related improvements located on MB Site#2 (the “Improvements”; together with MB Site#2 being referred to hereinafter collectively as the “Real Property”).
B. In connection with the conveyance of the Real Property to Assignee, Assignor intends that all its right, title and interest in, to and under all leases, contracts, guaranties, warranties, licenses, permits, personalty and other matters stated herein be assigned and transferred to Assignee.
NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) in hand paid to Assignor, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1. Assignment. Assignor does hereby grant, bargain, sell, assign, transfer, and convey unto Assignee, its successors and assigns, to the extent assignable, and without any warranty or representation of any kind, except as expressly provided herein or in the Purchase Agreement, all of Assignor’s right, title and interest as of the date hereof, in, to and under the following:
(a) all of the Real Property;
(b) all leases listed on Exhibit B attached hereto (including all amendments or other modifications to such leases), together with all security deposits thereunder (collectively, the “Leases”);
(c) all contracts and agreements identified on Exhibit C attached hereto (the “Contracts”);
(d) all those: (i) guaranties, warranties and agreements, if any, from any contractors, subcontractors, vendors or suppliers regarding their performance, quality of workmanship and quality of materials supplied in connection with the construction, manufacture, development, installation and operation of any and all fixtures, equipment, items of personal property and improvements located in or used in connection with the Real Property, and any other guaranties, warranties and agreements related to the ownership and operation of the Real Property or the Personal Property (as hereinafter defined); and (ii) use, occupancy and operating permits, and all other permits, licenses, approvals and certificates relating to the ownership and operation of the Real Property and/or the Personal Property (the items described in this Section 1(d) being collectively referred to herein as the “Intangibles”); and
(e) if any, all signs, supplies, tools, decorations, furniture, furnishings, fixtures, equipment, machinery, landscaping and any other tangible personal property owned by Assignor and used by Assignor exclusively in connection with the leasing, management, operation, maintenance and repair of the Real Property (collectively, the “Personal Property”), excluding the items listed on Exhibit D attached hereto.
THE PERSONAL PROPERTY IS HEREBY CONVEYED TO ASSIGNEE IN AN “AS IS,” “WHERE IS,” “WITH ALL FAULTS” CONDITION, AND ASSIGNOR DOES NOT WARRANT, AND HEREBY EXPRESSLY DISCLAIMS, ANY AND ALL WARRANTIES OF QUALITY, FITNESS AND MERCHANTABILITY RELATING TO ANY OF THE LEASES, CONTRACTS, INTANGIBLES OR PERSONAL PROPERTY, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE PERSONAL PROPERTY OR THE FITNESS OF ANY OF THE PROPERTY CONVEYED HEREBY FOR A PARTICULAR USE OR PURPOSE OR FOR ASSIGNEE’S INTENDED USE OR PURPOSE. Assignor does represent and warrant, however, that the Personal Property and the Real Property are being conveyed free and clear of any monetary liens. Further, Assignor makes no representation or warranty with respect to the assignability of any of the items assigned hereby (except for the Leases), nor shall Assignor be deemed in any event to be a warrantor, guarantor, or surety for the obligations of any maker of any warranties or guaranties assigned hereunder. Except as otherwise expressly provided herein or in the Purchase Agreement, the assignment of the property conveyed hereby from Assignor to Assignee shall be without recourse to Assignor.
2. Acceptance and Assumption. Assignee hereby accepts the foregoing grants and assignments of the Leases, Contracts, Personal Property and Intangibles and agrees that it accepts such items without any warranty or representation of any kind (except as expressly provided herein or in the Purchase Agreement) and otherwise on the terms and conditions set forth herein. From and after the date hereof, Assignee hereby assumes and agrees to fulfill, perform and discharge all the various liabilities, duties, covenants, obligations and agreements under or with respect to any of the Leases, Contracts, Personal Property and Intangibles (collectively, “Assignee Obligations”) arising on or after the date hereof. Except as otherwise provided in the Purchase Agreement, Assignor hereby agrees to fulfill, perform and discharge all the various liabilities, duties, covenants, obligations and agreements under or with respect to any of the Leases, Contracts, Personal Property and Intangibles (collectively, “Assignor Obligations”) arising prior to the date hereof. Each of Assignor and Assignee hereby agrees to defend (through counsel reasonably approved by the other), indemnify and hold the other harmless from and against all claims, liabilities and damages arising from its breach of any of the provisions of this Section 2. This Section 2 shall survive the execution and delivery of this Assignment.
3. Successors and Assigns. This Assignment shall inure to the benefit of, and be binding upon, the successors, executors, administrators, legal representatives and assigns of the parties hereto.
4. Governing Law. This Assignment shall be construed under and enforced in accordance with the laws of the State of Texas, without regard to conflict of law principles.
5. Purchase Agreement. This Assignment is made pursuant to the Purchase Agreement and is subject to the terms thereof.
[Signatures appear on the following pages]

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date set forth above.
ASSIGNOR:
FRISCO POB I LIMITED

By:	Texas Land Management, L.L.C., its general partner

By:
Name:
Title:

[Signatures continue on the following page]

ASSIGNEE:

HR ACQUISITION OF SAN ANTONIO, LTD.
By:	Healthcare Acquisition of Texas, Ltd.

Its:	General Partner

By:
Name:
Title:

EXHIBITS:

Exhibit A —	Description of the MB Site#2
Exhibit B —	List of Leases
Exhibit C —	List of Contracts
Exhibit D —	List of Excluded Personal Property

Exhibit A
to
General Assignment and Bill of Sale
Description of MB Site#2
Being Lot 2A, in Block A, of FRISCO MEDICAL CENTER, LOTS 1A-5A, BLOCK A, an Addition to the City of Frisco, Collin County, Texas, according to the Plat thereof recorded Cabinet 2007, Page 426, Plat Records, Collin County, Texas.
Exhibit-B-A-1

Exhibit B
to
General Assignment and Bill of Sale
List of Leases
1. Lease Agreement between Frisco POB I Limited as Landlord and Robert P. Taylor, DPM as Tenant, dated August 12, 2002 for Suite 101.
2. Lease Agreement between Frisco POB I Limited as Landlord and Pinnacle Anesthesia Consultants PA as Tenant, dated December 31, 2008 for Suite 102.
3. Lease Agreement between Frisco POB I Limited as Landlord and Roger Skiles, M.D. as Tenant, dated June 13, 2002 for Suite 104 and as amended as follows: First Amendment dated September 23, 2002, Consent to Sublease (Texas Colon and Rectal Surgeons) dated September 1, 2008, additional Consent to Sublease (North Dallas Urology) dated September 1, 2008.
4. Lease Agreement between Frisco POB I Limited as Landlord and Greenhill Clinic, PA and Perpetuon, Inc. as Tenant, dated March 15, 2010 for Suite 106-108 and as amended as follows: First Amendment dated July 12, 2010, Second Amendment dated July 16, 2010.
5. Lease Agreement between Frisco POB I Limited as Landlord and HealthTexas Provider Network as Tenant, dated December 20, 2001 for Suite 115 and as amended as follows: First Amendment dated February 1, 2002, Second Amendment dated September 4, 2002, Third Amendment dated July 1, 2003, Fourth Amendment dated July 23, 2009.
6. Lease Agreement between Frisco POB I Limited as Landlord and Jonathan Weinstein, M.D. as Tenant, dated June 9, 2010 for Suite 116.
7. Lease Agreement between Frisco POB I Limited as Landlord and Urgent Care Partners, LLC as Tenant, dated March 1, 2003 for Suite 120 and as amended as follows: First Amendment dated January 23, 2007, Amended and Restated Lease Assignment and Mutual Release dated December 3, 2006.
8. Lease Agreement between Frisco POB I Limited as Landlord and Frisco Medical Center, LLP as Tenant, dated June 13, 2001 for Suite 201 and as amended as follows: First Amendment dated October 3, 2002, Second Amendment dated September 5, 2003.
9. Lease Agreement between Frisco POB I Limited as Landlord and Frisco Medical Center, LLP as Tenant, dated September 23, 2002 for Suite 203 and as amended as follows: First Amendment dated September 5, 2003.
10. Lease Agreement between Frisco POB I Limited as Landlord and Footcare, P.A. as Tenant, dated October 29, 2001 for Suite 204 and as amended as follows: First Amendment dated September 11, 2002, Sublease Agreement dated August 8, 2005.
11. Lease Agreement between Frisco POB I Limited as Landlord and Kirk Scott, M.D. (d/b/a/ Stonebriar Facial & Oral Surgery) as Tenant, dated June 7, 2002 for Suite 206.
12. Lease Agreement between Frisco POB I Limited as Landlord and Kathryn J. Wood, M.D., P.A. as Tenant, dated October 5, 2001 for Suite 208-209.

13. Lease Agreement between Frisco POB I Limited as Landlord and Vista Ophthalmology Associates, P.A. as Tenant, dated August 20, 2002 for Suite 210.
14. Lease Agreement between Frisco POB I Limited as Landlord and Frisco Medical Center, LLP as Tenant, dated August 27, 2003 for Suite 221.
15. Lease Agreement between Frisco POB I Limited as Landlord and MetWest, Inc. (d/b/a Quest Diagnostics) as Tenant, dated June 12, 2003 for Suite 303 and as amended as follows: First Amendment dated September 30, 2008.
16. Lease Agreement between Frisco POB I Limited as Landlord and Mickey Morgan, M.D. as Tenant, dated June 30, 2002 for Suite 304 and as amended as follows: First Amendment dated June 30, 2002, Second Amendment dated July 29, 2002.
17. Lease Agreement between Frisco POB I Limited as Landlord and Kimble Jett, M.D. as Tenant, dated August 31, 2004 for Suite 306.
18. Lease Agreement between Frisco POB I Limited as Landlord and Pinnacle Consultants Limited Partnership (d/b/a/ Pinnacle Anesthesia) as Tenant, dated April 22, 2002 for Suite 310 and as amended as follows: First Amendment dated May 30, 2002.
19. Lease Agreement between Frisco POB I Limited as Landlord and Suzette Boyd, M.D. as Tenant, dated October 11, 2002 for Suite 314 and as amended as follows: First Amendment dated January 21, 2003.
20. Lease Agreement between Frisco POB I Limited as Landlord and Jon T. Ricks, M.D. P.A. as Tenant, dated September 9, 2009 for Suite 316-317.
21. Lease Agreement between Frisco POB I Limited as Landlord and Seth D. Kaplan, M.D., P.A. (d/b/a TC Pediatrics of Frisco) as Tenant, dated January 28, 2005 for Suite 318.
22. Lease Agreement between Frisco POB I Limited as Landlord and Gerald Moore, M.D., P.A. as Tenant, dated March 24, 2005 for Suite 324.
23. Ground Lease between Frisco POB I Limited, as Landlord and Frisco Surgery Center Limited, as Tenant, July 6, 2007 for certain land on which a parking garage is located.

Exhibit C
to
General Assignment and Bill of Sale
List of Contracts
1. Status of Commission Agreement by and among SRS Real Estate Partners Holding, Inc., Revere Commercial Realty, L.L.C., Assignor, Frisco POB II Limited, and LandPlan Development Corp. dated December 20, 2010.
2. Status of Commission Agreement by and among Lincoln Property Company Commercial Services Enterprises, Inc., Assignor, Frisco POB II Limited, and Frisco Surgery Center Limited.
* For the avoidance of doubt, Assignor does not assign, and Assignee does not assume, any agreement regarding the payment of any commission, finders or other fee, or other compensation in connection with the sale to and purchase of the Real Property and Personal Property by Assignee.

Exhibit D
to
General Assignment and Bill of Sale
List of Excluded Personal Property

NONE

Exhibit 9.2-B-3
(Form of General Assignment and Bill of Sale — MB Property#3)
See Attached
Exhibit 9.2-B-4

General Assignment and Bill Of Sale
(POB II)
THIS GENERAL ASSIGNMENT AND BILL OF SALE (this “Assignment”) is executed this _____ day of December, 2010, by and between FRISCO POB II LIMITED (herein referred to as “Assignor”), and HR ACQUISITION OF SAN ANTONIO, LTD. (herein referred to as “Assignee”).
RECITALS:
A. Pursuant to that certain Purchase Agreement dated December ___, 2010, between Assignor, as Seller#3, and Assignee (as the successor by assignment to Healthcare Realty Trust Incorporated), as Purchaser (the “Purchase Agreement”), Assignor has agreed to convey to Assignee all of Assignor’s right, title and interest in and to the MB Site#3 (as defined in the Purchase Agreement) more particularly described in Exhibit A attached hereto and related improvements located on MB Site#3 (the “Improvements”; together with MB Site#3 being referred to hereinafter collectively as the “Real Property”).
B. In connection with the conveyance of the Real Property to Assignee, Assignor intends that all its right, title and interest in, to and under all leases, contracts, guaranties, warranties, licenses, permits, personalty and other matters stated herein be assigned and transferred to Assignee.
NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) in hand paid to Assignor, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1. Assignment. Assignor does hereby grant, bargain, sell, assign, transfer, and convey unto Assignee, its successors and assigns, to the extent assignable, and without any warranty or representation of any kind, except as expressly provided herein or in the Purchase Agreement, all of Assignor’s right, title and interest as of the date hereof, in, to and under the following:
(a) all of the Real Property;
(b) all leases listed on Exhibit B attached hereto (including all amendments or other modifications to such leases), together with all security deposits thereunder (collectively, the “Leases”);
(c) all contracts and agreements identified on Exhibit C attached hereto (the “Contracts”);
(d) all those: (i) guaranties, warranties and agreements, if any, from any contractors, subcontractors, vendors or suppliers regarding their performance, quality of workmanship and quality of materials supplied in connection with the construction, manufacture, development, installation and operation of any and all fixtures, equipment, items of personal property and improvements located in or used in connection with the Real Property, and any other guaranties, warranties and agreements related to the ownership and operation of the Real Property or the Personal Property (as hereinafter defined); and (ii) use, occupancy and operating permits, and all other permits, licenses, approvals and certificates relating to the ownership and operation of the Real Property and/or the Personal Property (the items described in this Section 1(d) being collectively referred to herein as the “Intangibles”); and
(e) if any, all signs, supplies, tools, decorations, furniture, furnishings, fixtures, equipment, machinery, landscaping and any other tangible personal property owned by Assignor and used by Assignor exclusively in connection with the leasing, management, operation, maintenance and repair of the Real Property (collectively, the “Personal Property”), excluding the items listed on Exhibit D attached hereto.
THE PERSONAL PROPERTY IS HEREBY CONVEYED TO ASSIGNEE IN AN “AS IS,” “WHERE IS,” “WITH ALL FAULTS” CONDITION, AND ASSIGNOR DOES NOT WARRANT, AND HEREBY EXPRESSLY DISCLAIMS, ANY AND ALL WARRANTIES OF QUALITY, FITNESS AND MERCHANTABILITY RELATING TO ANY OF THE LEASES, CONTRACTS, INTANGIBLES OR PERSONAL PROPERTY, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE PERSONAL PROPERTY OR THE FITNESS OF ANY OF THE PROPERTY CONVEYED HEREBY FOR A PARTICULAR USE OR PURPOSE OR FOR ASSIGNEE’S INTENDED USE OR PURPOSE. Assignor does represent and warrant, however, that the Personal Property and the Real Property are being conveyed free and clear of any monetary liens. Further, Assignor makes no representation or warranty with respect to the assignability of any of the items assigned hereby (except for the Leases), nor shall Assignor be deemed in any event to be a warrantor, guarantor, or surety for the obligations of any maker of any warranties or guaranties assigned hereunder. Except as otherwise expressly provided herein or in the Purchase Agreement, the assignment of the property conveyed hereby from Assignor to Assignee shall be without recourse to Assignor.
2. Acceptance and Assumption. Assignee hereby accepts the foregoing grants and assignments of the Leases, Contracts, Personal Property and Intangibles and agrees that it accepts such items without any warranty or representation of any kind (except as expressly provided herein or in the Purchase Agreement) and otherwise on the terms and conditions set forth herein. From and after the date hereof, Assignee hereby assumes and agrees to fulfill, perform and discharge all the various liabilities, duties, covenants, obligations and agreements under or with respect to any of the Leases, Contracts, Personal Property and Intangibles (collectively, “Assignee Obligations”) arising on or after the date hereof. Except as otherwise provided in the Purchase Agreement, Assignor hereby agrees to fulfill, perform and discharge all the various liabilities, duties, covenants, obligations and agreements under or with respect to any of the Leases, Contracts, Personal Property and Intangibles (collectively, “Assignor Obligations”) arising prior to the date hereof. Each of Assignor and Assignee hereby agrees to defend (through counsel reasonably approved by the other), indemnify and hold the other harmless from and against all claims, liabilities and damages arising from its breach of any of the provisions of this Section 2. This Section 2 shall survive the execution and delivery of this Assignment.
3. Successors and Assigns. This Assignment shall inure to the benefit of, and be binding upon, the successors, executors, administrators, legal representatives and assigns of the parties hereto.
4. Governing Law. This Assignment shall be construed under and enforced in accordance with the laws of the State of Texas, without regard to conflict of law principles.
5. Purchase Agreement. This Assignment is made pursuant to the Purchase Agreement and is subject to the terms thereof.
[Signatures appear on the following pages]

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date set forth above.
ASSIGNOR:

FRISCO POB II LIMITED
By:	Texas Land Management, L.L.C., its general partner

By:
Name:
Title:

[Signatures continue on the following page]

ASSIGNEE:

HR ACQUISITION OF SAN ANTONIO, LTD.
By:	Healthcare Acquisition of Texas, Ltd.
Its:	General Partner

By:
Name:
Title:

EXHIBITS:
Exhibit A — Description of the MB Site#3
Exhibit B — List of Leases
Exhibit C — List of Contracts
Exhibit D — List of Excluded Personal Property

Exhibit A
to
General Assignment and Bill of Sale
Description of MB Site#3
Being Lot 4A, in Block A, of FRISCO MEDICAL CENTER, LOTS 1A-5A, BLOCK A, an Addition to the City of Frisco, Collin County, Texas, according to the Plat thereof recorded Cabinet 2007, Page 426, Plat Records, Collin County, Texas.

Exhibit B
to
General Assignment and Bill of Sale
List of Leases
1. Lease Agreement between Frisco POB II Limited as Landlord and Pinnacle Anesthesia Consultants PA as Tenant, dated June 6, 2007 for Suite 110.
2. Lease Agreement between Frisco POB II Limited as Landlord and Frisco Medical Center, LLP (d/b/a Baylor Medical Center at Frisco) as Tenant, dated May 13, 2009 for Suite 120.
3. Lease Agreement between Frisco POB II Limited as Landlord and Frisco Medical Center, LLP (d/b/a Baylor Medical Center at Frisco) as Tenant, dated December 3, 2007 for Suite 130 — 140 and amended as follows: First Amendment dated January 1, 2008.
4. Lease Agreement between Frisco POB II Limited as Landlord and Frisco Medical Center, LLP (d/b/a Baylor Medical Center at Frisco) as Tenant, dated March 12, 2008 for Suite 150.
5. Lease Agreement between Frisco POB II Limited as Landlord and Frisco Medical Center, LLP (d/b/a Baylor Medical Center at Frisco) as Tenant, dated December 3, 2007 for Suite 160 and amended as follows: First Amendment dated January 1, 2008.
6. Lease Agreement between Frisco POB II Limited as Landlord and Associated Orthopedics & Sports Medicine, PA as Tenant, dated June 23, 2009 for Suite 180 and amended as follows: First Amendment dated December 14, 2010.
7. Lease Agreement between Frisco POB II Limited as Landlord and Northlake Obstetrics & Gynecology, PA as Tenant, dated February 25, 2010 for Suite 200.
8. Lease Agreement between Frisco POB II Limited as Landlord and Centennial Obstetrics & Gynecology, PA as Tenant, dated December 8, 2010 for Suite 210.
9. Lease Agreement between Frisco POB II Limited as Landlord and Fertility Specialists of Dallas, PA as Tenant, dated May 23, 2008 for Suite 300 and amended as follows: Assignment of Lease from Fertility Specialists of Dallas, PA to Fertility Specialists of Texas, PLLC dated October 13, 2009.
10. Lease Agreement between Frisco POB II Limited as Landlord and Texas Obstetrics and Gynecology Associates, LLP as Tenant, dated May 1, 2008 for Suite 310 and amended as follows: First Amendment dated September 15, 2008 and Second Amendment dated May 28, 2009.

Exhibit C
to
General Assignment and Bill of Sale
List of Contracts
1. Project Management Services Agreement between Assignor, as the “Client”, and William David Ransom, AIA, as the “Consultant”, dated February 5, 2010, solely as pertains to the Project (defined in the Project Management Services Agreement) identified in the Project letter between Assignor and Consultant as respects that certain Medical Office Building Lease dated December 8, 2010, executed by Assignor, as landlord thereunder, and Centennial Obstetrics & Gynecology, P.A., as tenant thereunder, for certain premises in MB Site#3.
2. Status of Commission Agreement by and among SRS Real Estate Partners Holding, Inc., Revere Commercial Realty, L.L.C., Frisco POB I Limited, Assignor, and LandPlan Development Corp. dated December 20, 2010.
3. Status of Commission Agreement by and among Lincoln Property Company Commercial Services Enterprises, Inc., Frisco Surgery Center Limited, Frisco POB I Limited, and Assignor dated December 20, 2010.
4. AIA Document B101-2007 Standard Form of Agreement Between Owner and Architect, dated December 17, 2010 by and between Assignor and Apropos Interior Architecture, Inc. working with Acanthus Architecture Design Group, LLP, Limited Liability Partnership for work to be performed in respect of that certain Medical Office Building Lease dated December 8, 2010, executed by Assignor, as landlord thereunder, and Centennial Obstetrics & Gynecology, P.A., as tenant thereunder, for certain premises in MB Site#3.
* For the avoidance of doubt, Assignor does not assign, and Assignee does not assume, any agreement regarding the payment of any commission, finders or other fee, or other compensation in connection with the sale to and purchase of the Real Property and Personal Property by Assignee.

Exhibit D
to
General Assignment and Bill of Sale
List of Excluded Personal Property

NONE

Exhibit 9.2-B-4
(Form of General Assignment and Bill of Sale — Land Sites)
See Attached
Exhibit 9.2-B-4

General Assignment and Bill Of Sale
(Lot 1A and Lot 5A)
THIS GENERAL ASSIGNMENT AND BILL OF SALE (this “Assignment”) is executed this _____ day of December, 2010, by and between MEDLAND, L.P. (herein referred to as “Assignor”), and HR ACQUISITION OF SAN ANTONIO, LTD. (herein referred to as “Assignee”).
RECITALS:
A. Pursuant to that certain Purchase Agreement dated December ___, 2010, between Assignor, as Seller#4, and Assignee (as the successor by assignment to Healthcare Realty Trust Incorporated), as Purchaser (the “Purchase Agreement”), Assignor has agreed to convey to Assignee all of Assignor’s right, title and interest in and to the Land Sites (as defined in the Purchase Agreement) more particularly described in Exhibit A attached hereto and related improvements, if any, located on Land Sites (the “Improvements”; together with Land Sites being referred to hereinafter collectively as the “Real Property”).
B. In connection with the conveyance of the Real Property to Assignee, Assignor intends that all its right, title and interest in, to and under all leases, contracts, guaranties, warranties, licenses, permits, personalty and other matters stated herein be assigned and transferred to Assignee.
NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) in hand paid to Assignor, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1. Assignment. Assignor does hereby grant, bargain, sell, assign, transfer, and convey unto Assignee, its successors and assigns, to the extent assignable, and without any warranty or representation of any kind, except as expressly provided herein or in the Purchase Agreement, all of Assignor’s right, title and interest as of the date hereof, in, to and under the following:
(a) all of the Real Property;
(b) all leases listed on Exhibit B attached hereto (including all amendments or other modifications to such leases), together with all security deposits thereunder (collectively, the “Leases”);
(c) all contracts and agreements identified on Exhibit C attached hereto (the “Contracts”);
(d) all those: (i) guaranties, warranties and agreements, if any, from any contractors, subcontractors, vendors or suppliers regarding their performance, quality of workmanship and quality of materials supplied in connection with the construction, manufacture, development, installation and operation of any and all fixtures, equipment, items of personal property and improvements located in or used in connection with the Real Property, and any other guaranties, warranties and agreements related to the ownership and operation of the Real Property or the Personal Property (as hereinafter defined); and (ii) use, occupancy and operating permits, and all other permits, licenses, approvals and certificates relating to the ownership and operation of the Real Property and/or the Personal Property (the items described in this Section 1(d) being collectively referred to herein as the “Intangibles”); and
(e) if any, all signs, supplies, tools, decorations, furniture, furnishings, fixtures, equipment, machinery, landscaping and any other tangible personal property owned by Assignor and used by Assignor exclusively in connection with the leasing, management, operation, maintenance and repair of the Real Property (collectively, the “Personal Property”), excluding the items listed on Exhibit D attached hereto.
THE PERSONAL PROPERTY IS HEREBY CONVEYED TO ASSIGNEE IN AN “AS IS,” “WHERE IS,” “WITH ALL FAULTS” CONDITION, AND ASSIGNOR DOES NOT WARRANT, AND HEREBY EXPRESSLY DISCLAIMS, ANY AND ALL WARRANTIES OF QUALITY, FITNESS AND MERCHANTABILITY RELATING TO ANY OF THE LEASES, CONTRACTS, INTANGIBLES OR PERSONAL PROPERTY, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE PERSONAL PROPERTY OR THE FITNESS OF ANY OF THE PROPERTY CONVEYED HEREBY FOR A PARTICULAR USE OR PURPOSE OR FOR ASSIGNEE’S INTENDED USE OR PURPOSE. Assignor does represent and warrant, however, that the Personal Property and the Real Property are being conveyed free and clear of any monetary liens. Further, Assignor makes no representation or warranty with respect to the assignability of any of the items assigned hereby (except for the Leases), nor shall Assignor be deemed in any event to be a warrantor, guarantor, or surety for the obligations of any maker of any warranties or guaranties assigned hereunder. Except as otherwise expressly provided herein or in the Purchase Agreement, the assignment of the property conveyed hereby from Assignor to Assignee shall be without recourse to Assignor.
2. Acceptance and Assumption. Assignee hereby accepts the foregoing grants and assignments of the Leases, Contracts, Personal Property and Intangibles and agrees that it accepts such items without any warranty or representation of any kind (except as expressly provided herein or in the Purchase Agreement) and otherwise on the terms and conditions set forth herein. From and after the date hereof, Assignee hereby assumes and agrees to fulfill, perform and discharge all the various liabilities, duties, covenants, obligations and agreements under or with respect to any of the Leases, Contracts, Personal Property and Intangibles (collectively, “Assignee Obligations”) arising on or after the date hereof. Except as otherwise provided in the Purchase Agreement, Assignor hereby agrees to fulfill, perform and discharge all the various liabilities, duties, covenants, obligations and agreements under or with respect to any of the Leases, Contracts, Personal Property and Intangibles (collectively, “Assignor Obligations”) arising prior to the date hereof. Each of Assignor and Assignee hereby agrees to defend (through counsel reasonably approved by the other), indemnify and hold the other harmless from and against all claims, liabilities and damages arising from its breach of any of the provisions of this Section 2. This Section 2 shall survive the execution and delivery of this Assignment.
3. Successors and Assigns. This Assignment shall inure to the benefit of, and be binding upon, the successors, executors, administrators, legal representatives and assigns of the parties hereto.
4. Governing Law. This Assignment shall be construed under and enforced in accordance with the laws of the State of Texas, without regard to conflict of law principles.
5. Purchase Agreement. This Assignment is made pursuant to the Purchase Agreement and is subject to the terms thereof.
[Signatures appear on the following pages]

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date set forth above.
ASSIGNOR:
MEDLAND, L.P.

By:	Texas Land Management, L.L.C., its general partner

By:
Name:
Title:

[Signatures continue on the following page]

ASSIGNEE:
HR ACQUISITION OF SAN ANTONIO, LTD.

By:	Healthcare Acquisition of Texas, Ltd.

Its:	General Partner

By:

Name:
Title:

EXHIBITS:
Exhibit A — Description of the Land Sites
Exhibit B — List of Leases
Exhibit C — List of Contracts
Exhibit D — List of Excluded Personal Property

Exhibit A
to
General Assignment and Bill of Sale
Description of Land Sites
Being Lot 1A and Lot 5A, in Block A, of FRISCO MEDICAL CENTER, LOTS 1A-5A, BLOCK A, an Addition to the City of Frisco, Collin County, Texas, according to the Plat thereof recorded Cabinet 2007, Page 426, Plat Records, Collin County, Texas.
Exhibit-B-A-1

Exhibit B
to
General Assignment and Bill of Sale
List of Leases
NONE

Exhibit C
to
General Assignment and Bill of Sale
List of Contracts
NONE
* For the avoidance of doubt, Assignor does not assign, and Assignee does not assume, any agreement regarding the payment of any commission, finders or other fee, or other compensation in connection with the sale to and purchase of the Real Property and Personal Property by Assignee.

Exhibit D
to
General Assignment and Bill of Sale
List of Excluded Personal Property
NONE

Exhibit 9.2-C
Sellers’ Affidavit
AFFIDAVIT AS TO DEBTS AND LIENS AND PARTIES IN POSSESSION
(ENTITY OWNER)
GF#: ___________________ SJ2
SUBJECT PROPERTY: ...... and being the same land described in the commitment issued under the above referenced GF number.
SELLER:
PURCHASER:
STATE OF TEXAS
COUNTY OF COLLIN
BEFORE ME, the undersigned authority, on this day personally appeared the undersigned Affiant, personally known to me to be the person whose name is subscribed hereto and upon oath deposes and says that:
1.	To the best knowledge and belief of Affiant:
a.	The charges for all labor and materials that may have been furnished to the property or to the improvements thereon have been fully paid.

b.	All contracts for the furnishing of labor or materials to the property or for improvements thereon have been completed and fully paid.

c.	There are no security agreements or leases affecting any goods or chattels that have become attached, or that will at any later date become attached, to the property or improvements thereon as fixtures that have not been fully performed and satisfied, which are not shown on the referenced title commitment.

d.	There are no loans of any kind on the property, which are not shown on the referenced title commitment.

e.	There are no brokers that have a signed commission agreement with Seller under which a commission is claimed or earned and has not been paid, which are not shown on the settlement statements.
2.	Affiant has no knowledge of a notice of change of use nor has Seller received a notice of change of use by the appraisal district.

3.	The property is currently being used for the following purposes, and to the best knowledge and belief of Affiant, the improvements, if any, and such use do not violate any restrictive covenants affecting the property:

4.	There are no proceedings involving Seller, or notice to Seller of any proceedings, by any agency or authority, public or private, that levies taxes or assessments, which may result in taxes or assessments affecting the property and which are not shown by the referenced title commitment.

5.	There are no Judgments, Federal Tax Liens, or State Tax Liens against Seller and/or the property; Seller is not indebted to the State of Texas for any penalties or wages pursuant to a
Exhibit 9.2-C-1

final order of the Texas Work Force Commission; and neither Seller nor the property is subject to a claim under the Medicaid Estate Recovery Program.

6.	(a) All ad valorem and personal property taxes (if any), all “use” type business taxes (if any), including but not limited to hotel use and occupancy taxes, and all association/ maintenance type taxes or assessments (if any) that are currently due and payable have been paid or will be paid at closing and are shown on the settlement statements. (b) Any of the above referenced taxes which are the obligation of Seller and which have been prorated on the settlement statements are based on information approved by Seller.

7.	Seller is the only occupant of the property, except (list any leases):

8.	The property has curb cut(s) and driveway(s) providing actual vehicular and pedestrian access to __________________________which is/are open and in use.

9.	There are no unrecorded contracts; deeds; mortgages; mechanic’s liens; options of any kind, including but not limited to options to purchase or lease; rights of first refusal or requirements of prior approval of a future purchaser or occupant; rights of reentry; rights of reverter; or rights of forfeiture affecting the property or improvements thereon, which are not shown on the referenced title commitment.

10.	No proceedings in bankruptcy or receivership have ever been instituted by or against Seller, and Seller has never made an assignment for the benefit of creditors.
          THIS affidavit is made only to Republic Title of Texas, Inc., as an inducement to it to complete the above referenced transaction, and Affiant realizes that Republic Title of Texas, Inc., is relying upon the representations contained herein; and Affiant does hereby swear under the penalties of perjury that the foregoing information is true and correct in all respects, to the best knowledge and belief of Affiant, and that Affiant is authorized to make this affidavit on behalf of Seller. No party other than Republic Title of Texas, Inc. is entitled to rely upon the representations contained herein for any purpose.
EXECUTED effective as of _______________________, 2010.

STATE OF TEXAS	§
COUNTY OF	§

     This instrument was acknowledged before me on _______________________, 2010, by _____________________________.

Notary Public, State of Texas

Exhibit 9.2-C-2